                                                                EXHIBIT 10.1


                                CREDIT AGREEMENT

                                      among

                               AEARO CORPORATION,

                            CABOT SAFETY CORPORATION,

                          CERTAIN OF ITS SUBSIDIARIES,

                                  VARIOUS BANKS

                                       and

                             BANKERS TRUST COMPANY,
                             as ADMINISTRATIVE AGENT

                   -------------------------------------------

                            Dated as of July 11, 1995

                                       and

                     Amended and Restated as of May 30, 1996

                   -------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                          Page
                                                                          ----

SECTION 1.     Amount and Terms of Credit.................................  2
     1.01      The Commitments............................................  2
     1.02      Minimum Amount of Each Borrowing...........................  5
     1.03      Notice of Borrowing........................................  5
     1.04      Disbursement of Funds......................................  6
     1.05      Notes......................................................  7
     1.06      Conversions................................................ 10
     1.07      Pro Rata Borrowings........................................ 11
     1.08      Interest................................................... 11
     1.09      Interest Periods........................................... 13
     1.10      Increased Costs, Illegality, etc........................... 14
     1.11      Compensation............................................... 18
     1.12      Change of Lending Office................................... 18
     1.13      Replacement of Banks....................................... 19
     1.14      Interest on Subsidiary A Canadian Dollar Term Loans........ 20

SECTION 2.     Letters of Credit.......................................... 20
     2.01      Letters of Credit.......................................... 20
     2.02      Letter of Credit Requests.................................. 22
     2.03      Letter of Credit Participations............................ 22
     2.04      Agreement to Repay Letter of Credit Drawings............... 25
     2.05      Increased Costs............................................ 26
     2.06      Minimum Stated Amount...................................... 27
     2.07      Existing Letters of Credit................................. 28

SECTION 3.     Commitment Commission; Fees; Reductions of Commitment...... 28
     3.01      Fees....................................................... 28
     3.02      Voluntary Termination of Unutilized Commitments............ 29
     3.03      Mandatory Reduction of Commitments......................... 29

SECTION 4.     Prepayments; Payments; Taxes............................... 30
     4.01      Voluntary Prepayments...................................... 30
     4.02      Mandatory Repayments and Commitment Reductions............. 31



                                       (i)

     4.03      Method and Place of Payment................................ 38
     4.04      Net Payments; Taxes........................................ 38

SECTION 5.     Conditions Precedent....................................... 41
     5.01      Execution of Agreement; Notes.............................. 41
     5.02      No Default; Representations and Warranties................. 41
     5.03      Officer's Certificate...................................... 42
     5.04      Opinions of Counsel........................................ 42
     5.05      Corporate Documents; Proceedings; etc...................... 42
     5.06      Plans; Existing Indebtedness Agreements; Shareholders'
                 Agreements; Management Agreements........................ 43
     5.07      Consummation of the Acquisition; Capital Contribution;
                 Issuance of the Swedish Note............................. 43
     5.08      Fees, etc.................................................. 44
     5.09      Pledge Agreements.......................................... 44
     5.10      Security Agreements........................................ 45
     5.11      US Subsidiary Guaranty..................................... 46
     5.12      Mortgage Amendments........................................ 46
     5.13      Adverse Change; Approvals.................................. 46
     5.14      Litigation................................................. 47
     5.15      Solvency Opinion; Compliance Certificate................... 47
     5.16      Pro Forma Balance Sheet.................................... 47
     5.17      Pooled Assignment by Original Banks; Original Credit
                 Agreement; etc........................................... 47
     5.18      Notice of Borrowing; Letter of Credit Request.............. 48

SECTION 6.     Representations and Warranties............................. 49
     6.01      Corporate Status........................................... 49
     6.02      Corporate Power and Authority.............................. 49
     6.03      No Violation............................................... 49
     6.04      Governmental Approvals..................................... 50
     6.05      Financial Statements; Financial Condition; Undisclosed
                 Liabilities; Projections; etc............................ 50
     6.06      Litigation................................................. 52
     6.07      True and Complete Disclosure............................... 52
     6.08      Use of Proceeds; Margin Regulations........................ 52
     6.09      Tax Returns and Payments................................... 53
     6.10      Compliance with ERISA...................................... 53
     6.11      The Security Documents..................................... 54



                                      (ii)

     6.12      Properties................................................. 55
     6.13      Capitalization............................................. 56
     6.14      Subsidiaries............................................... 56
     6.15      Compliance with Statutes, etc.............................. 56
     6.16      Investment Company Act..................................... 56
     6.17      Public Utility Holding Company Act......................... 56
     6.18      Environmental Matters...................................... 57
     6.19      Labor Relations............................................ 57
     6.20      Patents, Licenses, Franchises and Formulas................. 58
     6.21      Indebtedness............................................... 58
     6.22      Senior Subordinated Notes.................................. 58
     6.23      Acquisition................................................ 59
     6.24      Representations and Warranties in Documents................ 59

SECTION 7.     Affirmative Covenants...................................... 59
     7.01      Information Covenants...................................... 59
     7.02      Books, Records and Inspections............................. 63
     7.03      Maintenance of Property; Insurance......................... 63
     7.04      Corporate Franchises....................................... 64
     7.05      Compliance with Statutes, etc.............................. 64
     7.06      Compliance with Environmental Laws......................... 65
     7.07      ERISA...................................................... 66
     7.08      End of Fiscal Years; Fiscal Quarters....................... 67
     7.09      Performance of Obligations................................. 67
     7.10      Payment of Taxes........................................... 67
     7.11      Additional Mortgages; Further Assurances................... 67
     7.12      Foreign Subsidiaries Security.............................. 69
     7.13      Ownership of Subsidiaries.................................. 70
     7.14      Permitted Acquisitions..................................... 70

SECTION 8.     Negative Covenants......................................... 71
     8.01      Liens...................................................... 71
     8.02      Consolidation, Merger, Purchase or Sale of Assets, etc..... 73
     8.03      Dividends.................................................. 76
     8.04      Indebtedness............................................... 77
     8.05      Advances, Investments and Loans............................ 79
     8.06      Transactions with Affiliates............................... 81
     8.07      Maximum Capital Expenditures............................... 82
     8.08      Leverage Ratio............................................. 83



                                      (iii)

     8.09      Interest Coverage Ratio.................................... 84
     8.10      Fixed Charge Coverage Ratio................................ 85
     8.11      Limitation on Payments of Certain Indebtedness; Modifica-
                 tions of Certain Indebtedness; Modifications of
                 Certificate of Incorporation, By-Laws and
                 Certain Agreements; etc.................................. 85
     8.12      Limitation on Certain Restrictions on Subsidiaries......... 86
     8.13      Limitation on Issuance of Capital Stock.................... 87
     8.14      Business................................................... 87
     8.15      Limitation on the Creation of Subsidiaries................. 88
     8.16      Restrictions on Swedish Note............................... 89

SECTION 9.     Events of Default.......................................... 89
     9.01      Payments................................................... 89
     9.02      Representations, etc....................................... 89
     9.03      Covenants.................................................. 89
     9.04      Default Under Other Agreements............................. 90
     9.05      Bankruptcy, etc............................................ 90
     9.06      ERISA...................................................... 91
     9.07      Security Documents......................................... 91
     9.08      Guaranties................................................. 92
     9.09      Judgments.................................................. 92

SECTION 10.    Definitions and Accounting Terms........................... 93
     10.01     Defined Terms.............................................. 93

SECTION 11.    The Administrative Agent...................................133
     11.01     Appointment................................................133
     11.02     Nature of Duties...........................................133
     11.03     Lack of Reliance on the Administrative Agent...............134
     11.04     Certain Rights of the Administrative Agent.................134
     11.05     Reliance...................................................135
     11.06     Indemnification............................................135
     11.07     The Administrative Agent in its Individual Capacity........135
     11.08     Holders....................................................135
     11.09     Resignation by the Administrative Agent....................136

SECTION 12.    Guaranties.................................................136
     12.01     The Guaranties.............................................136

                                      (iv)

     12.02     Bankruptcy.................................................137
     12.03     Nature of Liability........................................137
     12.04     Independent Obligation.....................................138
     12.05     Authorization..............................................138
     12.06     Reliance...................................................139
     12.07     Subordination..............................................139
     12.08     Waiver.....................................................140
     12.09     Limitation on Liability....................................140

SECTION 13.    Miscellaneous..............................................141
     13.01     Payment of Expenses, etc...................................141
     13.02     Right of Setoff............................................142
     13.03     Notices....................................................142
     13.04     Benefit of Agreement.......................................143
     13.05     No Waiver; Remedies Cumulative.............................145
     13.06     Payments Pro Rata; Special Sharing Provisions Regarding
                 U.S. Guaranties..........................................145
     13.07     Calculations; Computations; Determination of Dollar
                 Equivalent and Fixed Rates...............................147
     13.08     GOVERNING LAW; SUBMISSION TO JURISDICTION;
                 VENUE; WAIVER OF JURY TRIAL..............................148
     13.09     Counterparts...............................................150
     13.10     Effectiveness..............................................150
     13.11     Headings Descriptive.......................................151
     13.12     Amendment or Waiver; etc...................................151
     13.13     Survival...................................................152
     13.14     Domicile of Loans..........................................152
     13.15     Confidentiality............................................153
     13.16     Register...................................................154
     13.17     Judgment Currency..........................................154
     13.18     Post-Closing Matters.......................................155
     13.19     Amendment and Restatement; Termination of Original
                 Credit Agreement.........................................156

                                       (v)

SCHEDULE I    Commitments
SCHEDULE II   Bank Addresses
SCHEDULE III  Existing Letters of Credit
SCHEDULE IV   Scheduled Repayments
SCHEDULE V    Real Property
SCHEDULE VI   Convertible Securities, Options or Rights
SCHEDULE VII  Subsidiaries
SCHEDULE VIII Existing Indebtedness
SCHEDULE IX   Insurance
SCHEDULE X    Existing Liens
SCHEDULE XI   Existing Investments


EXHIBIT A     Form of Notice of Borrowing
EXHIBIT B-1   Form of Company A Dollar Term Note
EXHIBIT B-2   Form of Company A Deutsche Mark Term Note
EXHIBIT B-3   Form of Company A Sterling Term Note
EXHIBIT B-4   Form of Subsidiary A Canadian Dollar Term Note
EXHIBIT B-5   Form of Subsidiary A Sterling Term Note
EXHIBIT B-6   Form of B Term Note
EXHIBIT B-7   Form of Dollar Revolving Note
EXHIBIT B-8   Form of Sterling Revolving Note
EXHIBIT C     Form of Letter of Credit Request
EXHIBIT D     Form of Section 4.04(b)(ii) Certificate
EXHIBIT E-1   Form of Opinion of Goodwin, Procter & Hoar LLP
EXHIBIT E-2   Form of Opinion of Mark V.B. Tremallo
EXHIBIT E-3   Form of Opinion of Davies, Ward & Beck
EXHIBIT E-4   Form of Opinion of Linklaters & Paines
EXHIBIT E-5   Form of Opinion of White & Case
EXHIBIT F     Form of Officers' Certificate
EXHIBIT G-1   Form of US Pledge Agreement
EXHIBIT G-2   Form of Foreign Pledge Agreement (Canada)
EXHIBIT H-1   Form of US Security Agreement
EXHIBIT H-2   Form of Canadian Security Agreement
EXHIBIT I     Form of US Subsidiary Guaranty
EXHIBIT J     Form of Assignment and Assumption Agreement





                                      (vi)

         CREDIT AGREEMENT, dated as of July 11, 1995 and amended and restated as of May 30, 1996, among AEARO CORPORATION (f/k/a CABOT SAFETY HOLDINGS CORPORATION), a Delaware corporation ("Holdings"), CABOT SAFETY CORPORATION (f/k/a CABOT SAFETY ACQUISITION CORPORATION), a Delaware corporation (the "Company"), each Subsidiary Borrower (together with the Company, each a "Borrower" and, collectively, the "Borrowers"), the Banks party hereto from time to time, and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") (all capitalized terms used herein and defined in Section 10 are used herein as therein defined).

                              W I T N E S S E T H :
                              ---------------------

     WHEREAS, Holdings, the Company, the Subsidiary Borrowers, the Original Banks, The First National Bank of Boston, as co-arranger, Chemical Bank, as co-arranger, Fleet National Bank, as co-arranger and Bankers Trust Company, as co-arranger and administrative agent, are party to a Credit Agreement, dated as of July 11, 1995 (as the same has been amended, modified and or supplemented through, but not including, the Restatement Effective Date, the "Original Credit Agreement"); and

     WHEREAS, as part of the Acquisition, (i) the Company is acquiring, indirectly through a newly-formed Swedish Subsidiary ("Swedish Newco"), Peltor Holding AB, Leif Anderzon Invest AB, and Leif Palmaer Invest AB, each a Swedish corporation (collectively, "Peltor") and its Subsidiaries and (ii) either Swedish Newco or Peltor is making a payment of $20,000,000 for a covenant not to compete from Active i Malmo AB, a Swedish corporation (the "Non-Compete Payment") pursuant to the Stock Purchase Agreement; and

     WHEREAS, the parties hereto wish to amend and restate the Original Credit Agreement in the form of this Agreement, to, INTER ALIA, permit the Transaction and the financing therefor on the terms and subject to the conditions provided herein and make available to the Borrowers the respective credit facilities provided for herein;

     NOW, THEREFORE, the parties hereto agree that the Original Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

     SECTION 1. AMOUNT AND TERMS OF CREDIT.
                --------------------------

     1.01 THE COMMITMENTS. (a) Subject to and upon the terms and conditions set forth herein, each Bank with an A Term Loan Commitment severally agrees on the Restatement Effective Date:

          (i) (A) to maintain as Company A Dollar Term Loans (as hereinafter defined), Original Dollar Term Loans made by such Bank pursuant to the Original Credit Agreement and outstanding on the Restatement Effective Date (immediately after giving effect to the assignments pursuant to the Pooled Assignment Agreement) in an aggregate principal amount equal to $11,564,910.39 and (B) to make a term loan (together with the Loans maintained pursuant to clause (A) above, each a "Company A Dollar Term Loan" and collectively, the "Company A Dollar Term Loans") to the Company, which Company A Dollar Term Loans shall (x) at the option of the Company, be Base Rate Loans or Eurodollar Loans, PROVIDED that except as specifically provided in Section 1.10(b), all Company A Dollar Term Loans comprising the same Borrowing shall at all times be of the same Type, (y) be made and maintained in Dollars and (z) be made in an aggregate initial principal amount equal to (when added to the principal amount of all Original Dollar Term Loans maintained pursuant to clause (A) above) $35,148,243.73;

          (ii) (A) to maintain as Company A Deutsche Mark Term Loans (as hereinafter defined), Original Dollar Term Loans made by such Bank pursuant to the Original Credit Agreement and outstanding on the Restatement Effective Date (immediately after giving effect to the assignments pursuant to the Pooled Assignment Agreement) in an aggregate principal amount equal to the Dollar Equivalent of 10,391,333.33 Deutsche Marks and (B) to make a term loan (together with the Loans maintained pursuant to clause (A) above, each a "Company A Deutsche Mark Term Loan" and collectively, the "Company A Deutsche Mark Term Loans") to the Company, which Company A Deutsche Mark Term Loans shall (x) be converted into (in the case of clause (A) above), made in (in the case of clause (B) above) and maintained in Deutsche Marks and (y) be made in an aggregate initial principal amount equal to (when added to the principal amount of all Original Dollar Term Loans maintained pursuant to clause (A) above and converted pursuant to clause (x) above) 30,958,000.00 Deutsche Marks;

          (iii) (A) to maintain as Company A Sterling Term Loans (as hereinafter defined), Original Dollar Term Loans made by such Bank pursuant to the Original Credit Agreement and outstanding on the Restatement Effective Date

     (immediately after giving effect to the assignments pursuant to the Pooled Assignment Agreement) in an aggregate principal amount equal to the Dollar Equivalent of 4,401,602.19 Pounds Sterling and (B) to make a term loan (together with the Loans maintained pursuant to clause (A) above, each a "Company A Sterling Term Loan" and collectively, the "Company A Sterling Term Loans") to the Company, which Company A Sterling Term Loans shall (x) be converted into (in the case of clause (A) above), made in (in the case of clause (B) above) and maintained in Pounds Sterling and (y) be made in an aggregate initial principal amount equal to (when added to the principal amount of all Original Dollar Term Loans maintained pursuant to clause (A) above and converted pursuant to clause (x) above) 13,204,806.55 Pounds Sterling;

          (iv) to maintain as term loans (the "Subsidiary A Canadian Dollar Term Loans") to the Canadian Borrower, Original Canadian Dollar Term Loans made by such Bank pursuant to the Original Credit Agreement and outstanding on the Restatement Effective Date (immediately after giving effect to the assignments pursuant to the Pooled Assignment Agreement); and

          (v) to maintain as term loans (the "Subsidiary A Sterling Term Loans") to the U.K. Borrower, Original Sterling Term Loans made by such Bank pursuant to the Original Credit Agreement and outstanding on the Restatement Effective Date (immediately after giving effect to the assignments pursuant to the Pooled Assignment Agreement).

Once repaid, A Term Loans incurred hereunder may not be reborrowed.

     (b) Subject to and upon the terms and conditions set forth herein, each Bank with a B Term Loan Commitment severally agrees on the Restatement Effective
Date:

          (i) (A) to maintain as B Term Loans (as hereinafter defined), Original Dollar Term Loans made by such Bank pursuant to the Original Credit Agreement and outstanding on the Restatement Effective Date (immediately after giving effect to the assignments pursuant to the Pooled Assignment Agreement) in an aggregate principal amount equal to $1,500,000.00 and (B) to make a term loan (together with the Loans maintained pursuant to clause
     (A) above, each a "B Term Loan" and, collectively, the "B Term Loans") to the Company, which B Term Loans shall (x) at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, PROVIDED that, except as specifically provided in Section 1.10(b), all B Term Loans comprising the same Borrowing shall at all times be of the same Type, (y) be made and maintained in Dollars and (z) be made in an aggregate principal amount equal to (when added to the principal amount of all

     Original Dollar Term Loans maintained pursuant to clause (A) above) $50,000,000.

Once repaid, B Term Loans incurred hereunder may not be reborrowed. The aggregate principal amount of all Original Term Loans maintained outstanding on the Restatement Effective Date as described in clauses (a) and (b) of this
Section 1.01 is $41,250,000.

     (c) Subject to and upon the terms and conditions set forth herein, each Bank with a Revolving Loan Commitment severally agrees:

          (i) (A) to make at any time and from time to time on or after the Restatement Effective Date and prior to the Revolving Loan Maturity Date, a loan or loans (each a "Revolving Loan" and collectively the "Revolving Loans") to one or more Borrowers which Revolving Loans (i) shall, in the case of Revolving Loans made to the Company, be made and maintained in Dollars (each a "Dollar Revolving Loan" and, collectively, the "Dollar Revolving Loans") which Dollar Revolving Loans shall, at the option of the Company, be either Base Rate Loans or Eurodollar Loans, PROVIDED that all Dollar Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided in Section 1.10(b), be of the same Type,
     (ii) shall, in the case of Revolving Loans made to the U.K. Borrower, be made and maintained in Pounds Sterling (each a "Sterling Revolving Loan" and, collectively, the "Sterling Revolving Loans"), (iii) may be repaid and reborrowed in accordance with the provisions hereof and (iv) shall not exceed for any Bank at the time of the making of any such Revolving Loans that aggregate principal amount (or the Dollar Equivalent of each outstanding Alternate Currency Revolving Loan) which, when added to the sum of (I) the aggregate principal amount of all other Revolving Loans then outstanding from such Bank (or the Dollar Equivalent of each Alternate Currency Revolving Loan then outstanding) and (II) the product of (A) such Bank's Revolving Percentage and (B) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective Dollar Revolving Loans) at such time, equals the Revolving Loan Commitment of such Bank at such time; PROVIDED that no Alternate Currency Revolving Loan shall be made if the Dollar Equivalent thereof, when added to the Dollar Equivalent of all other outstanding Alternate Currency Revolving Loans on the date such Loan is made, would exceed (x) $5,000,000 plus (y) in the event a Permitted Acquisition is made by a Subsidiary Borrower or by a Subsidiary Guarantor which is a Foreign Subsidiary, an amount not to exceed the lesser of (i) $10,000,000 and (ii) 75% of the purchase price in respect of each such Permitted Acquisition.

     1.02 MINIMUM AMOUNT OF EACH BORROWING. (a) The aggregate principal amount of each Borrowing of Dollar Term Loans shall not be less than $5,000,000 and the aggregate principal amount of each Borrowing of each Type of Alternate Currency Term Loan shall not be less than the lesser of (x) an amount in the respective Alternate Currency having a Dollar Equivalent of $5,000,000 and (y) the unpaid principal of such Type of Alternate Currency Term Loan.

     (b) The aggregate principal amount of each Borrowing of Revolving Loans shall be not less than $250,000 (and multiples of $50,000 in excess thereof) (or an amount in the respective Alternate Currency having a Dollar Equivalent of $250,000 (and multiples of $50,000 in excess thereof) in the case of a Borrowing of Alternate Currency Revolving Loans).

     (c) More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than (i) ten Borrowings of Eurodollar Loans hereunder, (ii) three Borrowings of Alternate Currency Revolving Loans hereunder and (iii) eight Borrowings of Alternate Currency Term Loans hereunder PROVIDED that, prior to the Syndication Date, (A) all Fixed Rate Loans incurred on the Restatement Effective Date of a specific Tranche and Type shall be maintained as a single Borrowing with a one month Interest Period ending on the date one month after the Restatement Effective Date (such one-month Interest Period, the "Initial Interest Period"), (B) Fixed Rate Loans that are Revolving Loans incurred after the Restatement Effective Date may only be incurred on the last day of the Initial Interest Period and (C) any Dollar Revolving Loans not incurred pursuant to the preceding clause (B) must be incurred and maintained as Base Rate Loans until and unless converted pursuant to Section 1.06 into Eurodollar Loans on the last day of the Initial Interest Period.

     1.03 NOTICE OF BORROWING. (a) Whenever a Borrower desires to incur Loans hereunder, it shall give the Administrative Agent at its Notice Office written notice (or telephonic notice promptly confirmed in writing) on the date that such Loan is to be made, of each Base Rate Loan, at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Eurodollar Loan and at least four Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Alternate Currency Loan to be made hereunder, PROVIDED that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) (12:00 Noon (New York time) in the case of an incurrence of Base Rate Loans) on such day. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), shall be irrevocable and shall be given by the respective Borrower in the form of Exhibit A, appropriately completed to specify
(i) the name of such Borrower, (ii) the date of such incurrence (which shall be a Business Day), (iii) whether the Loans being made shall constitute A Term Loans,

B Term Loans or Revolving Loans and the Applicable Currency for such A Term Loans or Revolving Loans, (iv) the aggregate principal amount of the Loans to be made (stated in the Applicable Currency), (v) in the case of Dollar Loans, whether the Loans being made are to be initially maintained as Base Rate Loans or Eurodollar Loans and (vi) in the case of Fixed Rate Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly (and in any event within one Business Day after its receipt of a Notice of Borrowing) give each Bank which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed incurrence, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

         (b) Without in any way limiting the obligation of any Borrower to confirm in writing any telephonic notice of any incurrence of Loans, the Administrative Agent may act without liability upon the basis of telephonic notice of such incurrence, believed by the Administrative Agent in good faith to be from an Authorized Officer of such Borrower prior to receipt of written confirmation. In each such case, each Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice of such incurrence of Loans absent manifest error.

         1.04 DISBURSEMENT OF FUNDS. No later than 12:00 Noon (local time in the city in which the proceeds of such Loans are to be made available in accordance with the terms hereof) on the date specified in each Notice of Borrowing, each Bank with a Commitment of the respective Tranche will make available its PRO RATA portion of each Borrowing of Loans requested to be made on such date, in Dollars or in the relevant Alternate Currency, as the case may be, and in immediately available funds at the appropriate Payment Office of the Administrative Agent. All such amounts shall be made available in immediately available funds at the appropriate Payment Office of the Administrative Agent, and the Administrative Agent will make available to the relevant Borrower at such Payment Office, in Dollars or the relevant Alternate Currency, as the case may be, and in immediately available funds, the aggregate of the amounts so made available by the Banks prior to 1:00 P.M. (local time in the city in which the proceeds of such Loans are to be made available in accordance with the terms hereof) on such day, to the extent of funds actually received by the Administrative Agent. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the relevant Borrower and such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or such Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, the overnight Federal Funds Rate and (ii) if recovered from such Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this
Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the relevant Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

         1.05 NOTES. (a) Each Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank to such Borrower shall be evidenced (i) if Company A Dollar Term Loans, by a promissory note duly executed and delivered by the Company substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each a "Company A Dollar Term Note" and, collectively, the "Company A Dollar Term Notes"), (ii) if Company A Deutsche Mark Term Loans, by a promissory note duly executed and delivered by the Company substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each a "Company A Deutsche Mark Term Note" and, collectively, the "Company A Deutsche Mark Term Notes"), (iii) if Company A Sterling Term Loans, by a promissory note duly executed and delivered by the Company substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each a "Company A Sterling Term Note" and, collectively, the "Company A Sterling Term Notes"), (iv) if Subsidiary A Canadian Dollar Term Loans, by a promissory note duly executed and delivered by the Canadian Borrower substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each a "Subsidiary A Canadian Dollar Term Note" and, collectively, the "Subsidiary A Canadian Dollar Term Notes"), (v) if Subsidiary A Sterling Term Loans, by a promissory note duly executed and delivered by the U.K. Borrower substantially in the form of Exhibit B-5 with blanks appropriately completed in conformity herewith (each a "Subsidiary A Sterling Term Note" and, collectively, the "Subsidiary A Sterling Term Notes"), (vi) if B Term Loans, by a promissory note duly executed and delivered by the Company substantially in the form of Exhibit B-6 with blanks appropriately completed in conformity herewith (each a "B Term Note" and, collectively, the "B Term Notes"), (vii) if Dollar Revolving Loans, by a promissory note duly executed and delivered by the Company substantially in the form of Exhibit B-7 with blanks appropriately completed in conformity herewith (each, a "Dollar Revolving Note" and, collectively, the "Dollar Revolving Notes") and (viii) if Sterling Revolving Loans, by a promissory note duly executed and delivered by the U.K. Borrower substantially in the form of Exhibit B-8 with blanks appropriately completed in conformity herewith (each a "Sterling Revolving Note" and, collectively, the "Sterling Revolving Notes").

     (b) The Company A Dollar Term Note issued by the Company to each Bank shall
(i) be executed by the Company, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Company A Dollar Term Loans made and/or maintained on the Restatement Effective Date and be payable in Dollars and in the principal amount of the outstanding Company A Dollar Term Loans evidenced thereby from time to time, (iv) mature on the A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (c) The Company A Deutsche Mark Term Note issued by the Company to each Bank shall (i) be executed by the Company, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Company A Deutsche Mark Term Loans made and/or maintained on the Restatement Effective Date and be payable in Deutsche Marks and in the principal amount of the outstanding Company A Deutsche Mark Term Loans evidenced thereby from time to time, (iv) mature on the A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Company A Deutsche Mark Term Loans evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (d) The Company A Sterling Term Note issued by the Company to each Bank shall (i) be executed by the Company, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Company A Sterling Term Loans, made and/or maintained on the Restatement Effective Date and be payable in Pounds Sterling and in the principal amount of the outstanding Company A Sterling Term Loans evidenced thereby from time to time, (iv) mature on the A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Company A Sterling Term Loans evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (e) The Subsidiary A Canadian Dollar Term Note issued by the Canadian Borrower to each Bank shall (i) be executed by the Canadian Borrower, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date,
(iii) be in a stated principal amount equal to the Subsidiary A Canadian Dollar Term Loans maintained by such Bank on the Restatement Effective Date and be payable in Canadian Dollars and in the principal amount of the outstanding Subsidiary A Canadian Dollar Term Loans evidenced thereby from time to time,
(iv) mature on the A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Subsidiary A Canadian Dollar Term Loans evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (f) The Subsidiary A Sterling Term Note issued by the U.K. Borrower to each Bank shall (i) be executed by the U.K. Borrower, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Subsidiary A Sterling Term Loans maintained by such Bank on the Restatement Effective Date and be payable in Pounds Sterling and in the principal amount of the outstanding Subsidiary A Sterling Term Loans evidenced thereby from time to time, (iv) mature on the A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Subsidiary A Sterling Term Loans evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (g) The B Term Note issued by the Company to each Bank shall (i) be executed by the Company, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the B Term Loans made and/or maintained on the Restatement Effective Date and be payable in Dollars and in the principal amount of the outstanding B Term Loans evidenced thereby from time to time, (iv) mature on the B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section
4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (h) The Dollar Revolving Note issued by the Company to each Bank shall (i) be executed by the Company, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in Dollars and in the principal amount of the outstanding Dollar Revolving Loans evidenced thereby from time to time, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (i) The Sterling Revolving Note issued by the U.K. Borrower to each Bank shall (i) be executed by the U.K. Borrower, (ii) be payable to the order of such Bank and be dated the Restatement Effective Date, (iii) be payable in Pounds Sterling and in the principal amount of the outstanding Sterling Revolving Loans evidenced thereby from time to time, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Sterling Revolving Loans evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (j) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the respective Borrower's obligations in respect of such Loans.

     (k) Each Bank shall have the right to request that one or more of the Notes to be delivered to it be in registered form for U.S. Federal income tax purposes, in which case such Notes shall be made payable to such Bank or its registered assigns. Each Loan evidenced by a Note in registered form for U.S. Federal income tax purposes shall thereafter be evidenced by a Note in registered form.

     1.06 CONVERSIONS. The Company shall have the option to convert on any Business Day all or a portion equal to at least (x) in the case of a conversion of Dollar Term Loans $5,000,000 and (y) in the case of a conversion of Dollar Revolving Loans, $1,000,000 (and, if greater, in an integral multiple of $500,000), of the outstanding principal amount of Dollar Loans made to the Company pursuant to one or more Borrowings of one or more Types of Dollar Loans into a Borrowing of another Type of Dollar Loan (so long as the Dollar Loans are of the same Tranche), PROVIDED that (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Eurodollar Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than (x) in the case of Dollar Term Loans $5,000,000 and (y) in the case of Dollar Revolving Loans, $1,000,000, (ii) Base Rate Loans may not be converted into Eurodollar Loans if any Default under Section 9.01 or 9.05, or Event of Default is in existence on the date of the conversion and the Administrative Agent or the Required Banks have determined that such a conversion is not appropriate, (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under
Section 1.02(c) and (iv) prior to the Syndication Date, Dollar Loans which are maintained as Base Rate Loans may only be converted into Eurodollar Loans on the last day of the Initial Interest Period. Each such conversion (other than automatic conversions pursuant to the last paragraph of Section 1.09) shall be effected by the Company's giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior written notice (each a "Notice of Conversion") specifying the Dollar Loans to be so converted, the Borrowing or Borrowings pursuant to which such Dollar Loans were made, the date of such conversion (which shall be a Business Day) and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Dollar Loans.

     1.07 PRO RATA BORROWINGS. All Borrowings of A Term Loans (including Company A Dollar Term Loans, Company A Deutsche Mark Term Loans, Company A Sterling Term Loans, Subsidiary A Canadian Dollar Term Loans and Subsidiary A Sterling Term Loans), B Term Loans and Revolving Loans under this Agreement shall be incurred from the Banks PRO RATA on the basis of their A Term Loan Commitments (and after the termination thereof, A Term Loans), B Term Loan Commitments (and after the termination thereof, B Term Loans) or Revolving Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to make its Loans hereunder.

     1.08 INTEREST. (a) The Company agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Company until the conversion or maturity (whether by acceleration or otherwise) of such Base Rate Loan, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

     (b) The Company agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Company until the conversion or maturity (whether by acceleration or otherwise) of such Eurodollar Loan, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

     (c) The Company agrees to pay interest in respect of the unpaid principal amount of each Company A Deutsche Mark Loan incurred by such Person from the date the proceeds thereof are made available to the Company until the maturity (whether by acceleration or otherwise) of such Company A Deutsche Mark Loan at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Deutsche Mark Euro Rate for such Interest Period.

     (d) Each of the Company and the U.K. Borrower severally agrees to pay interest in respect of the unpaid principal amount of each Sterling Loan incurred by such Person from the date the proceeds thereof are made available to the Company or the U.K. Borrower, as the case may be, until the maturity (whether by acceleration or otherwise) of such Sterling Loan at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Sterling Euro Rate for such Interest Period.

     (e) The Canadian Borrower agrees to pay interest in respect of the unpaid principal amount of each A Canadian Dollar Term Loan from the date the proceeds thereof are made available to the Canadian Borrower until the maturity (whether by acceleration or otherwise) of such A Canadian Dollar Term Loan at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Canadian Dollar Euro Rate for such Interest Period.

     (f) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

     (g) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Fixed Rate Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or pre-paid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

     (h) Upon each Interest Determination Date, the Administrative Agent shall determine the respective interest rate for each Interest Period applicable to the Fixed Rate Loans for which such determination is being made and shall promptly notify the respective Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

     1.09 INTEREST PERIODS. At the time it gives any Notice of Borrowing in respect of the making of any Loan, or any Notice of Conversion in respect of the conversion of any Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day (or the fourth Business Day in the case of Alternate Currency Loans) prior to the expiration of an Interest Period applicable to such Loan (in the case of any subsequent Interest Period), the respective Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Loan, which Interest Period shall, at the option of such Borrower, be a one, three or six-month period, or if available to each Bank making such Loan, a nine or twelve-month period, PROVIDED that:

          (i) all Fixed Rate Loans comprising a Borrowing shall at all times have the same Interest Period;

          (ii) the initial Interest Period for any Borrowing of Fixed Rate Loans shall commence on the date of such Borrowing (including, in the case of Dollar Loans, the date of any conversion thereto from a Dollar Loan of a different Type) and each Interest Period occurring thereafter in respect of such Loans shall commence on the day on which the next preceding Interest Period applicable thereto expires;

          (iii) if any Interest Period relating to a Fixed Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, HOWEVER, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (v) except as provided below in this Section 1.09, no Interest Period may be selected at any time when a Default under Section 9.01 or 9.05 or an Event of Default is then in existence and the Administrative Agent or the Required Banks have determined that such a selection is not appropriate;

          (vi) Interest Periods of longer than one month for Term Loans and Revolving Loans may only be selected on or after the Syndication Date and in any event all Term Loans and Revolving Loans maintained as Fixed Rate Loans shall be subject to the same one-month Interest Period for the period prior to the Syndication Date;

          (vii) no Interest Period in respect of any Borrowing of Fixed Rate Loans shall be selected which extends beyond (x) the A Term Loan Maturity Date in the case of A Term Loans, (y) the B Term Loan Maturity Date in the case of B Term Loans or (z) the Revolving Loan Maturity Date in the case of Revolving Loans; and

          (viii) no Interest Period in respect of any Borrowing of A Term Loans or B Term Loans shall be selected which extends beyond any date upon which a Scheduled Repayment of A Term Loans or B Term Loans, as the case may be, will be required to be made under Sections 4.02(b) or (c) if the aggregate principal amount of A Term Loans (whether they be Dollar Loans or Alternate Currency Term Loans) or B Term Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Tranche of Term Loans then outstanding less the aggregate amount of such Scheduled Repayment.

     If upon the expiration of any Interest Period applicable to a Borrowing of Fixed Rate Loans, the relevant Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Fixed Rate Loans as provided above, such Borrower shall be deemed to have elected (x) if Eurodollar Loans, to convert such Eurodollar Loans into Base Rate Loans and (y) if Alternate Currency Loans, to select a one-month Interest Period for such Alternate Currency Loans, in either case effective as of the expiration date of such current Interest Period.

     1.10 INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clauses (i) and (iv) below, may be made only by the Administrative Agent):

          (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the respective Fixed Rate; or

          (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Fixed Rate Loan which such Bank deems to be material because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Bank of the principal of or interest on such Fixed Rate Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank, pursuant to the laws of the jurisdiction in which such Bank is organized or in which such Bank's principal office or applicable lending office is located or any subdivision thereof or therein), or (B) a change in official reserve requirements (except to the extent covered by Section 1.10(d) in respect of Alternate Currency Loans or included in the computation of the respective Fixed Rate) or any special deposit, assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its applicable lending office) and/or (y) other circumstances since the date of this Agreement affecting such Bank or the London interbank market or the position of such Bank in such market; or

          (iii) at any time, that the making or continuance of any Fixed Rate Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the London interbank market; or

          (iv) at any time that any Alternate Currency is not available in sufficient amounts, as determined in good faith by the Administrative Agent, to fund any Borrowing of Alternate Currency Revolving Loans;

then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) or (iv) above) shall promptly give notice (by telephone confirmed in writing) to the Company, the respective Borrower (if other than the Company) and, except in the case of clause (i) or (iv) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (w) in the case of clause (i) above, (A) in the event that Eurodollar Loans are so affected, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Company and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Company with respect to Euro-dollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Company and (B) in the event that any Alternate Currency Loan is so affected, the interest rate for such Alternate Currency Loan shall be determined on the basis provided in the proviso to the definition of the respective Fixed Rate applicable to such Alternate Currency Loan, (x) in the case of clause (ii) above, the respective Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its reasonable discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, based on averaging and attribution methods among customers which are reasonable, submitted to the respective Borrower by such Bank in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto),
(y) in the case of clause (iii) above, the respective Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law and (z) in the case of clause (iv) above, Alternate Currency Revolving Loans in the affected Alternate Currency shall no longer be available until such time as the Administrative Agent notifies the Company, the respective Subsidiary Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exists, and any Notice of Borrowing given by such Subsidiary Borrower with respect to such Alternate Currency Revolving Loans which have not yet been incurred shall be deemed rescinded by such Subsidiary Borrower. Each of the Administrative Agent and each Bank agrees that if it gives notice to the Company or any Subsidiary Borrower of any of the events described in clause (i), (iii) or (iv) above, it shall promptly notify the Company and such Subsidiary Borrower and, in the case of any such Bank, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Bank, the obligations of such Bank to make Fixed Rate Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

     (b) At any time that any Fixed Rate Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the respective Borrower may (and in the case of a Fixed Rate Loan (other than an outstanding Canadian Dollar Term
Loan) affected by the circumstances described in Section 1.10(a)(iii) shall) either (x) if the affected Fixed Rate Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that such Borrower was notified by the affected Bank or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected

Fixed Rate Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent and the affected Bank, and subject to Section 4.02(j), (A) in the case of a Eurodollar Loan, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan or repay such Eurodollar Loan in full and (B) in the case of any Alternate Currency Loan, repay such Alternate Currency Loan in full (other than an outstanding Canadian Dollar Term Loan). If at any time the making or continuance of any Canadian Dollar Term Loan, or any giving effect to the obligations of a Bank in respect thereof, has been made unlawful by any law coming into force or by any change in any law or regulation or in the interpretation or application thereof by any court or any statutory board or commission, then the Canadian Borrower, upon at least three Business Days' written notice to the Administrative Agent and the affected Bank, and subject to Section 4.02(j), shall repay such Canadian Dollar Term Loan in full.

         (c) If any Bank determines that after the Restatement Effective Date the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Commitments hereunder or its obligations hereunder, then the Borrowers jointly and severally agree to pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods among customers which are reasonable, PROVIDED that such Bank's reasonable good faith determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrowers, which notice shall show the basis for calculation of such additional amounts.

     (d) In the event that any Bank shall determine (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) at any time that, as a result of changes in laws, regulations or similar requirements effective after the Restatement Effective Date, such Bank is required to maintain reserves (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) which have been established by any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body with jurisdiction over such Bank (including any branch, Affiliate or funding office thereof) in respect of any Alternate Currency Loans or any category of liabilities which includes deposits by reference to which the interest rate on any Alternate Currency Loan is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to non-United States residents, then, unless such reserves are included in the calculation of the interest rate applicable to such Alternate Currency Loans or in Section 1.10(a)(ii), such Bank shall promptly notify the Company in writing specifying the additional amounts required to indemnify such Bank against the cost of maintaining such reserves (such written notice to provide in reasonable detail a computation of such additional amounts) and the respective Borrower shall pay to such Bank such specified amounts as additional interest at the time that the respective Borrower is otherwise required to pay interest in respect of such Alternate Currency Loan or, if later, on written demand therefor by such Bank.

     1.11 COMPENSATION. Each Borrower shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Fixed Rate Loans but excluding any loss of anticipated profit) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of, or conversion from or into, Fixed Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the respective Borrower);
(ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or a result of an acceleration of the Loans pursuant to Section 9) or conversion of any of such Borrower's Fixed Rate Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of such Borrower's Fixed Rate Loans is not made on any date specified in a notice of prepayment given by such Borrower; or (iv) as a consequence of (x) any other default by such Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Bank or (y) any election made pursuant to Section 1.10(b).

     1.12 CHANGE OF LENDING OFFICE. Each Bank agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 1.10(d), Section 2.05 or Section 4.04 with respect to such Bank, it will, if requested by the applicable Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, PROVIDED that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of any Borrower or the right of any Bank provided in Sections 1.10, 2.05 and 4.04.

     1.13 REPLACEMENT OF BANKS. (a) (i) If any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings,
(ii) if any Bank refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 13.12(b) or (iii) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 1.10(d), Section 2.05 or Section 4.04 with respect to any Bank which results in such Bank charging to any Borrower increased costs in excess of those being generally charged by the other Banks, the Company shall have the right, in accordance with the requirements of Section 13.04(b), if no Event of Default will exist after giving effect to such replacement, to replace such Bank (the "Replaced Bank") with an Eligible Transferee or Transferees, none of which shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank"), reasonably acceptable to the Administrative Agent and the Issuing Banks, PROVIDED that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with the assignment fee payable pursuant to said
Section 13.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of, and in each case participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01 and (y) the respective Issuing Bank an amount equal to such Replaced Bank's Revolving Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Bank and (ii) all obligations of the Borrowers owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement.

     (b) Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) of
Section 1.13(a) and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the applicable Borrower, the

Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions applicable to the Replaced Bank under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such Replaced Bank, PROVIDED that no Replaced Bank may seek to recover costs or indemnification under Sections 1.10, 1.11, 2.05 or 4.04 after the expiration of one year following the events giving rise to such recovery.

     1.14 INTEREST ON SUBSIDIARY A CANADIAN DOLLAR TERM LOANS. For purposes of the Interest Act (Canada), whenever any interest in respect of any Subsidiary A Canadian Dollar Term Loan is calculated using an annual rate based on a period which is less than the actual number of days in a year (the "Lesser Period"), such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (i) the applicable rate based on such Lesser Period multiplied by the actual number of days in the calendar year in which the period for which such interest is payable ends, and (ii) divided by the number of days in such Lesser Period. The rate of interest specified in this Agreement in respect of the Subsidiary A Canadian Dollar Term Loans is a nominal rate and all interest payment computations are to be made without allowance or deduction for deemed reinvestment of interest.

     SECTION 2. LETTERS OF CREDIT.
                ------------------

     2.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions set forth herein, the Company may request any Issuing Bank at any time and from time to time on or after the Restatement Effective Date and prior to the Revolving Loan Maturity Date, to issue, and subject to the terms and conditions set forth herein, such Issuing Bank may issue (and BTCo (or its Lending Affiliates) shall issue), (x) for the account of the Company and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the Company or any Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by the respective Issuing Bank or in such other form as has been approved by such Issuing Bank (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Obligations and (y) for the account of the Company and for the benefit of sellers of goods to the Company or any of its Subsidiaries, an irrevocable sight documentary letter of credit in a form customarily used by the respective Issuing Bank or in such other form as has been approved by such Issuing Bank (each such documentary letter of credit, a "Trade Letter of Credit," and each such Trade Letter of Credit and Standby Letter of Credit, a "Letter of Credit") in support of commercial transactions of the Company or any such Subsidiary. Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

     (b) Letters of Credit may be issued at the request of the Company in Dollars or Pounds Sterling and in any other currencies acceptable to the respective Issuing Bank.

     (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued if the Stated Amount of which, when added to all Letter of Credit Outstandings at such time, would exceed $5,000,000 (or the Dollar Equivalent thereof), (ii) no Letter of Credit shall be issued the Stated Amount of which, when added to the sum of (I) all Letter of Credit Outstandings at such time and (II) the aggregate outstanding principal amount of all Revolving Loans (or the Dollar Equivalent thereof in the case of each Alternate Currency Revolving Loan then outstanding), would exceed the Total Revolving Loan Commitment then in effect,
(iii) each Standby Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of issuance thereof (although any such Standby Letter of Credit may be extendable for successive periods of up to 12 months (but not beyond the Revolving Loan Maturity Date) on terms acceptable to the respective Issuing Bank) and (y) the Revolving Loan Maturity Date and (iv) each Trade Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of issuance thereof and (y) the date which occurs 30 days prior to the Revolving Loan Maturity Date.

     (d) Notwithstanding the foregoing, no Issuing Bank shall be under any obligation to issue any Letter of Credit if any of the applicable conditions contained in Section 5 shall not be met at the time of such issuance or if at the time of such issuance:

          (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursable loss, cost or expense which was not applicable or in effect to such Issuing Bank as of such date and which such Issuing Bank in good faith deems material to it;

          (ii) such Issuing Bank shall have received notice from the Required Banks of the type described in Section 2.02(b); or

          (iii) a Bank Default exists, unless the Company and such Issuing Bank shall have entered into arrangements satisfactory to the Company and such Issuing Bank to eliminate such Issuing Bank's risk with respect to the respective Defaulting Bank's or Banks' Revolving Percentage of the Letter of Credit Outstandings.

     2.02 LETTER OF CREDIT REQUESTS. (a) Whenever the Company desires that a Letter of Credit be issued for its account it shall have executed and delivered to the respective Issuing Bank (with copies having been sent to the Administrative Agent) at least three Business Days prior to the issuance thereof (or such shorter period of time as is acceptable to such Issuing Bank), a Letter of Credit Request in the form of Exhibit C (each a "Letter of Credit Request").

     (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Company that (i) such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c) and (ii) all of the applicable conditions set forth in Section 5 shall be met at the time of such issuance. No Issuing Bank shall issue any Letter of Credit after it has received written notice from the Company or the Required Banks stating that a Default or an Event of Default exists until such time as the respective Issuing Bank shall have received written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default from the Required Banks. Upon its issuance of any Letter of Credit, the respective Issuing Bank shall promptly notify the Administrative Agent and each Bank of such issuance and deliver a copy thereof to the Administrative Agent.

     2.03 LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by any Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold to each other RC Bank (each such other RC Bank, in its capacity under this Section 2.03, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation (each a "Participation"), to the extent of such Participant's Revolving Percentage in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Company under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto (although Letter of Credit Fees will be paid directly to the Administrative Agent for the ratable account of the Participants as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing
Fees). Upon any change in the Revolving Loan Commitments of the Banks pursuant to Section 1.13 or 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit, and Unpaid Drawings, there shall be an automatic adjustment to the

Participations pursuant to this Section 2.03 to reflect the new Revolving Percentages of the assignor and assignee Bank.

     (b) In determining whether to pay under any Letter of Credit, the respective Issuing Bank shall have no obligation relative to the Participants other than to confirm that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Bank any resulting liability.

     (c) In the event that any Issuing Bank makes any payment under any Letter of Credit and the Company shall not have reimbursed such amount in full to such Issuing Bank pursuant to Section 2.04(a), such Issuing Bank shall promptly notify the Administrative Agent and after receipt of such notice, the Administrative Agent will notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent, for the account of such Issuing Bank, the amount of such Participant's Revolving Percentage of such unreimbursed payment in Dollars (or, in the case of any unreimbursed payment made in a currency other than Dollars, of the Dollar Equivalent of such unreimbursed payment, as determined by such Issuing Bank on the date on which such unreimbursed payment was made by such Issuing Bank) and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Administrative Agent for the account of the respective Issuing Bank such Participant's Revolving Percentage of the amount of such payment on such Business Day in Dollars (or, in the case of any unreimbursed payment made in a currency other than Dollars, of the Dollar Equivalent thereof) and in same day funds. If and to the extent such Participant shall not have so made its Revolving Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Issuing Bank, such Participant agrees to pay to the Administrative Agent for the account of such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Issuing Bank at the overnight Federal Funds Rate. The failure of any Participant to make available to the Administrative Agent for the account of the respective Issuing Bank its Revolving Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Bank its Revolving Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other

Participant to make available to the Administrative Agent, such other Participant's Revolving Percentage of any such payment.

     (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Issuing Bank any payments from the Participants pursuant to clause (c) above, such Issuing Bank shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Revolving Percentage thereof, in Dollars (or, in the case of any payment received in a currency other than Dollars, of the Dollar Equivalent thereof) and in same day funds, an amount equal to such Participant's Revolving Percentage of the principal amount of such reimbursement and of interest reimbursed thereon accruing from and after the date of the purchase of the respective Participations.

     (e) As between the Company and the respective Issuing Bank, the Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries or transferees of such Letters of Credit. Further, and not in limitation of the foregoing, absent gross negligence or willful misconduct on its part, no Issuing Bank shall be responsible for the following:

          (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any documents submitted by any party in connection with the application for and issuance of or any drawing under such Letters of Credit, even if it should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

          (iii) errors, omissions, interruptions or delays in the transmission or delivery of any messages by mail, cable, telegraph, telecopier, telex or otherwise, whether or not they be in cipher;

          (iv) errors in interpretation of technical terms;

          (v) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or the proceeds thereof;

          (vi) the misapplication by the beneficiary of any such Letter of Credit or the proceeds of any drawing of any such Letter of Credit; and

          (vii) any consequences arising from causes beyond the control of the respective Issuing Bank, including without limitation any acts of governments.

     (f) The obligations of the Participants to make payments to the Administrative Agent for the account of any Issuing Bank with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or any other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances (other than in the case of gross negligence or willful misconduct of such Issuing Bank):

          (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

          (ii) the existence of any claim, set-off, defense or other right which the Company may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Bank, any Bank, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Company and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

          (v) the occurrence of any Default or Event of Default.

     2.04 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Company hereby agrees to reimburse the respective Issuing Bank, by making payment to the Administrative Agent for the account of such Issuing Bank, in Dollars (or, in the case of any payment or disbursement made by such Issuing Bank in any currency other than Dollars, of the Dollar Equivalent of such payment or disbursement as determined by such Issuing Bank on the date of such payment or disbursement) and in immediately

Available funds at the appropriate Payment Office of the Administrative Agent, for any payment or disbursement made by such Issuing Bank under any Letter of Credit (each such amount, or the Dollar Equivalent thereof as determined by such Issuing Bank on the date of payment or disbursement, so paid or disbursed until reimbursed, an "Unpaid Drawing") within one Business Day following receipt by the Company of notice of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 2:00 P.M. (New York time) on the date of such payment, from and including the date paid to but excluding the date reimbursement is made, at a rate per annum which shall be the Applicable Margin for Revolving Loans (plus 2% if not reimbursed by 2:00 P.M. (New York time) on the second Business Day following receipt by the Company of notice of any such payment or disbursement) plus the Base Rate in effect from time to time, such interest to be payable on demand. The respective Issuing Bank shall notify the Company and the Administrative Agent of its paying any payment under a Letter of Credit created thereunder as soon as practical after such payment, PROVIDED, that the failure to give any such notice shall in no way affect, impair or diminish the Company's obligations hereunder.

         (b) The Company's obligation under this Section 2.04 to reimburse each Issuing Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Company may have or have had against any Participant, such Issuing Bank, the Administrative Agent, any Bank or any other Person, including, without limitation, any defense based upon the failure of any payment under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such Drawing; PROVIDED, HOWEVER, that the Company shall not be obligated to reimburse any Issuing Bank for any wrongful payment made by such Issuing Bank under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Bank.

     2.05 INCREASED COSTS. If any Issuing Bank or any Participant determines that after the Restatement Effective Date the adoption or effectiveness of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Issuing Bank or any Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Issuing Bank or such Participant's participation therein, or (ii) impose on such Issuing Bank or any Participant any other conditions affecting this Agreement, any Letter of Credit, or such Participant's partici-pation therein, and the result of any of the foregoing is to increase the cost to such Issuing Bank or such Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Issuing Bank or any Participant hereunder with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Bank or such Participant pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) in an amount deemed by such Issuing Bank or such Participant to be material, then, upon demand to the Company by such Issuing Bank or such Participant (a copy of which notice shall be sent by such Issuing Bank or such Participant to the Administrative Agent), the Company shall pay to such Issuing Bank or such Participant, as the case may be, without duplication of any amounts due under
Section 1.10(c) hereof, such additional amount or amounts as will compensate such Issuing Bank or such Participant, as the case may be, for such increased cost or reduction. In determining such additional amounts, the respective Issuing Bank and each Participant will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, PROVIDED that such Issuing Bank's or such Participant's, as the case may be, determination of compensation owing under this Section 2.05 shall, absent manifest error, be final and conclusive and binding on all the parties hereto. The respective Issuing Bank or any Participant, upon determining that any additional amounts are payable to it pursuant to this Section 2.05, will give prompt written notice thereof, setting forth the basis of the calculation of such amounts, although the failure to give any such notice shall not release or diminish the Company's obligations to pay additional amounts pursuant to this Section 2.05 upon receipt of such certificate. The certificate submitted to the Company by the respective Issuing Bank or such Participant, as the case may be (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Administrative Agent), shall set forth the basis for the determination of such additional amount or amounts necessary to compensate such Issuing Bank or such Participant as provided above in this Section 2.05.

     2.06 MINIMUM STATED AMOUNT. The Stated Amount of each Trade Letter of Credit shall be not less than $100,000 (or an amount in the respective Alternate Currency or other foreign currency having a Dollar Equivalent of $100,000 in the case of a Letter of Credit issued in a currency other than Dollars) or such lesser amount as is acceptable to the respective Issuing Bank and the Stated Amount of each Standby Letter of Credit shall be not less than $250,000 (or an amount in the respective Alternate Currency or other foreign currency having a Dollar Equivalent of $250,000 in the case of a Letter of Credit issued in a currency other than Dollars) or such lesser amount as is acceptable to the respective Issuing Bank.

     2.07 EXISTING LETTERS OF CREDIT. Schedule III hereto contains a description of all letters of credit outstanding on the Restatement Effective Date (each, an "Existing Letter of Credit"), which such letters of credit shall constitute "Letters of Credit" for all purposes of this Agreement, issued, for purposes of
Section 2.03(a), on the Restatement Effective Date. The Company, the Administrative Agent and the Banks hereby agree that, from and after the Restatement Effective Date, the terms of this Agreement shall apply to the Existing Letters of Credit.

     SECTION 3. Commitment Commission; Fees; Reductions of Commitment.
                -----------------------------------------------------

     3.01 FEES. (a) The Company agrees to pay to the Administrative Agent for distribution to each RC Bank a commitment fee (the "Commitment Fee") for the period from and including the Restatement Effective Date to but not including the date the Total Revolving Loan Commitment has been terminated, computed at the rate of 1/2 of 1% per annum (minus the Commitment Fee Reduction Discount, if any) on the average daily Aggregate Unutilized Commitment of such Bank. Accrued Commitment Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and the date upon which the Total Revolving Loan Commitment is terminated.

     (b) The Company agrees to pay to the Administrative Agent for distribution to each RC Bank (based on such RC Bank's Revolving Percentage) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit (it being understood, however, that if such Letter of Credit is drawn on in full or canceled by the beneficiary thereof prior to the time at which such Letter of Credit expires in accordance with its terms, the calculation of such fee shall not include the date of such drawing being honored or cancellation), computed at a rate per annum equal to the Eurodollar Spread as in effect from time to time on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

     (c) The Company agrees to pay to the respective Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued by it hereunder (the "Facing Fee") for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit (it being understood, however, that if such Letter of Credit is drawn on in full or canceled by the beneficiary thereof prior to the time at which such Letter of Credit expires in accordance with its terms, the calculation of such fee shall not include the date of such drawing being honored or cancellation), computed at a rate equal to 1/4 of 1% per annum of the daily

Stated Amount of such Letter of Credit; PROVIDED that in no event shall the annual Facing Fee with respect to each Letter of Credit be less than $500, it being agreed that, on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the termination of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12-month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof prior to the termination of such Letter of Credit. Except as provided in the immediately preceding sentence, accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

     (d) The Company agrees to pay to the respective Issuing Bank, upon each drawing under, issuance of, or amendment to, any Letter of Credit issued by it, such amount as shall at the time of such event be the administrative charge which such Issuing Bank is generally imposing in connection with such occurrence with respect to letters of credit.

     (e) The Company agrees to pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing by the Company and the Administrative Agent.

     3.02 VOLUNTARY TERMINATION OF UNUTILIZED COMMITMENTS. Upon at least two Business Days' prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Company shall have the right, at any time or from time to time, without premium or penalty, to permanently reduce the Total Unutilized Revolving Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions to the Total Unutilized Revolving Commitment, PROVIDED that each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each RC Bank.

     3.03 MANDATORY REDUCTION OF COMMITMENTS. (a) The Total A Term Loan Commitment (and the A Term Loan Commitment of each Bank) shall be terminated on the Restatement Effective Date, in each case after giving effect to the maintenance and incurrence of A Term Loans on such date.

     (b) The Total B Term Loan Commitment (and the B Term Loan Commitment of each Bank) shall be terminated on the Restatement Effective Date, in each case after giving effect to the maintenance and incurrence of B Term Loans on such date.

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

     (c) The Total Revolving Loan Commitment (and the Revolving Loan Commitment of each RC Bank) shall terminate in its entirety on the Revolving Loan Maturity Date.

     (d) On each date after the Restatement Effective Date upon which a mandatory repayment of Term Loans pursuant to any of Sections 4.02(d) through
(h), inclusive, is required (or would be required, but for the operation of the proviso to the first sentence of Section 4.02(i) and the second sentence thereof) (and exceeds in amount the aggregate principal amount of Term Loans (other than A Canadian Dollar Term Loans remaining outstanding pursuant to the proviso to the first sentence of Section 4.02(i) and the second sentence thereof) then outstanding or would be required if such Term Loans were then outstanding), the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of such Term Loans then outstanding.

     (e) On each date after the Restatement Effective Date upon which a Change of Control occurs, the Total Revolving Loan Commitment shall be automatically terminated fifteen days after such Change of Control occurs unless the Required Banks have waived this Section 3.03(e) or such Change of Control has been cured.

     (f) Each reduction to the Total A Term Loan Commitment, the Total B Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section
3.03 shall be applied proportionately to reduce the A Term Loan Commitment, B Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.

     SECTION 4. Prepayments; Payments; Taxes.
                ----------------------------

     4.01 VOLUNTARY PREPAYMENTS. (a) Each Borrower shall have the right to prepay the Loans made to such Borrower, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:
(i) such Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at its Notice Office (x) if the Company, (1) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Dollar Term Loans maintained as Base Rate Loans and (2) on the date such prepayment is to be made, written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Dollar Revolving Loans maintained as Base Rate Loans and (y) if any Borrower, at least two Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Fixed Rate Loans, the Loans to be prepaid,

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






the amount of such prepayment and, in the case of Fixed Rate Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks; (ii) each prepayment of (x) Loans shall be in an aggregate principal amount of at least $250,000 (and multiples of $50,000 in excess thereof) (or an amount in the respective Alternate Currency having a Dollar Equivalent of $250,000 (and multiples of $50,000 in excess thereof) in the case of Alternate Currency Loans), PROVIDED that no partial prepayment of Fixed Rate Loans (other than Alternate Currency Term Loans) made pursuant to any Borrowing shall reduce the outstanding Fixed Rate Loans made pursuant to such Borrowing to an amount less than (1) in the case of Dollar Term Loans $5,000,000, and (2) in the case of Revolving Loans, $2,500,000 (or an amount in the respective Alternate Currency having a Dollar Equivalent of $2,500,000 in the case of Alternate Currency Revolving Loans);
(iii) prepayments of Fixed Rate Loans made pursuant to this Section 4.01 on a day other than the last day of the Interest Period applicable thereto shall be subject to Section 1.11; and (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans, PROVIDED that at the respective Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loan of a Defaulting Bank at any time when the aggregate amount of Revolving Loans of any Non-Defaulting Bank exceeds such Non-Defaulting Bank's Revolving Percentage of all Revolving Loans then outstanding.

     (b) Each prepayment of principal of Term Loans pursuant to this Section
4.01 (i) shall be applied to reduce the principal amount of A Term Loans and B Term Loans PRO RATA based on the A Tranche Percentage and the B Tranche Percentage, respectively, and based on the outstanding principal amounts thereof and after giving effect to all prior reductions thereto and (ii) shall be applied to reduce the then remaining Scheduled Repayments of each respective Tranche of Term Loans PRO RATA based on the amount of such Scheduled Repayments then outstanding, after giving effect to all prior reductions thereto; PROVIDED that prepayments made pursuant to this Section 4.01 shall not be applied to repay the Subsidiary A Canadian Dollar Term Loans until the earlier of (x) the date which is five years after the Restatement Effective Date and (y) the date on which all other Term Loans have been repaid in full.

     4.02 MANDATORY REPAYMENTS AND COMMITMENT REDUCTIONS. (a) If, on any day the sum of (I) the aggregate outstanding principal amount of Revolving Loans (including the Dollar Equivalent thereof in the case of outstanding Alternate Currency Revolving Loans) and (II) the aggregate amount of Letter of Credit Outstandings exceeds the Total Modified Revolving Loan Commitment as then in effect, the Company shall repay, within three Business Days after receiving written notice from the Administrative Agent of such excess, Revolving Loans (allocated among Dollar Revolving Loans and

Alternate Currency Revolving Loans as the Company may elect) in an amount equal to such excess. If, after giving effect to the repayment of all outstanding Revolving Loans, the aggregate amount of Letter of Credit Outstandings exceeds the Total Modified Revolving Loan Commitment as then in effect, the Company shall pay to the Administrative Agent at the appropriate Payment Office within such three Business Day period an amount of cash or Cash Equivalents equal to the amount of such excess, such cash or Cash Equivalents to be held as security for all obligations of the Borrowers hereunder in a cash collateral account to be established by, and satisfactory to, the Administrative Agent and the Company. In the event any Sterling Revolving Loans exceed the amount permitted to remain outstanding pursuant to the second proviso in Section 1.01(c), the Company shall repay an amount equal to such excess in accordance with this
Section 4.02(a).

     (b) On each date set forth on Part A of Schedule IV (each such date, an "A Term Loan Scheduled Repayment Date"), there shall be repaid the principal amount of A Term Loans of the respective Tranche set forth therein in an amount in Dollars or in an amount in the relevant Alternate Currency as is set forth opposite such A Term Loan Scheduled Repayment Date on Schedule IV (each such repayment, an "A Term Loan Scheduled Repayment"), it being understood and agreed that each such Scheduled Repayment shall be applied to the Original Term Loans and the New Term Loans of the respective Tranche as described on such Schedule IV.

     (c) On each date set forth on Part B of Schedule IV (each such date, a "B Term Loan Scheduled Repayment Date"), there shall be repaid the principal amount of B Term Loans set forth opposite such B Term Loan Scheduled Repayment Date on
Schedule IV (each such repayment, a "B Term Loan Scheduled Repayment"), it being understood and agreed that each such Scheduled Repayment shall be applied to the Original Term Loans and the New Term Loans of the respective Tranche as described on such Schedule IV.

     (d) On each date on and after the Restatement Effective Date upon which Holdings receives any proceeds from any issuance of equity (excluding (x) proceeds received from the sale or issuance of equity which are used to effect Permitted Acquisitions pursuant to Section 7.14 or (y) so long as no Default or Event of Default then exists, proceeds received from the issuance by Holdings of its common stock pursuant to a registered initial public offering (a "Holdings IPO") to the extent such proceeds are received on or prior to December 31, 1996 and such proceeds are used as provided in Section 8.03(viii) and clause (z) of the proviso to Section 8.11(i)) an amount equal to 100% of the cash proceeds therefrom (net of underwriting discounts or placement discounts and commissions and other reasonable fees and costs associated therewith) shall be applied as a mandatory repayment of principal of outstanding Term

Loans in accordance with the requirements of Section 4.02(i) (subject to modification of such application as set forth in Section 4.02(l)).

     (e) On each date on and after the Restatement Effective Date upon which Holdings, the Borrowers or any of their Subsidiaries receives any proceeds from any incurrence by Holdings, the Borrowers or any of their Subsidiaries of Indebtedness for borrowed money (including Permitted Refinancing Subordinated Indebtedness incurred by the Company, but excluding any Indebtedness for borrowed money permitted to be incurred pursuant to Section 8.04 as in effect on the Restatement Effective Date), an amount equal to 100% of the cash proceeds therefrom (net of underwriting discounts or placement discounts and commissions and other reasonable fees and costs associated therewith) shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Section 4.02(i) (subject to modification of such application as set forth in Section 4.02(l)), PROVIDED, HOWEVER, so long as no Default or Event of Default then exists or would result therefrom, the Company may use the proceeds from the issuance of Permitted Refinancing Subordinated Indebtedness to concurrently repurchase, redeem or otherwise retire outstanding Senior Subordinated Notes.

     (f) On each date on and after the Restatement Effective Date upon which Holdings, the Borrowers or any of their Subsidiaries receive Cash Proceeds from any Asset Sale, an amount equal to 100% of the Net Cash Proceeds therefrom shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Section 4.02(i) (subject to modification of such application as set forth in Section 4.02(l), PROVIDED that with respect to no more than $500,000 in the aggregate of such Net Cash Proceeds in any fiscal year of the Company, such Net Cash Proceeds shall not be required to be so applied on such date if no Default under Section 9.01 or 9.05 or Event of Default then exists and the Company delivers a certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds shall be used to purchase assets used in the ordinary course of business in compliance with this Agreement within 180 days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), and PROVIDED FURTHER, that if all or any portion of such Net Cash Proceeds not so applied to the repayment of Term Loans are not so used within such 180 day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans as provided above in this Section 4.02(f).

     (g) On each Excess Cash Payment Date, an amount equal to 75% of the Excess Cash Flow (or 50% if no Default or Event of Default exists on the respective Excess Cash Flow Payment Date and if the Leverage Ratio as of the end of the relevant Excess

Cash Payment Period is less than 4.0:1.0) for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Section 4.02(i) (subject to modification of such application as set forth in Section 4.02(l)).

     (h) Within 10 days following each date after the Restatement Effective Date on which Holdings, any Borrower or any of their respective Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs including, without limitation, legal costs and expenses and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Section 4.02(i) (subject to modification of such application as set forth in Section 4.02(l)); PROVIDED that
(x) so long as no Default under Section 9.01 or 9.05 or Event of Default then exists and to the extent such proceeds do not exceed $2,500,000, such proceeds shall not be required to be so applied on such date to the extent that the Company has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to repair, replace or restore any properties or assets in respect of which such proceeds were paid within 180 days following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended) and (y) so long as no Default under Section 9.01 or 9.05 or Event of Default then exists and to the extent that (a) the amount of such proceeds exceeds $2,500,000, (b) the Company has delivered to the Administrative Agent a certificate on or prior to the date the certificate would otherwise be required pursuant to this Section 4.02(h) in the form described in clause (x) above and certifying the sufficiency of business interruption insurance as required by succeeding clause (c), and (c) the Company has delivered to the Administrative Agent such evidence as the Administrative Agent may reasonably request, in form and substance reasonably satisfactory to the Administrative Agent, establishing that the Company has sufficient business interruption insurance and that the Company will be receiving regular payments thereunder in such amounts and at such times as are necessary to satisfy all obligations and expenses of the Company and its Subsidiaries (including, without limitation, all debt service requirements, including pursuant to this Agreement) without any delay or extension thereof, for the period from the date of the respective casualty, condemnation or other event giving rise to the Recovery Event and continuing through the completion of the repair, replacement or restoration of respective properties or assets, then the entire amount and not just the portion in excess of $2,500,000 shall be deposited with the Administrative Agent pursuant to a cash collateral arrangement satisfactory to the Administrative Agent and the Company whereby such proceeds shall be disbursed to the Company from time to time as needed to pay actual costs incurred by it in connection with the repair, replacement or restoration of the respective properties or assets (pursuant to such certification requirements as may be established by the Administrative Agent), PROVIDED FURTHER, that at any time while an Event of Default has occurred and is continuing (other than an Event of Default existing solely as a result of the violation of any or all of Sections 8.08,
8.09 and 8.10, but in each case only if, and to the extent, that the violation of said covenant has occurred as a result of the underlying event giving rise to the Recovery Event), the Required Banks may direct the Administrative Agent (in which case, the Administrative Agent shall, and is hereby authorized by the Company to, follow said directions) to apply any or all proceeds then on deposit in such collateral account to the repayment of the Obligations hereunder in the same manner as proceeds would be applied pursuant to the Security Agreement, and PROVIDED FURTHER, that if all or any portion of such proceeds not required to be applied to the repayment of Term Loans pursuant to the second preceding proviso (whether pursuant to clause (x) or (y) thereof) are either (A) not so used within 180 days after the date of receipt of proceeds from the respective Recovery Event or (B) if committed to be used within 190 days after the date of receipt of proceeds from the respective Recovery Event and not so used within 360 days after the date of receipt of proceeds from the respective Recovery Event, then, in either case, such remaining portion not used or committed to be used in the case of the preceding clause (A) and not used in the case of preceding clause (B), shall be applied on the date which is 190 days following the date of receipt of proceeds from the respective Recovery Event in the case of clause (A) above, or the date which is 370 days after the date of receipt of proceeds from the respective Recovery Event in the case of clause (B) above, as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Section 4.02(i).

     (i) The amount of each principal repayment of Term Loans made as required by Sections 4.02(d), (e), (f), (g) and (h) shall be applied to reduce the principal amount of A Term Loans and B Term Loans PRO RATA based on the A Tranche Percentage and the B Tranche Percentage, respectively, and based on the outstanding principal amounts thereof and to reduce the then remaining Scheduled Repayments of each respective Tranche of Term Loans on a PRO RATA basis based on the amount of such Scheduled Repayments after giving effect to all prior reductions thereto; PROVIDED FURTHER, that prepayments made pursuant to this
Section 4.02(i) shall not be applied to repay the Subsidiary A Canadian Dollar Term Loans until the earlier of (x) the date that is five years after the Restatement Effective Date and (y) the date on which all other Term Loans have been repaid in full and thereafter (except as herein provided) shall be applied to repay the Subsidiary A Canadian Dollar Term Loans. Notwithstanding any other provision contained in this Agreement or in any agreement or document ancillary hereto, any amount otherwise required by Section 4.02 to be applied to repay Subsidiary A Canadian Dollar Term Loans shall at any time on or prior to the date that is five years after the Restatement Effective Date, unless an Event of Default has occurred and is continuing, not exceed the amount equal to the positive difference, if any, between (a) 25% of the original principal amount of the Subsidiary A Canadian Dollar Term Loans outstanding on the Restatement Effective Date and (b) the aggregate amount of repayments of principal theretofore made in respect of the Subsidiary A Canadian Dollar Term Loans. Any amount that is otherwise required to be deposited with the Administrative Agent pursuant to a cash collateral arrangement described in Section 4.02(h) that is derived directly or indirectly from proceeds received or receivable by the Canadian Borrower shall be deemed, for the purposes only of applying the immediately preceding sentence, to be otherwise required by Section 4.02 to be applied to repay the Subsidiary A Canadian Dollar Term Loans PRO RATA in proportion to their respective principal amounts.

         (j) With respect to each repayment of Loans required by this Section 4.02, the respective Borrower may designate the Types of Loans which are to be repaid and, in the case of Fixed Rate Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which such Loans were made, PROVIDED that: (i) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than (x) in the case of Term Loans, $5,000,000 and (y) in the case of Revolving Loans, $2,500,000, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (ii) each repayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans; PROVIDED that no repayment pursuant to Section 4.02(a) shall be applied to any Revolving Loans of a Defaulting Bank at any time when the aggregate amount of the Revolving Loans of any Non-Defaulting Bank exceeds such Non-Defaulting Bank's Revolving Percentage of Revolving Loans then outstanding. In the absence of a designation by the respective Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion. Notwithstanding the foregoing provisions of this Section 4.02, if any time the mandatory prepayment of Term Loans pursuant to Sections 4.02(d) through (h) above, or repayments of Eurodollar Loans pursuant to Section 1.10(b) would result, after giving effect to the procedures set forth above, in the Borrowers incurring breakage costs under Section 1.11 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans"), then the Borrowers may in their sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrowers hereunder pursuant to a cash collateral arrangement to be agreed upon in form and substance satisfactory to the Administrative Agent and the Company, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Term Loans that are Eurodollar Loans (or such earlier date or dates as shall be requested by the Borrowers), to repay an aggregate principal amount of such Term Loans equal to the Affected Eurodollar Loans not initially repaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Banks whose Term Loans would otherwise have been immediately repaid with the amounts deposited and upon the taking of any action by the Administrative Agent or the Banks pursuant to the remedial provisions of Section 9, any amounts held as cash collateral pursuant to this Section 4.02(j) shall, subject to the requirements of applicable law, be immediately applied to the Term Loans.

     (k) All outstanding A Term Loans shall be repaid in full on the A Term Loan Maturity Date. All outstanding B Term Loans shall be repaid in full on the B Term Loan Maturity Date. All outstanding Revolving Loans shall be repaid on the Revolving Loan Maturity Date.

     (l) Notwithstanding anything to the contrary contained in this Section 4.02 or elsewhere in this Agreement (including, without limitation, in Section 13.12), the Company shall have the option, in its sole discretion, to give the Banks with outstanding B Terms Loans (the "B Banks") the option to waive a mandatory repayment of such Loans pursuant to Sections 4.02(d), (e), (f), (g) and/or (h) (each such repayment, a "Waivable Mandatory Repayment") upon the terms and provisions set forth in this Section 4.02(l). If the Company elects to exercise the option referred to in the preceding sentence, the Company shall give to the Administrative Agent written notice of its intention to give the B Banks the right to waive a Waivable Mandatory Repayment at least five Business Days prior to such repayment, which notice the Administrative Agent shall promptly forward to all B Banks (indicating in such notice the amount of such repayment to be applied to each such Bank's outstanding B Term Loans). The Company's offer to permit such Banks to waive any such Waivable Mandatory Repayment may apply to all or part of such repayment, PROVIDED that any offer to waive part of such repayment must be made ratably to such Banks on the basis of their outstanding B Term Loans. In the event any such B Bank desires to waive such Bank's right to receive any such Waivable Mandatory Repayment in whole or in part, such Bank shall so advise the Administrative Agent no later than the close of business two Business Days after the date of such notice from the Administrative Agent, which notice shall also include the amount such Bank desires to receive in respect of such repayment. If any Bank does not reply to the Administrative Agent within the two Business Days, it will be deemed not to have waived any part of such repayment. If any Bank does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Bank waives all or part of such right to receive any such Waivable Mandatory Repayment, the Administrative

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

Agent shall apply 100% of the amount so waived by such Bank to the A Term Loans in accordance with Section 4.02(i).

     4.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto no later than 12:00 Noon (local time in the city in which such payments are to be made) on the date when due and shall be made in (i) Dollars in immediately available funds at the appropriate Payment Office of the Administrative Agent in respect of Dollar Loans and Letters of Credit denominated in Dollars if such payment is made in respect of any obligation of the Borrowers under this Agreement except as otherwise provided in the immediately following clause (ii) and (ii) the appropriate Alternate Currency in immediately available funds at the appropriate Payment Office of the Administrative Agent if such payment is made in respect of principal of or interest on any Alternate Currency Loan or Letters of Credit not denominated in Dollars. The principal of, and interest on, each Alternate Currency Loan shall be paid only in the applicable Alternate Currency. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

     4.04 NET PAYMENTS; TAXES. (a) All payments made by each Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or profits of a Bank pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, such Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, such Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or profits of such Bank pursuant to the laws of the jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. Each Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Borrower. Each Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

     (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Company and the Administrative Agent on or prior to the Restatement Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note with respect to Dollar Loans, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note with respect to Dollar Loans. In addition, each Bank agrees that from time to time after the Restatement Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Company and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, in each case with respect to Dollar Loans, or it shall immediately notify the Company and the Administrative Agent of its inability to

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

deliver any such Form or Certificate. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Company shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Company U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Company shall not be obligated pursuant to
Section 4.04(a) to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Company the Internal Revenue Service Forms required to be provided to the Company pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Company agrees to pay additional amounts and to indemnify each Bank in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Restatement Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

     (c) Each Bank further agrees to use reasonable efforts to deliver to any Subsidiary Borrower, promptly upon any request therefor from time to time by such Subsidiary Borrower, such forms, documents and information as may be required by applicable law, regulation or treaty from time to time and to file all appropriate forms to obtain a certificate or other appropriate documents from the appropriate governmental authorities to establish that payments made in respect of any Alternate Currency Loan or any Note in respect thereof by such Subsidiary Borrower can be made without withholding of Taxes, PROVIDED, HOWEVER, that if such Bank is or becomes unable, by virtue of any applicable law, regulation or treaty, to establish such exemption, the Subsidiary Borrower shall nonetheless remain obligated under this Section 4.04 to pay the amounts described herein, and PROVIDED FURTHER, that no Bank shall be required to take any action hereunder which, in the reasonable discretion of such Bank, would cause such Bank or its applicable lending office to suffer a material economic, legal or regulatory disadvantage.

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

     (d) If a Borrower determines in good faith that a reasonable basis exists for contesting a Tax, the relevant Bank, or the Administrative Agent, as applicable, shall cooperate with such Borrower in challenging such Tax at such Borrower's expense and if requested by such Borrower in writing; PROVIDED, HOWEVER, that no Bank shall be required to take any action hereunder which, in the reasonable discretion of such Bank, would cause such Bank or its applicable lending office to suffer a material economic, legal or regulatory disadvantage. If any taxes imposed on any Bank are paid or indemnified against by any Borrower under this Section 4.04, and such Bank (i) receives a refund of any amount of taxes paid or reimbursed by such Borrower or (ii) after the payment of or indemnification for such taxes realized a tax benefit (whether by means of a credit, deduction or otherwise) by reason of the payment of such taxes which results in a reduction in the taxes due and payable by such Bank, such Bank shall pay to such Borrower, as the case may be, an amount equal to the reduction in taxes due and payable by such Bank attributable to such tax benefit or the amount of such refund; provided, however, that (x) no Bank is under any obligation to seek a refund of such taxes and (y) determinations as to whether a Bank has realized a tax benefit (including whether a tax benefit has been realized as a result of an offset of other taxes due and payable by such Bank) shall be in the sole discretion of such Bank.

     (e) Each Bank, upon determining that any amounts will be payable to such Bank pursuant to this Section 4.04 (including any amounts payable pursuant to the third and fourth sentences of Section 4.04(a)), will give prompt written notice thereof to the Borrowers, which notice shall set forth in reasonable detail the basis for calculation of such amounts.

     SECTION 5. CONDITIONS PRECEDENT. The obligation of each Bank to make Loans, and the obligation of each Issuing Bank to issue Letters of Credit hereunder is subject, at the time of the making of each such Credit Event, to the satisfaction of the following conditions:

     5.01 EXECUTION OF AGREEMENT; NOTES. On or prior to the Restatement Effective Date (i) this Agreement shall have been executed and delivered as provided in Section 13.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Banks the appropriate Term Notes and/or Revolving Notes executed by the appropriate Borrower, in each case in the amount, maturity and as otherwise provided herein.

     5.02 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect

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

as though such representations and warranties had been made on the date of the making of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

     5.03 OFFICER'S CERTIFICATE. On the Restatement Effective Date, the Administrative Agent shall have received a certificate dated such date signed by the President or any Vice President of the Company stating that all of the applicable conditions set forth in Section 5.02, 5.07, 5.13 and 5.14 have been met.

     5.04 OPINIONS OF COUNSEL. On the Restatement Effective Date, the Administrative Agent shall have received (i) from Goodwin, Procter & Hoar LLP, counsel to Holdings, the Borrowers and the Subsidiary Guarantors, an opinion addressed to the Administrative Agent and each of the Banks and dated the Restatement Effective Date covering the matters set forth in Exhibit E-1 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (ii) from Mark V. B. Tremallo, General Counsel to the Company, an opinion addressed to the Administrative Agent and each of the Banks and dated the Restatement Effective Date covering the matters set forth in Exhibit E-2 and such other matters incident to transactions contemplated herein as the Administrative Agent may reasonably request, (iii) from Davies, Ward & Beck, special Ontario counsel to the Canadian Borrower, an opinion addressed to the Administrative Agent and each of the Banks and dated the Restatement Effective Date covering the matters set forth in Exhibit E-3 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (iv) from Linklaters & Paines, special United Kingdom counsel to the U.K. Borrower, an opinion dated the Restatement Effective Date covering the matters set forth in Exhibit E-4 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (v) from White & Case, counsel to Administrative Agent and the Banks, an opinion addressed to the Administrative Agent and each of the Banks and dated the Restatement Effective Date covering the matters set forth in Exhibit E-5 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request and (vi) from such other local and foreign counsel (with a limit of one such opinion for each such jurisdiction) satisfactory to the Administrative Agent, opinions each of which shall be in form and substance satisfactory to the Administrative Agent and shall cover the perfection of the security interests granted pursuant to the respective Security Documents and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

     5.05 CORPORATE DOCUMENTS; PROCEEDINGS; ETC. (a) On the Restatement Effective Date, the Administrative Agent shall have received a certificate from each

Credit Party, dated the Restatement Effective Date, signed by an Authorized Officer of such Credit Party, and attested to by a separate Authorized Officer of such Credit Party, in the form of Exhibit F with appropriate insertions, together with copies of the certificate of incorporation and by-laws or other organizational documents of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Administrative Agent.

     (b) On the Restatement Effective Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates, certificates of status and bring-down telegrams, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

     5.06 PLANS; EXISTING INDEBTEDNESS AGREEMENTS; SHAREHOLDERS' AGREEMENTS; MANAGEMENT AGREEMENTS. On or prior to the Restatement Effective Date, the Administrative Agent shall have received (i) a certification from an Authorized Officer of the Company and its Subsidiaries that all Plans, Existing Indebtedness Agreements, Shareholders' Agreements and Management Agreements referenced in Section 5.06 of the Original Credit Agreement, previously delivered to the Administrative Agent by each Credit Party, remain in full force and effect (or specifying which of such agreements and plans do not remain in full force and effect) and (ii) any amendments thereto or additional such agreements.

     5.07 CONSUMMATION OF THE ACQUISITION; CAPITAL CONTRIBUTION; ISSUANCE OF THE SWEDISH NOTE. (a) On the Restatement Effective Date and concurrently with the making of the Term Loans and the initial Revolving Loans (i) the Company, indirectly through Swedish Newco, shall have acquired 100% of the capital stock of Peltor and its Subsidiaries (except for Minority Peltor Partnership Interests), and Swedish Newco or Peltor shall have made the Non-Compete Payment, all pursuant to the Stock Purchase Agreement and (ii) the Banks shall have received true and correct copies of the Acquisition Documents, and all terms of the Stock Purchase Agreement and in the other Acquisition Documents shall be reasonably satisfactory in form and substance to the Administrative Agent. The Stock Purchase Agreement and all other Acquisition Documents shall have been duly executed and delivered by the Company, and, to the best of their knowledge, the other parties thereto, and shall be in full force and effect. Each of the conditions precedent to the consummation of the Acquisition set forth in the

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

Acquisition Documents shall have been satisfied or waived, all to the reasonable satisfaction of the Administrative Agent, and concurrently with the making of the Term Loans on the Restatement Effective Date, the Acquisition shall have been consummated in accordance with the Acquisition Documents and all applicable laws, rules and regulations.

     (b) On the Restatement Effective Date and concurrently with the consummation of the Acquisition and the making of the Term Loans and the initial Revolving Loans, Cabot Intermediate shall have received as a capital contribution cash proceeds from the Company (the "Capital Contribution") in an amount equal to the principal amount of the New Term Loans made on such date less amounts used to repay the Original Revolving Loans and costs of the Transaction, so long as any capital stock issued to the Company as a result thereof shall be pledged by the Company pursuant to a Pledge Agreement, all on terms and conditions satisfactory to the Administrative Agent.

     (c) On the Restatement Effective Date and concurrently with the consummation of the Acquisition and the making of the Term Loans and the initial Revolving Loans, Cabot Intermediate shall have made an intercompany loan (the "Swedish Loan") to Swedish Newco in an aggregate principal amount equal to the capital contribution received by Cabot Intermediate described in Section 5.07(b).

     (d) On the Restatement Effective Date and concurrently with the consummation of the Acquisition and the making of the Term Loans and the initial Revolving Loans, all existing Indebtedness of Peltor and its Subsidiaries shall have been repaid in full (other than the Existing Mortgage Debt), and all security interests and Liens on the capital stock of, and assets owned by, Peltor and its Subsidiaries shall have been terminated and released, other than Liens securing the Existing Mortgage Debt (the "Refinancing"), and the Administrative Agent shall have received evidence in form, scope and substance satisfactory to it that the matters set forth in this clause (d) have been satisfied on such date.

     5.08 FEES, ETC. On the Restatement Effective Date, the Borrowers shall have paid to the Administrative Agent and the Banks all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Banks to the extent then due.

     5.09 PLEDGE AGREEMENTS. (a) On the Restatement Effective Date, Holdings, the Company and each Domestic Subsidiary of the Company which is a Subsidiary Guarantor shall have (i) duly authorized, executed and delivered an Amended and Restated Pledge Agreement in the form of Exhibit G-1, with such changes thereto as counsel may reasonably suggest, and any other Pledge Agreements as the Administra-

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

tive Agent reasonably deems advisable in connection with the Pledged Securities issued by any Subsidiary of the Company (such Amended and Restated Pledge Agreements, as modified, supplemented or amended from time to time, collectively, the "US Pledge Agreement") and (ii) delivered to the Collateral Agent, as Pledgee, all the certificated Pledged Securities, if any, referred to therein then owned by such Credit Party, together with executed and undated stock powers in the case of capital stock constituting Pledged Securities.

     (b) On the Restatement Effective Date, each Foreign Subsidiary of the Company (other than the U.K. Borrower) which is a Borrower or a Subsidiary Guarantor shall have (i) duly authorized, executed and delivered an Amended and Restated Pledge Agreement in the form of Exhibit G-2, with such changes thereto as foreign counsel may reasonably suggest, and any other Pledge Agreements as the Administrative Agent reasonably deems advisable in connection with the Pledged Securities issued by any Foreign Subsidiary of the Company (such Amended and Restated Pledge Agreements, as modified, supplemented or amended from time to time, collectively, the "Foreign Pledge Agreement"), and (ii) delivered to the Collateral Agent, as Pledgee, all of the certificated Pledged Securities, if any, referred to therein then owned by such Credit Party, together with executed and undated stock powers in the case of capital stock constituting Pledged Securities.

     (c) On the Restatement Effective Date, the English Pledge Agreement, substantially in the form of Exhibit G-3 and executed and delivered in connection with the Original Credit Agreement, shall remain in full force and effect.

     5.10 SECURITY AGREEMENTS. On the Restatement Effective Date (i) Holdings, the Company and each Domestic Subsidiary of the Company which is a Subsidiary Guarantor shall have duly authorized, executed and delivered an Amended and Restated Security Agreement in the form of Exhibit H-1 (as modified, supplemented or amended from time to time, the "US Security Agreement") covering all of such Credit Party's present and future Security Agreement Collateral,
(ii) the Canadian Borrower and any Canadian Subsidiary of the Company which is a Subsidiary Guarantor shall have duly authorized, executed and delivered an Amended and Restated Security Agreement in the form of Exhibit H-2 (as modified, supplemented or amended from time to time, collectively, the "Canadian Security Agreement") covering all of such Credit Party's present and future Security Agreement Collateral, (iii) the English Security Agreement, substantially in the form of Exhibit H-3 and executed and delivered in connection with the Original Credit Agreement, remains in full force and effect and (iv) the Collateral Agent shall have received evidence that all actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect (or maintain the perfection of) and

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

protect the security interests purported to be created (or maintained) by the Security Agreements have been taken.

     5.11 US SUBSIDIARY GUARANTY. On the Restatement Effective Date, each Domestic Subsidiary of the Company (other than Peltor, Inc.) shall have duly authorized, executed and delivered an Amended and Restated Guaranty in the form of Exhibit I (as modified, supplemented or amended from time to time, the "US Subsidiary Guaranty"), and the US Subsidiary Guaranty shall be in full force and effect.

     5.12 MORTGAGE AMENDMENTS. On the Restatement Effective Date, the Collateral Agent shall have received fully executed counterparts of amendments (the "Mortgage Amendments") in form and substance satisfactory to the Administrative Agent, to each of the Mortgages, which are necessary or, in the reasonable opinion of the Collateral Agent, desirable to effectively maintain a valid and enforceable first priority mortgage lien on each Mortgaged Property (subject to Permitted Encumbrances) in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors and arrangements satisfactory to the Collateral Agent shall be in place to provide that counterparts of each Mortgage Amendment shall be recorded on the Restatement Effective Date or within two Business Days thereafter.

     5.13 ADVERSE CHANGE; APPROVALS. (a) From December 31, 1995 to the Restatement Effective Date, nothing shall have occurred (and the Administrative Agent and Banks shall have become aware of no facts, conditions or other information concerning the Borrowers or the Transaction not previously known) which the Administrative Agent or the Required Banks believe could reasonably be expected to have a material adverse effect (i) on the rights or remedies of the Administrative Agent or the Banks, or on the ability of any Credit Party to perform their respective obligations to the Administrative Agent and the Banks or (ii) on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole.

     (b) On or prior to the Restatement Effective Date, all material governmental (domestic and foreign) and third party approvals necessary in connection with the making of the Loans and the issuance of the Letters of Credit, and the transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the making of the Loans and the issuance of the Letters of Credit, and the transactions contemplated by the Documents. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint

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

pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the making of the Loans and the issuance of the Letters of Credit, or the transactions contemplated by the Documents.

     5.14 LITIGATION. On the Restatement Effective Date, no litigation by any entity (private or governmental) shall be pending or, to the knowledge of the Company, threatened with respect to (i) the Transaction, the making of the Loans or the issuance of the Letters of Credit or the Documents or any documentation executed in connection therewith or (ii) which the Administrative Agent or the Required Banks believe could reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

     5.15 SOLVENCY OPINION; COMPLIANCE CERTIFICATE. On or prior to the Restatement Effective Date, there shall have been delivered to the Administrative Agent:

          (i) a solvency opinion with respect to Holdings and its Subsidiaries from Marshall & Stevens Incorporated, addressed to the Administrative Agent and the Banks and dated the Restatement Effective Date and in form and substance reasonably satisfactory to the Administrative Agent; and

          (ii) the Banks shall have received such calculations and PRO FORMA financial data (including a certificate from the chief financial officer of the Company) as shall be reasonably required by the Agent in order for them to determine that the incurrence of debt contemplated hereunder complies in all respects with the terms of the Senior Subordinated Note Indenture, all of which shall be in form and substance satisfactory to the Administrative Agent and the Required Banks.

     5.16 PRO FORMA BALANCE SHEET. On or prior to the Restatement Effective Date, the Administrative Agent shall have received an unaudited PRO FORMA consolidated balance sheet of Holdings and its Subsidiaries (including Peltor and its Subsidiaries) taken as a whole prepared on a basis consistent with the financial statements referred to in Section 6.05(a) and Projections of Holdings and its Subsidiaries taken as a whole, after giving effect to the Transaction, the related financing thereof and the other transactions contemplated hereby and thereby, which consolidated balance sheet and projections shall be in form and substance reasonably satisfactory to the Administrative Agent.

     5.17 POOLED ASSIGNMENT BY ORIGINAL BANKS; ORIGINAL CREDIT AGREEMENT; ETC.
(a) On or prior to the Restatement Effective Date, the Original Banks shall have duly authorized, executed and delivered a Pooled Assignment Agreement, in form and sub-

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

stance satisfactory to the Banks (the "Pooled Assignment Agreement"), evidencing the assignment by such Original Banks to the Banks hereunder of all of such Original Banks' outstanding rights and obligations under the Original Credit Agreement.

     (b) On the Restatement Effective Date, (i) each Bank shall have maintained its Original Term Loans as contemplated by Sections 1.01(a) and (b), (ii) all Original Dollar Term Loans maintained as described in preceding clause (i) which were outstanding as Eurodollar Loans shall, at such time, be converted into Base Rate Loans or borrowed as Eurodollar Loans in accordance with the provisions of this Agreement and the Borrowers shall pay breakage costs, to the extent the Banks are required to pay such breakage costs to the Original Banks under the Pooled Assignment Agreement, in accordance with the provisions of Section 1.11 of the Original Credit Agreement in connection therewith, (iii) the respective Borrower shall repay its Original Revolving Loans with the proceeds of the Loans, (iv) with respect to the repayment of Revolving Loans as described in clause (iii) above, the Borrowers shall pay breakage costs, to the extent the Banks are required to pay such breakage costs to the Original Banks under the Pooled Assignment Agreement, in accordance with the provisions of Section 1.11 of the Original Credit Agreement in connection therewith, (v) the Borrowers shall have paid all accrued and unpaid interest and fees owing under the Original Credit Agreement through the Restatement Effective Date and (vi) the Administrative Agent shall have received evidence in form, scope and substance satisfactory to it that the matters set forth in this Section 5.17 have been satisfied on such date.

     5.18 NOTICE OF BORROWING; LETTER OF CREDIT REQUEST. (a) Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing required by Section 1.03(a).

     (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 2.02.

     The acceptance of the proceeds of each Credit Event shall constitute a representation and warranty by Holdings, the Company and each other Borrower to the Administrative Agent and each of the Banks that all the conditions specified in this Section 5 and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts or copies for each of the Banks.

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

     SECTION 6. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each of Holdings, the Company and the other Borrowers make the following representations and warranties, on behalf of itself and its Subsidiaries, in each case after giving effect to the Transaction consummated on the Restatement Effective Date, with the occurrence of each Credit Event on or after the Restatement Effective Date being deemed to constitute a representation and warranty that the matters specified in this
Section 6 are true and correct in all material respects on and as of the Restatement Effective Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

     6.01 CORPORATE STATUS. Each of Holdings, each Borrower and each of their Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, except where the failure to be in good standing could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

     6.02 CORPORATE POWER AND AUTHORITY. Each Credit Party has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each such Document. Each Credit Party has duly executed and delivered each of the Documents to which it is party, and each such Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether enforcement is sought in equity or at law) and an implied covenant of good faith and fair dealing.

     6.03 NO VIOLATION. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by it with the

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

terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with, or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of Holdings or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Holdings, the Borrowers or any of their Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws or other organizational documents, as applicable, of Holdings, the Borrowers or any of their Subsidiaries.

     6.04 GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document by any Credit Party or (ii) the legality, validity, binding effect or enforceability of any such Document with respect to any Credit Party, except those (A) which have been obtained or made prior to the Restatement Effective Date, (B) the absence of which, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on either (x) the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole or (y) the rights or remedies of the Banks or the Administrative Agent or on the ability of Holdings, the Borrowers or any of their Subsidiaries to perform their respective obligations hereunder and under the other Documents to which they are, or will be, a party or (C) required by laws affecting the offer and sale of securities generally in connection with the exercise by the Collateral Agent of certain of its remedies under the Pledge Agreements.

     6.05 FINANCIAL STATEMENTS; FINANCIAL CONDITION; UNDISCLOSED LIABILITIES; PROJECTIONS; ETC. (a) The consolidated statements of financial condition of Holdings and its Subsidiaries (other than Peltor and its Subsidiaries) at September 30, 1995 and March 31, 1996 and the related consolidated statements of income and cash flows of Holdings and its Subsidiaries (other than Peltor and its Subsidiaries) for the fiscal year and six-month period ended on such date, as the case may be, and furnished to the Banks prior to the Restatement Effective Date, present fairly the consolidated financial condition of Holdings and its Subsidiaries (other than Peltor and its Subsidiaries) at the date of such consolidated statements of financial condition and the consolidated results of the operations of Holdings and its Subsidiaries (other than Peltor and its Subsidiaries)

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

for the respective fiscal year or six-month period, as the case may be. The consolidated statements of financial condition of Peltor and its Subsidiaries at December 31, 1995 and March 31, 1996 and the related consolidated statements of income and cash flows of Peltor and its Subsidiaries for the fiscal year and three-month period ended on such date, as the case may be, and furnished to the Banks prior to the Restatement Effective Date, present fairly the combined financial condition of Peltor and its Subsidiaries at the date of such consolidated statements of financial condition and the combined results of the operations of Peltor and its Subsidiaries for the respective fiscal year or three-month period, as the case may be. All such combined financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied, subject to normal year-end audit adjustments in the case of the March 31, 1996 financial statements. Since March 31, 1996, there has been no material adverse change in the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings or of its Subsidiaries taken as a whole.

     (b) On and as of the Restatement Effective Date, after giving effect to the Transaction occurring on such date and to all Indebtedness (including the Loans) being incurred or assumed on such date and Liens created by the Credit Parties in connection therewith, (x) the sum of the assets, at a fair valuation, of Holdings and its Subsidiaries (on a consolidated basis) and of the Company (on a stand-alone basis) will exceed their respective debts, (y) each of Holdings and its Subsidiaries (on a consolidated basis) and the Company (on a stand-alone basis) have not incurred and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature and (z) each of Holdings and its Subsidiaries (on a consolidated basis) and the Company (on a stand-alone basis) have sufficient capital with which to conduct its business. For purposes of this Section 6.05(b) "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

     (c) Except as fully disclosed in the financial statements delivered pursuant to Section 6.05(a), there were as of the Restatement Effective Date no liabilities or obligations with respect to Holdings, the Borrowers or any of their Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to be material to Holdings and its Subsidiaries taken as a whole. As of the Restatement Effective Date, neither Holdings nor any Borrower knows of any basis for the assertion against

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

it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 6.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to Holdings and its Subsidiaries taken as a whole.

     (d) On and as of the Restatement Effective Date, there are no statements or conclusions in any of the financial projections (the "Projections") previously delivered to the Administrative Agent and the Banks, dated May 24, 1996 which are based upon or include information known to Holdings or any Borrower to be misleading in any material respect or which fail to take into account material information regarding the matters reported therein.

     6.06 LITIGATION. There are no actions, suits or proceedings pending or, to the best knowledge of Holdings or any Borrower, threatened (i) with respect to any Document or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

     6.07 TRUE AND COMPLETE DISCLOSURE. Except to the extent set forth in the immediately succeeding sentence, all factual information (taken as a whole) furnished by or on behalf of Holdings, the Borrowers or any of their Subsidiaries (including Peltor) in writing to the Administrative Agent or any Bank (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. The Projections and other pro forma financial information contained therein are based on good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by the Administrative Agent and the Banks that projections as to future events are not to be viewed as facts and that actual results during the period or periods covered thereby may differ from the projected results.

     6.08 USE OF PROCEEDS; MARGIN REGULATIONS. (a) All proceeds of the A Term Loans shall be used by the Borrowers (i) to effect the Transaction and (ii) to pay fees and expenses related to the Transaction.

     (b) All proceeds of the B Term Loans shall be used by the Borrowers (i) to effect the Transaction and (ii) to pay fees and expenses related to the Transaction.

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


     (c) All proceeds of Revolving Loans may be used for (i) the refinancing of a portion of the Original Loans on the Restatement Effective Date and (ii) the Company's and its Subsidiaries' working capital and general corporate purposes (including using up to $15 million of such Revolving Loans for Permitted Acquisitions in accordance with Section 7.14 and all other provisions of this Agreement).

     (d) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

     6.09 TAX RETURNS AND PAYMENTS. Each of Holdings, the Borrowers and each of their Subsidiaries has timely filed or caused to be timely filed, on the due dates thereof or within applicable grace periods, with the appropriate taxing authority, all Federal, state, provincial and material local, foreign and other returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of each of Holdings, the Borrowers and their Subsidiaries, as the case may be. The Returns accurately reflect in all material respects all liability for taxes of Holdings, the Borrowers and their Subsidiaries for the periods covered thereby. Each of Holdings, the Borrowers and their Subsidiaries has paid all material taxes payable by them other than taxes which are not delinquent and those that are being contested in good faith and for which adequate reserves have been established to the extent required by generally accepted accounting principles. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of Holdings or any Borrower, threatened by any authority regarding any taxes relating to Holdings, the Borrowers or any of their Subsidiaries. As of the Restatement Effective Date, none of Holdings, the Borrowers and any of their Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings, the Borrowers or any of their Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Holdings, the Borrowers or any of their Subsidiaries not to be subject to the normally applicable statute of limitations. As of the Restatement Effective Date, none of Holdings, the Borrowers and any of their Subsidiaries has provided, with respect to it or property held by it, any consent under Section 341 of the Code.

     6.10 COMPLIANCE WITH ERISA. (a) Each Plan is in compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan which is a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA (a "Multiemployer Plan")) is insolvent or in reorganization (within the meaning of

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

Sections 4245 and 4241 of ERISA, respectively); no Plan other than a Multiemployer Plan has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; all contributions required to be made with respect to a Plan and a Foreign Pension Plan have been timely made; no Credit Party nor any ERISA Affiliate has incurred any liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or
4980 of the Code or reasonably expects to incur any liability (including any indirect, contingent, or secondary liability) under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan; no condition exists which presents a material risk to any Credit Party or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no lien imposed under the Code or ERISA on the assets of any Credit Party or any ERISA Affiliate exists or is reasonably likely to arise on account of any Plan; and each Credit Party may cease contributions to or terminate any employee benefit plan maintained by it without incurring any liability.

     (b) Each Foreign Pension Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders. No Credit Party has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan required to be funded, determined as of the end of the applicable Credit Party's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

     (c) It is understood and agreed that neither Holdings nor any Borrower will be in breach of any of the foregoing representations and warranties in this
Section 6.10 unless the occurrence of any such event or the existence of any such condition, either individually or when aggregated with all such other events or conditions, could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole. It is further understood that the foregoing representations and warranties with respect to any Multiemployer Plan are made to the best knowledge of Holdings and the Borrowers.

     6.11 THE SECURITY DOCUMENTS. (a) The provisions of the Security Agreements are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in, and/or Lien on, all right,

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

title and interest of each Credit Party in the Security Agreement Collateral described therein, and each Security Agreement (upon satisfaction of any filing or other requirements set forth therein) creates a fully perfected first Lien on, and/or security interest in, all right, title and interest of such Credit Party in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of the Assignment of Security Interest in U.S. Patents and Trademarks in the form attached to the U.S. Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to the U.S. Security Agreement will be effective, under applicable law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the U.S. Security Agreement.

     (b) The security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors under each Pledge Agreement constitute (upon satisfaction of any filing or other requirements in respect of the Pledged Stock issued by any Foreign Subsidiary) first priority perfected security interests in the Pledged Securities (assuming, in respect of certificated Pledged Stock, the Collateral Agent's continuous possession thereof) described in such Pledge Agreement, subject to no security interests of any other Person (other than Liens permitted under Section 9.01(i)). Except as provided in the immediately preceding sentence, no filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under each Pledge Agreement (other than filings of proper UCC-1 Financing Statements in respect of Pledged Securities constituting promissory notes, which filings have been made).

     (c) The Mortgages (together with the Mortgage Amendments) create, as security for the obligations purported to be secured thereby, a valid and enforceable (upon satisfaction of any filing or other requirements set forth therein) and perfected security interest in and mortgage lien on all of the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third Persons and subject to no other Liens (except, in each case, the security interest and mortgage lien created in the Mortgaged Properties may be subject to Permitted Liens). Schedule V contains a true and complete list of each parcel of Real Property located in the United States, Canada, the United Kingdom and Sweden which is owned or leased by the Company and its Subsidiaries on the Restatement Effective Date, and sets forth the type of interest therein held by the Company or such Subsidiary.

     6.12 PROPERTIES. Each of Holdings, the Company and each of its Subsidiaries has good and marketable title to all material properties owned by them, including all material property reflected in the consolidated balance sheets of Holdings referred to

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

in Section 6.05(a) (except as sold or otherwise disposed of since the date of such balance sheets as permitted by this Agreement or the Acquisition Documents clear of all Liens, other than (i) as referred to in the balance sheet or in the notes thereto or in the pro forma balance sheet or (ii) Permitted Liens.

     6.13 CAPITALIZATION. On the Restatement Effective Date, the authorized capital stock of (i) Holdings shall consist of (x) 100,000 shares of common stock, $.01 par value per share, all of which shall be issued and outstanding and (y) 45,000 shares of preferred stock, $.01 par value per share, all of which shall be issued and outstanding and (ii) the Company shall consist of 100 shares of common stock, $.01 par value per share, all of which shall be issued and outstanding and owned by Holdings. All such outstanding shares of capital stock have been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights. Except as set forth on Schedule VI, neither Holdings nor any of its Subsidiaries has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

     6.14 SUBSIDIARIES. Schedule VII lists each Subsidiary of Holdings and the Company, and the direct and indirect ownership interest of Holdings and the Company therein, in each case as of the Restatement Effective Date and after giving effect to the Transaction.

     6.15 COMPLIANCE WITH STATUTES, ETC. Each of Holdings, the Borrowers and each of their Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

     6.16 INVESTMENT COMPANY ACT. Neither Holdings, the Borrowers nor any of their Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     6.17 PUBLIC UTILITY HOLDING COMPANY ACT. None of Holdings, the Borrowers and any of their Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary com-pany" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     6.18 ENVIRONMENTAL MATTERS. (a) Each of Holdings, the Borrowers and each of their Subsidiaries has complied with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of Holdings or any Borrower, threatened Environmental Claims against Holdings, the Borrowers or any of their Subsidiaries or any Real Property owned or operated by Holdings, the Borrowers or any of their Subsidiaries. There are no facts, circumstances, conditions or occurrences on any Real Property at any time owned or operated by Holdings, the Borrowers or any of their Subsidiaries or, to the best knowledge of Holdings or any Borrower, on any property adjoining or in the vicinity of any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against Holdings, the Borrowers or any of their Subsidiaries or any such Real Property or (ii) to cause any such currently owned or operated Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by Holdings, the Borrowers or any of their Subsidiaries under any applicable Environmental Law.

     (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or Released on or from, any Real Property owned or operated by Holdings, the Borrowers or any of their Subsidiaries except in compliance with all Environmental Laws and reasonably required in connection with the operation, use and maintenance of any such Real Property by Holdings' or such Subsidiary's business. There are not now any underground storage tanks located on any Real Property owned or operated by Holdings, the Borrowers or any of their Subsidiaries.

     (c) Notwithstanding anything to the contrary in this Section 6.18, the representations made in this Section 6.18 shall only be untrue if the effect of the failures, noncompliance and other circumstances of the types described above, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

     6.19 LABOR RELATIONS. None of Holdings, the Borrowers and any of their Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against Holdings, the Borrowers or any of their Subsidiaries or, to the best knowledge of Holdings or any Borrower,

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

threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings, the Borrowers or any of their Subsidiaries or, to the best knowledge of Holdings or any Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Holdings, the Borrowers or any of their Subsidiaries or, to the best knowledge of Holdings or any Borrower, threatened against Holdings, the Borrowers or any of their Subsidiaries and (iii) no union representation question exists with respect to the employees of Holdings, the Borrowers or any of their Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

     6.20 PATENTS, LICENSES, FRANCHISES AND FORMULAS. Each of Holdings, the Borrowers and each of their Subsidiaries owns all patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all licenses and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others except, with respect to any matter specified in this Section 6.20, as could not reasonably be expected to result in a material adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

     6.21 INDEBTEDNESS. Schedule VIII sets forth a true and complete list of all Indebtedness of Holdings and its Subsidiaries as of the Restatement Effective Date and which is to remain outstanding after giving effect thereto (excluding the Loans, the Letters of Credit, all such non-excluded Indebtedness, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

     6.22 SENIOR SUBORDINATED NOTES. The subordination provisions contained in the Senior Subordinated Notes are enforceable against the holders thereof subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether enforcement is sought in equity or at law) and an implied covenant of good faith and fair dealing. As of the Restatement Effective Date and after giving effect to the Transaction, all Obligations of the Borrowers are within the definition of "Senior Debt" (as defined in the Senior Subordinated Note Documents).

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

     6.23 ACQUISITION. As of the Restatement Effective Date, the Acquisition has been consummated in accordance with applicable law and the Acquisition Documents.

     6.24 REPRESENTATIONS AND WARRANTIES IN DOCUMENTS. All representations and warranties of each Credit Party set forth in the Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Restatement Effective Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

     SECTION 7. AFFIRMATIVE COVENANTS. Holdings and each of the Borrowers hereby covenant and agree that on and after the Restatement Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations, are paid in full:

     7.01 INFORMATION COVENANTS. The Company will furnish to each Bank:

          (a) MONTHLY REPORTS. As soon as practicable, and in any event within 30 days, after the end of each monthly accounting period of each fiscal year (other than the last monthly accounting period in any fiscal quarter and fiscal year) of Holdings and the Company, commencing with the period ending July 31, 1996, the consolidated balance sheet of Holdings, each Borrower and each of their Subsidiaries as at the end of such monthly accounting period and the related consolidated statements of income for such monthly accounting period and for the elapsed portion of the fiscal year ended with the last day of such monthly accounting period, in each case setting forth comparative figures for the corresponding monthly accounting period in the prior fiscal year.

          (b) QUARTERLY FINANCIAL STATEMENTS. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of Holdings and the Company and within 90 days after the close of the fourth quarterly accounting period in each fiscal year of Holdings and the Company, the consolidated and consolidating balance sheets of Holdings, each Borrower and their Subsidiaries as at the end of each such quarterly accounting period and the related consolidated and consolidating statements of income and the related consolidated statements of cash flows for each such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of each such quarterly accounting period (other than the fourth quarterly accounting period), setting forth in the case of each set of consolidated financial statements compara-

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

     tive figures for the related periods in the prior fiscal year, all of which shall be in reasonable detail and certified by the chief financial officer or treasurer of the Company that they fairly present in all material respects the financial condition of Holdings, each Borrower and their Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments.

          (c) ANNUAL FINANCIAL STATEMENTS. Within 90 days after the close of each fiscal year of Holdings and the Company, the consolidated and consolidating balance sheets of Holdings, each Borrower and their Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and the related consolidated statements of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified (i) in the case of the consolidated financial statements, by Arthur Andersen & Co., any other "Big Six" independent certified public accountants or such other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of Holdings, each Borrower and each of their Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Event of Default which has occurred and is continuing under Sections
     8.07 through 8.10, inclusive, or, if in the opinion of such accounting firm such an Event of Default has occurred and is continuing, a statement as to the nature thereof and (ii) in the case of the consolidating financial statements, by the chief financial officer or treasurer of the Company that they fairly present the financial condition of Holdings, each Borrower and their Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated.

          (d) BUDGETS. No later than 30 days after the first day of each fiscal year of Holdings, a budget in form reasonably satisfactory to the Administrative Agent (including budgeted statements of income and cash flows and balance sheets) prepared by each Borrower for (x) each monthly accounting period in such fiscal year prepared in detail and (y) such fiscal year prepared in summary form, in each case, of Holdings and its Subsidiaries, accompanied by the statement of the chief financial officer or treasurer of each Borrower to the effect that, to the best of such officer's knowledge, the budget is a reasonable estimate of the period covered thereby. Additionally, within 45 days after the consummation of a Permitted Acquisition, a revised budget in the form described above taking into account the effects of such Permitted Acquisition on the budget for the remainder of the fiscal year covered by the original budget.

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

          (e) OFFICERS' CERTIFICATES. At the time of the delivery of the financial statements provided for in Section 7.01(b) and (c), a certificate of the chief financial officer or treasurer of the Company to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall (x) set forth the calculations required to establish whether Holdings, each Borrower and their Subsidiaries were in compliance with the provisions of Sections 4.02(f) and (g) (but with respect to Section 4.02(g) only to the extent delivered with the financial statements required by Section 7.01(c)), 8.03, 8.04, 8.05 and 8.07 through 8.10, inclusive, at the end of such fiscal quarter or year, as the case may be and (y) if delivered with the financial statements required by Section 7.01(c), set forth the amount of (and the calculations required to establish) Excess Cash Flow for the respective Excess Cash Payment Period.

          (f) MANAGEMENT LETTERS. Promptly after Holdings', each Borrower's or any of their Subsidiaries' receipt thereof, a copy of any "management letter" received by Holdings, each Borrower or such Subsidiary from its certified public accountants and the management's responses thereto.

          (g) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within five Business Days after an officer of Holdings or any Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default (provided such Default or Event of Default is continuing) and (ii) any litigation or governmental investigation or proceeding pending or threatened (x) against Holdings, any Borrower or any of their Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole or (y) with respect to any Credit Document.

          (h) OTHER REPORTS AND FILINGS. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which Holdings, each Borrower or any of their Subsidiaries shall file with the Securities and Exchange Commission or any successor thereto (the "SEC") or deliver to holders of its Indebtedness for borrowed money having an outstanding principal amount (or upon the utilization of any unused commitments may have an outstanding principal amount) in excess of $10,000,000 pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor) and not otherwise required to be delivered hereunder.

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          (i) ENVIRONMENTAL MATTERS. Promptly upon, and in any event within fifteen Business Days after, an officer of Holdings or any Borrower obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to materially and adversely affect the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole, PROVIDED that in any event Holdings, each Borrower and their Subsidiaries shall deliver to the Banks all material notices received by Holdings, any Borrower or any of their Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA:

               (i) any pending or threatened (in writing) Environmental Claim against Holdings, any Borrower or any of their Subsidiaries or any Real Property owned or operated by Holdings, any Borrower or any of their Subsidiaries;

               (ii) any condition or occurrence on, or arising from, any Real Property owned or operated by Holdings, any Borrower or any of their Subsidiaries that (a) results in noncompliance by Holdings, any Borrower or any of their Subsidiaries with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against Holdings, any Borrower or any of their Subsidiaries or any such Real Property;

               (iii) any condition or occurrence on any Real Property owned or operated by Holdings, any Borrower or any of their Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by Holdings, any Borrower or any of their Subsidiaries of such Real Property under any Environmental Law; and

               (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by Holdings, any Borrower or any of their Subsidiaries as required by any Environmental Law or any governmental or other administrative agency.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Holdings', such Borrower's or such Subsidiary's response thereto.

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     (j) ANNUAL MEETINGS WITH BANKS. At the request of the Administrative Agent, the Company shall, once during each fiscal year of the Company, hold a meeting (at a mutually agreeable location and time) with all of the Banks at which meeting the financial results of the previous fiscal year and the financial condition of the Company and the budgets presented for the current fiscal year shall be reviewed.

     (k) OTHER INFORMATION. From time to time, such other information or documents (financial or otherwise) with respect to Holdings, each Borrower or any of their Subsidiaries as the Administrative Agent or any Bank may reasonably request in writing.

     7.02 BOOKS, RECORDS AND INSPECTIONS. Holdings and each Borrower will, and will cause each of their Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles (or the comparable foreign equivalent thereof) and all requirements of law shall be made of all material dealings and transactions in relation to its business and activities. Holdings and each Borrower will, and will cause each of their Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Bank to visit and inspect, during regular business hours and under guidance of officers of Holdings, such Borrower or such Subsidiary, any of the properties of Holdings, any Borrower or any of their Subsidiaries, and to examine the books of account of Holdings, any Borrower and any of their Subsidiaries and discuss the affairs, finances and accounts of Holdings, any Borrower and any of their Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals, upon such reasonable notice and to such reasonable extent as the Administrative Agent or such Bank may request.

     7.03 MAINTENANCE OF PROPERTY; INSURANCE. (a) Schedule IX sets forth a true and complete listing of all insurance maintained by Holdings, each Borrower and their Subsidiaries as of the Restatement Effective Date. Holdings and each Borrower will, and will cause each of their Subsidiaries to, (i) keep all material property necessary and useful in its business in good working order and condition, (ii) maintain insurance on its property with reputable and solvent insurance companies in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and (iii) furnish to each Bank, upon written request, full information as to the insurance carried.

     (b) Holdings and each Borrower will, and will cause each of their Subsidiaries to, at all times keep their respective property in which a Lien has been granted to the Collateral Agent insured in favor of the Collateral Agent, and all policies (including the Mortgage Policies) or certificates (or certified copies thereof) with respect to such

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

insurance (and any other insurance maintained by Holdings, any such Borrower or any such Subsidiary) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee (with respect to Collateral) or, to the extent permitted by applicable law, as an additional insured), (ii) shall state that such insurance policies shall not be cancelled without 30 days' prior written notice thereof (or 10 days' prior written notice in the case of cancellation for the non-payment of premiums) by the respective insurer to the Collateral Agent and (iii) shall be deposited with the Collateral Agent.

     (c) If Holdings, any Borrower or any of their Subsidiaries shall fail to maintain all insurance in accordance with this Section 7.03, or if Holdings, any Borrower or any of their Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation), upon notice to the Company, to procure such insurance, and Holdings and each of the Borrowers agree to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for all costs and expenses of procuring such insurance.

     (d) So long as no Default under Section 9.01 or 9.05 or Event of Default exists, except as provided in Section 4.02(h) with respect to Recovery Events applicable to any Mortgaged Property, the proceeds of any insurance shall be disbursed to the Borrowers to replace or provide substitute property.

     7.04 CORPORATE FRANCHISES. Holdings and each Borrower will, and will cause each of their Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses, trademarks, copyrights and patents; PROVIDED, HOWEVER, that nothing in this Section 7.04 shall prevent (i) transactions permitted by Section 8.02 or (ii) the withdrawal by Holdings, any Borrower or any of their Subsidiaries of qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

     7.05 COMPLIANCE WITH STATUTES, ETC. Holdings and each Borrower will, and will cause each of their Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

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

   7.06 COMPLIANCE WITH ENVIRONMENTAL LAWS. (a) (i) Holdings and each Borrower will comply, and will use their best efforts to cause each of their Subsidiaries to comply, with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned or operated by Holdings, each Borrower or any of their Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws and (ii) neither Holdings, any Borrower nor any of their Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated by Holdings, any Borrower or any of their Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except to the extent that the failure to comply with the requirements specified in clause (i) or (ii) above, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole. If required to do so under any applicable directive or order of any governmental agency, Holdings and each Borrower agrees to undertake, and cause each of their Subsidiaries to undertake, any clean up, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any Real Property owned or operated by Holdings, each Borrower or any of their Subsidiaries in accordance with the requirements of all applicable Environmental Laws and in accordance with such orders and directives of all governmental authorities, except to the extent that Holdings, such Borrower or such Subsidiary is contesting such order or directive in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by generally accepted accounting principles.

     (b) At the reasonable written request of the Administrative Agent or the Required Banks, which request shall specify in reasonable detail the basis therefor, at any time and from time to time as is reasonable after (i) the Obligations have been declared due and payable pursuant to Section 9 or (ii) the Banks receive notice under Section 7.01(i) for any event for which notice is required to be delivered for any Real Property, the Company will provide, at its sole cost and expense, an environmental site assessment report concerning any such Real Property now or hereafter owned or operated by Holdings, each Borrower or any of their Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property. If the Company fails to provide the same within 90 days after such request was made, the Administrative Agent may order the same, and the Company shall grant and hereby grants, to the Administrative Agent and the Banks and their agents, access to such Real

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

Property and specifically grants the Administrative Agent and the Banks an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Company's expense.

     7.07 ERISA. As soon as possible and, in any event, within 20 days after any Credit Party or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following which, individually or in the aggregate, could reasonably be expected to result in a liability to one or more of the Credit Parties and/or ERISA Affiliates of $500,000 or more, the Company will deliver to the Administrative Agent a certificate of the chief financial officer of the Company setting forth details as to such occurrence and the action, if any, that such Credit Party or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by such Credit Party, such ERISA Affiliate, or, if in the possession of such Credit Party or ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a contribution required to be made to a Plan has not been timely made or a material contribution to a Foreign Pension Plan has not been timely made; that a Plan has been or is reasonably expected to be terminated in a distress termination or by the PBGC, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings are reasonably expected to be or have been instituted to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that any Credit Party or any ERISA Affiliate will or is reasonably likely to incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212(c) of ERISA or with respect to a Plan under Section 401(a)(29), 4971 or 4975 of the Code or Section 409 or 502(i) or 502(l) of
ERISA; or that any Credit Party will or is reasonably likely to incur any material liability (other than contributions, premium payments and plan expenses in each case paid in the ordinary course of business) pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in
Section 3(2) of ERISA). At the request of the Administrative Agent, the Company will deliver thereto a complete copy of the annual report (Form 5500) of each Plan (other than a Multiemployer Plan) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Administrative Agent

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

pursuant to the first sentence hereof, a copy of any material notice received by any Credit Party or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan where the subject of such notice, individually or together with the subjects of all other such notices, could reasonably be expected to result in liability to one or more Credit Parties and/or ERISA Affiliates of $500,000 or more, shall be delivered to the Administrative Agent no later than 20 days after the date such notice has been received by such Credit Party or such ERISA Affiliate, as applicable.

     7.08 END OF FISCAL YEARS; FISCAL QUARTERS. The Company will cause (i) each of its fiscal years to end on September 30 and (ii) each of its fiscal quarters to end on December 31, March 31, June 30 and September 30 of each year.

     7.09 PERFORMANCE OF OBLIGATIONS. Holdings and each Borrower will, and will cause each of their Subsidiaries to, perform all of its obligations under the terms of each mortgage, deed of trust, indenture, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities and condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole.

     7.10 PAYMENT OF TAXES. Holdings and each Borrower will, and will cause each of their Subsidiaries to, pay and discharge all material taxes, assessments and governmental charges or levies imposed upon Holdings, any Borrower or their Subsidiaries or upon the income or profits of Holdings, any Borrower or their Subsidiaries, or upon any properties belonging to it, prior to the date on which any penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a lien or charge not otherwise permitted under Section 8.01(i) upon any properties of Holdings, any Borrower or any such Subsidiary; provided that none of Holdings, any Borrower, and any such Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if Holdings, any such Borrower or any such Subsidiary has maintained adequate reserves with respect thereto to the extent required by generally accepted accounting principles.

     7.11 ADDITIONAL MORTGAGES; FURTHER ASSURANCES. (a) At the request of the Administrative Agent or the Required Banks from time to time, Holdings and the Borrowers will, and will cause each of the Company's Subsidiaries to, grant to the Collateral Agent security interests and mortgages (an "Additional Mortgage") in such Real Property of Holdings, each Borrower or any of such Subsidiaries of each Borrower as are not covered by the original Mortgages and which are located in the United States, Canada, or the United Kingdom, and which individually have a fair market value of at

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

least $1,000,000 (each such Real Property, an "Additional Mortgaged Property"). All such Additional Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable perfected Liens superior to and prior to the rights of all third Persons and subject to no other Liens, in either case except Permitted Liens. The Additional Mortgages or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall have been paid in full. Notwithstanding anything to the contrary contained above in this Section 7.11(a), in connection with any (x) Leasehold that has been designated as an Additional Mortgaged Property, none of Holdings, any Borrower, or any such Subsidiaries shall be required to grant an Additional Mortgage therein to the extent that such a grant is prohibited by the applicable lease (and the lessor thereunder or its mortgagees has not consented thereto) and (y) Real Property that has been designated as an Additional Mortgaged Property, none of Holdings, any Borrower, or any such Subsidiaries shall be required to grant an Additional Mortgage therein to the extent that such a grant is prohibited by the terms of any document evidencing a prior Lien thereon to the extent permitted under Section 8.01(vii), (viii), (xiv) or (xv) (and the senior lienholder has not consented thereto).

     (b) Holdings and each Borrower will, and will cause each of their Subsidiaries to, at the expense of Holdings, the Borrowers and such Subsidiaries, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such conveyances, financing statements, transfer endorsements, powers of attorney, certificates, and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, Holdings and each of the Borrowers shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance, appraisals, surveys and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 7.11 has been complied with.

     (c) In the event the Administrative Agent or the Required Banks reasonably determine some are required or advisable under applicable law or regulation, the Company shall obtain real estate appraisals with respect to each Mortgaged Property, which real estate appraisal shall follow the valuation procedures set forth in 12 CFR, Part 34 - Subpart C, and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

     (d) Holdings and each of the Borrowers agree that each action required above by this Section 7.11 shall be completed as soon as possible, but in no event later than

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90 days after such action is requested in writing to be taken by the
Administrative Agent or the Required Banks.

     7.12 FOREIGN SUBSIDIARIES SECURITY. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Company acceptable to the Administrative Agent does not within 30 days after a request from the Administrative Agent or the Required Banks deliver evidence mutually satisfactory to the Company and the Administrative Agent that, with respect to any Foreign Subsidiary of the Company which has not already had all of its stock pledged pursuant to a Pledge Agreement, (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote and (ii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the US Subsidiary Guaranty, with such changes as are required to comply with local law (the "Foreign Subsidiary Guaranty"), in any such case, would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes in each case as a result of such Foreign Subsidiary pledging its assets (directly or indirectly) to secure the Obligations of the Company and each Subsidiary Borrower under the Credit Documents and the obligations of the Company under any Interest Rate Protection Agreement or Other Hedging Agreement, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to a Pledge Agreement shall be pledged to the Collateral Agent pursuant to a Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the Foreign Subsidiary Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Company and each Subsidiary Borrower under the Credit Documents and the obligations of the Company under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the case of the Canadian Borrower and the U.K. Borrower, the Security Documents entered into by such Subsidiary Borrowers shall be amended to include as a secured obligation thereunder the obligation of such Subsidiary Borrower under the Foreign Subsidiary Guaranty, in each case to the extent that the entering into of the Foreign Subsidiary Guaranty, the pledge of the additional shares of capital stock and the amendment to such Security Documents is permitted by the laws of the respective foreign jurisdiction and would not, in the reasonable opinion of the Company and the Administrative Agent, result in any material adverse tax consequences to the Company or their Subsidiaries, and with all documents delivered pursuant to this Section 7.12 to be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

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     7.13 OWNERSHIP OF SUBSIDIARIES. The Company will at all times insure that each of its Subsidiaries remains as a Wholly-Owned Subsidiary of the Company (a) except to the extent that any such Subsidiary is merged, consolidated or liquidated in a transaction permitted by Section 8.02(vii) or (viii) and (b) except to the extent of the Minority Peltor Partnership Interests. The Company will at all times own (directly or indirectly) at least a majority of the voting and economic interests of each non-Wholly-Owned Subsidiary created or acquired after the Restatement Effective Date as permitted under Section 8.15, except to the extent any such Subsidiary is merged, consolidated or liquidated in a transaction permitted by Section 8.02(vii) or (viii).

     7.14 PERMITTED ACQUISITIONS. Subject to the provisions of this Section 7.14, Section 8.02(xiv) and the requirements contained in the definition of Permitted Acquisition, the Company and each other Credit Party (to the extent such other Credit Party is able to, and does, grant a Lien on and security interest in assets acquired thereby in connection with such Permitted Acquisition) may from time to time after the Restatement Effective Date effect Permitted Acquisitions, so long as (i) the Company shall have given the Administrative Agent and the Banks at least 10 Business Days' prior written notice of any Permitted Acquisition with a description of the then Available Equity Issuance Amount and/or the then Available Retained ECF Amount to be used in connection with the consummation of the Permitted Acquisition to be used in connection therewith, (ii) based on calculations made by the Company on a PRO FORMA Basis after giving effect to the respective Permitted Acquisition, no Default under Section 9.01 or 9.05 or Event of Default will exist under, or would have existed during the periods covered by, the financial covenants contained in Sections 8.08 through 8.10, inclusive, of this Agreement, (iii) based on good faith projections prepared by the Company for the period from the date of the consummation of the Permitted Acquisition to the date which is one year thereafter, the level of financial performance measured by the covenants set forth in Sections 8.08 through 8.10, inclusive, shall be better than or equal to such level as would be required to provide that no Default under
Section 9.01 or 9.05 or Event of Default would exist under the financial covenants contained in Sections 8.08 through 8.10, inclusive, of this Agreement as compliance with such covenants would be required through the date which is one year from the date of the consummation of the respective Permitted Acquisition, (iv) the Administrative Agent shall have been satisfied in its reasonable discretion that the proposed Permitted Acquisition could not reasonably be expected to result in materially increased tax, ERISA or environmental liabilities with respect to Holdings and its Subsidiaries taken as a whole and (v) the Company shall have delivered to the Administrative Agent, an officer's certificate executed by an Authorized Officer of the Company, certifying to the best of his knowledge, compliance with the requirements of preceding clauses (i), (ii) and (iii) and containing the calculations required by preceding clauses (ii) and (iii).

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     SECTION 8. NEGATIVE COVENANTS. Holdings and the Borrowers hereby covenant and agree that on and after the Restatement Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations, are paid in full:

     8.01 LIENS. Holdings and each Borrower will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of Holdings, each Borrower or any of their Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to Holdings, the Borrowers or any of their Subsidiaries), or assign any right to receive income, provided that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

          (i) Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established to the extent required by generally accepted accounting principles;

          (ii) Liens in respect of property or assets of Holdings, the Company or any of their Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Company's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Company or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

          (iii) Liens in existence on the Restatement Effective Date which are listed, and the property subject thereto described, in Schedule X, but no renewals or extensions of such Liens shall be permitted except to the extent specifically permitted to be so renewed or extended as set forth on such Schedule X, PROVIDED that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount

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     outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of the Company or any of its Subsidiaries;

          (iv) Permitted Encumbrances;

          (v) Liens created pursuant to the Security Documents;

          (vi) leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of Holdings, the Borrowers or any of their Subsidiaries;

          (vii) Liens upon assets subject to Capitalized Lease Obligations to the extent permitted by Section 8.04(iv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of Holdings, the Borrowers or any of their Subsidiaries;

          (viii) Liens placed upon assets used in the ordinary course of business of the Company or any of its Subsidiaries at the time of acquisition thereof by the Company or any such Subsidiary or within 60 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (viii) shall not at any time exceed the amount permitted under
     Section 8.04(iv) and (y) in all events, the Lien encumbering the assets so acquired does not encumber any other asset of Holdings, the Borrowers or any of their Subsidiaries;

          (ix) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not materially interfering with the conduct of the business of Holdings, the Borrowers or any of their Subsidiaries;

          (x) Liens arising from precautionary UCC financing statement filings or similar filings regarding operating leases;

          (xi) statutory and common law landlords' liens under leases to which Holdings, the Borrowers or any of their Subsidiaries is a party;

          (xii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety bonds (other than appeal bonds), bids, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

          (xiii) judgment Liens and Liens securing appeal bonds relating to judgments not giving rise to an Event of Default under Section 9.09 and encumbering assets with a fair market value not in excess of $3,000,000;

          (xiv) Liens relating to taxes being contested in good faith, the aggregate obligations relating to which do not exceed $100,000; and

          (xv) Liens not otherwise permitted pursuant to this Section 8.01 which secure obligations permitted under this Agreement not exceeding $2,500,000 in the aggregate at any one time outstanding.

     8.02 CONSOLIDATION, MERGER, PURCHASE OR SALE OF ASSETS, ETC. Holdings and each Borrower will not, and will not permit any of their Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment (and, to the extent consistent with the Company's prior practices, other tangible and intangible assets) in the ordinary course of business) of any Person, except that:

          (i) Capital Expenditures by the Company and its Subsidiaries shall be permitted to the extent not in violation of Section 8.07;

          (ii) in addition to the sales of assets permitted under clauses (iii),
     (iv), (ix), (x), (xi) and (xv) of this Section 8.02, the Company and its Subsidiaries may make sales of inventory, including sales to the Company and other Subsidiaries, in the ordinary course of business;

          (iii) in addition to the sales of assets permitted under clauses (ii),
     (iv), (ix), (x), (xi) and (xv) of this Section 8.02, the Company and its Subsidiaries may make sales of assets (other than any (x) Mortgaged Properties, (y) Pledged

     Securities of any Wholly-Owned Subsidiaries or (z) capital stock of any Subsidiary Borrower or Swedish Newco or any of its Subsidiaries), PROVIDED that (x) the aggregate sale proceeds from all assets subject to such sales shall not exceed $7,500,000 in any fiscal year of the Company (PROVIDED that no more than $2,500,000 of such sale proceeds from such asset sales may be generated by Swedish Newco and its Subsidiaries) and (y) the Net Cash Proceeds therefrom are either applied as provided in Section 4.02(f) or reinvested in assets to the extent permitted by Section 4.02(f), and PROVIDED FURTHER, that notwithstanding any other provision of this clause
     (iii), Swedish Newco may sell or otherwise transfer the capital stock of its Subsidiaries to Cabot Intermediate without such sales or other transfers being subject to the provisions of the preceding proviso;

          (iv) in addition to the sales of assets permitted under clauses (ii),
     (iii), (ix), (x), (xi) and (xv) of this Section 8.02, the Company and its Subsidiaries may (a) sell the Peltor, Inc. plant and related equipment located in East Providence, Rhode Island and (b) make sales of assets (other than any (x) Mortgaged Properties, (y) Pledged Securities or (z) capital stock of any Subsidiary Borrower or Swedish Newco or any of its Subsidiaries) in the ordinary course of business, PROVIDED that (x) no single sale (or series of related sales) generate proceeds in excess of $5,000,000 and (y) the Net Cash Proceeds therefrom are either applied as provided in Section 4.02(f) or reinvested in assets to the extent permitted by Section 4.02(f);

          (v) investments may be made to the extent permitted by Section 8.05;

          (vi) the Company and its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 8.04(iv));

          (vii) any Foreign Subsidiary of the Company may be merged with and into, or be dissolved or liquidated, or sell or otherwise transfer any of its assets to (x) the Company or (y) any Wholly-Owned Subsidiary of the Company (other than Swedish Newco or any of its Subsidiaries), PROVIDED that, notwithstanding the foregoing, (i) Peltor and any of its Subsidiaries may merge with and into Swedish Newco, with Swedish Newco being the surviving corporation of such merger, Peltor may merge with and into any of its Subsidiaries, and any Subsidiary of Peltor may merge with and into Peltor and (ii) no Subsidiary Borrower may enter into any such transactions with Swedish Newco or its Subsidiaries or with any other Wholly-Owned Subsidiary of the Company, other than with respect to the transfer of assets to such Subsidiary Borrower, in an aggregate amount not to exceed $2,500,000 in any fiscal year of the Company;

          (viii) any Domestic Subsidiary of the Company may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to
     (x) the Company or (y) any Wholly-Owned Domestic Subsidiary of the Company (other than Peltor, Inc.);

          (ix) in addition to the sales of assets permitted under clauses (ii),
     (iii), (iv), (x), (xi) and (xv) of this Section 8.02, (A) the Company and its Wholly-Owned Subsidiaries (other than Swedish Newco and its Subsidiaries) may sell or otherwise transfer assets (other than any (x) Mortgaged Properties or (y) capital stock of any Subsidiary Borrower or, subject to the second proviso of clause (iii) above, Swedish Newco or any of its Subsidiaries) between or among one another in the ordinary course of business so long as the aggregate value of all such assets transferred in any fiscal year of the Company does not exceed $5,000,000, and (B) Swedish Newco and its Subsidiaries may sell or otherwise transfer assets between or among one another;

          (x) in addition to the sales of assets permitted under clauses (ii),
     (iii), (iv), (ix), (xi) and (xv) of this Section 8.02, the Company and its Wholly-Owned Subsidiaries may sell or otherwise transfer inventory, raw materials and work-in-progress between or among one another in the ordinary course of business;

          (xi) in addition to the sales of assets permitted under clauses (ii),
     (iii), (iv), (ix), (x) and (xv) of this Section 8.02, the Company and its Subsidiaries may sell or discount accounts receivable in the ordinary course of business, but only in connection with the collection or compromise thereof;

          (xii) the Company and its Subsidiaries may, in the ordinary course of business, license patents, trademarks, copyrights and know-how to third Persons, so long as each such license does not prohibit the granting of a Lien by the Company or such Subsidiary in the intellectual property covered by such license;

          (xiii) the Company and its Subsidiaries may liquidate any Inactive Subsidiary; and

          (xiv) the Company and any other Credit Party may make Permitted Acquisitions in accordance with Section 7.14 in an aggregate amount not to exceed (w) $15,000,000 plus (x) the then Available Equity Issuance Amount, plus (y) the then Available Retained ECF Amount, plus (z) the principal amount of any Permitted Seller Subordinated Indebtedness.

     8.03 DIVIDENDS. Holdings and each Borrower will not, and will not permit any of their Subsidiaries to, authorize, declare or pay any Dividends with respect to Holdings, any Borrower or any of their Subsidiaries, except that:

          (i) any Subsidiary of the Company may pay Dividends to (x) the Company or (y) any Wholly-Owned Subsidiary of the Company;

          (ii) the Company may pay cash Dividends to Holdings in the amounts and at the times of any payment by Holdings in respect of taxes, provided that any refunds received by Holdings shall promptly be returned by Holdings to the Company;

          (iii) the Company may pay cash Dividends to Holdings (w) in an amount not to exceed $500,000 in any fiscal year of Holdings prior to a Holdings IPO so long as the proceeds thereof are promptly used by Holdings to pay expenses in the ordinary course of business, (x) in an amount not to exceed $1,000,000 in any fiscal year of the Company during or following a Holdings IPO so long as the proceeds thereof are promptly used by Holdings to pay expenses in the ordinary course of business, (y) in an amount equal to all fees, costs and expenses related to a Holdings IPO so long as the proceeds thereof are promptly used by Holdings to pay such fees, costs and expenses, and (z) in an amount not to exceed $1,100,000 to satisfy its obligations to make adjustments in the purchase price of the acquisition effected pursuant to the Cabot Acquisition Agreement (to the extent not paid directly by the Company or any of its Subsidiaries);

          (iv) so long as no Default or Event of Default then exists or would result therefrom, Holdings may redeem or purchase shares of its capital stock (or options to purchase its capital stock) held by former employees of Holdings or any of its Subsidiaries following the termination of their employment, provided that the aggregate amount paid by Holdings in respect of all such redemptions or purchases does not exceed the sum of (a) $1,500,000, (b) the aggregate amount of cash proceeds received by Holdings in such fiscal year from the sale to employees of its common stock previously repurchased pursuant to this clause (iv) and (c) any amount available for such redemptions or purchases pursuant to this clause (iv) which has not been used for such purpose;

          (v) so long as no Default or Event of Default then exists or would result therefrom, the Company may pay cash Dividends to Holdings, provided that Holdings promptly uses such cash proceeds for the purposes described in clause (iv) of this Section 8.03;

          (vi) Holdings may pay Dividends on its Preferred Stock in additional shares of Preferred Stock;

          (vii) so long as no Default or Event of Default then exists or would result therefrom, Holdings and the Company shall be permitted to pay Dividends consisting of shares of Qualified Capital Stock; and

          (viii) so long as no Default or Event of Default then exists or would result therefrom, Holdings may use the proceeds received from a Holdings IPO occurring on or prior to December 31, 1996 to redeem or otherwise repurchase Preferred Stock (including accrued dividends thereon) so long as the proceeds of a Holdings IPO occurring on or prior to December 31, 1996 are first used to repurchase, redeem or otherwise retire outstanding Senior Subordinated Notes or repay Term Loans, all as provided in clause (z) of the proviso to Section 8.11(i).

     8.04 INDEBTEDNESS. Holdings and each Borrower will not, and will not permit any of their Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (ii) Existing Indebtedness to the extent the same is listed on
     Schedule VIII, but no refinancings or renewals thereof except to the extent specifically permitted to be so refinanced or renewed as set forth on such
     Schedule VIII, provided that any such refinancings and renewals shall not exceed the principal amount of, and shall not be for a shorter maturity than, such Existing Indebtedness outstanding at the time of the refinancing or renewal thereof;

          (iii) Indebtedness subject to Liens permitted under Section 8.01(iii),
     (viii) and (xiv);

          (iv) Indebtedness evidenced by Capitalized Lease Obligations and purchase money Indebtedness of Holdings and its Subsidiaries, provided that in no event shall the aggregate principal amount of Capitalized Lease Obligations, and the principal amount of all such Indebtedness incurred in each case after the Restatement Effective Date, permitted by this clause (iv) exceed
     (x) $2,500,000 at any time outstanding to the extent incurred by Swedish Newco and its Subsidiaries, and (y) $5,000,000 (including any amounts under clause (x) above) in the aggregate at any time outstanding;

          (v) intercompany Indebtedness among the Company and its Subsidiaries to the extent permitted by Section 8.05;

          (vi) Indebtedness of the Borrowers under Interest Rate Protection Agreements entered into to protect the Borrowers against fluctuations in interest rates in respect of the Obligations so long as management of the Borrowers has determined that the entering into of such Interest Rate Protection Agreements are bona fide hedging activities and the notional amount thereof do not exceed the principal amount of the Term Loans;

          (vii) Indebtedness of the Company and its Subsidiaries (other than Swedish Newco or any of its Subsidiaries) under Other Hedging Agreements providing protection against fluctuations in currency values in connection with the Company's or any of its Subsidiaries' operations so long as management of the Company or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are bona fide hedging activities;

          (viii) Indebtedness of the Company under the Senior Subordinated Notes in an aggregate principal amount not to exceed $100,000,000 (less any repayments or prepayments of principal thereof) and Indebtedness of Holdings arising from the guaranty thereof as set forth in the Senior Subordinated Note Documents;

          (ix) the Company or any Subsidiary Borrower may become liable as a guarantor with respect to obligations of any of its Subsidiaries, which obligations are otherwise permitted under this Agreement;

          (x) Indebtedness in respect of those accounts receivable permitted to be sold or discounted pursuant to Section 8.02(xi);

          (xi) additional Indebtedness of the Company and its Subsidiaries not otherwise permitted under this Section 8.04 not to exceed (x) $1,000,000 to the extent incurred by Swedish Newco and its Subsidiaries and (y) $2,500,000

     (including any amounts under clause (x) above), in each case, in aggregate principal amount at any one time outstanding;

          (xii) Permitted Seller Subordinated Indebtedness not to exceed $25,000,000 in aggregate principal amount; and

          (xiii) Permitted Refinancing Subordinated Indebtedness so long as (x) no Default or Event of Default then exists or would result therefrom and
     (y) the proceeds thereof are used, to promptly repurchase, redeem or otherwise retire outstanding Senior Subordinated Notes and/or applied to repay outstanding Term Loans as set forth in Section 4.02(e).

     8.05 ADVANCES, INVESTMENTS AND LOANS. Holdings and each Borrower will not, and will not permit any of their Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash, Cash Equivalents or Foreign Cash Equivalents, except that the following shall be permitted:

          (i) the Company and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

          (ii) the Company and its Subsidiaries may acquire and hold cash and Cash Equivalents and any Foreign Subsidiary of each Borrower may acquire and hold cash and Foreign Cash Equivalents;

          (iii) the Company and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $750,000 and (y) make loans to certain members of management to fund their purchase of common stock of Holdings in a principal amount not to exceed $1,000,000 (excluding capitalized interest on such loans) at any time outstanding;

          (iv) the Borrowers may enter into Interest Rate Protection Agreements to the extent permitted by Section 8.04(vi);

          (v) the Company and its Subsidiaries (other than Swedish Newco and its Subsidiaries) may enter into Other Hedging Agreements to the extent permitted by Section 8.04(vii);

          (vi) investments in existence on the Restatement Effective Date and listed on Schedule XI shall be permitted, without giving effect to any additions thereto or replacements thereof;

          (vii) (A) any Subsidiary of the Company may make intercompany loans to the Company or to any Wholly-Owned Subsidiary of the Company which is a Subsidiary Guarantor or a Subsidiary Borrower, Swedish Newco, Peltor and their Subsidiaries may make intercompany loans among themselves, and the Company may make intercompany loans to any Wholly-Owned Domestic Subsidiary of the Company which is a Subsidiary Guarantor or to any Subsidiary Borrower (collectively, "Intercompany Loans"), (B) any Credit Party may make Intercompany Loans to any Wholly-Owned Subsidiary of the Company which is not a Credit Party, PROVIDED that the aggregate outstanding principal amount of all such Intercompany Loans made pursuant to this clause (B) or clause (xv) below shall not exceed $2,500,000 at any one time (determined without regard to any write-downs or write-offs of such loans); and PROVIDED FURTHER, that no Intercompany Loan shall be evidenced by a promissory note or other instrument;

          (viii) the Company and its Subsidiaries shall be permitted to make Capital Expenditures to the extent permitted under Section 8.07;

          (ix) in addition to the Intercompany Loans permitted pursuant to clause (vii) of this Section 8.05, Cabot Intermediate may make an intercompany loan to Swedish Newco in an aggregate principal amount equal to the amount of the proceeds of the New Term Loans less amounts used to repay the Original Revolving Loans and costs of the Transaction;

          (x) the Company and its Subsidiaries may acquire and hold promissory notes issued by the purchasers of assets sold in accordance with Section 8.02(iii) or (iv);

          (xi) so long as no Default under Section 9.01 or any Event of Default then exists or would result therefrom, the Company and its Subsidiaries may make cash equity contributions to their Foreign Subsidiaries to the extent required to cause such Foreign Subsidiary to be in compliance with any local law capitalization requirements, PROVIDED that the aggregate amount for all such con- tributions shall not exceed $1,000,000;

          (xii) the Company and its Subsidiaries may enter into guarantees to the extent permitted by Section 8.04;

          (xiii) the Company and any other Credit Party may make investments which are Permitted Acquisitions in accordance with the definition thereof and the other provisions of this Agreement;

          (xiv) the Borrowers may make investments (other than investments in Swedish Newco and its Subsidiaries) not otherwise permitted under this
     Section 8.05 in an amount not to exceed the then Available Retained ECF Amount;

          (xv) Holdings may make capital contributions and/or loans to any Wholly-Owned Subsidiary (other than Swedish Newco or any of its Subsidiaries) in an amount equal to the amount of any indemnity proceeds received by Holdings in respect of any A-O Environmental Loss or A-O Respirator Loss (as such terms are respectively defined in the Cabot Acquisition Agreement); and

          (xvi) the Company and its Subsidiaries (other than Swedish Newco or any of its Subsidiaries) may make additional advances, investments and loans not otherwise permitted under this Section 8.05 so long as the aggregate amount of such advances, investments and loans does not exceed $2,000,000 in the aggregate.

     8.06 TRANSACTIONS WITH AFFILIATES. Holdings and each Borrower will not, and will not permit any of their Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Holdings, the Borrowers or any of their Subsidiaries, other than on terms and conditions substantially as favorable to Holdings, such Borrower or such Subsidiary as would reasonably be obtained by Holdings, such Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that:

          (i) Dividends may be paid to the extent provided in Section 8.03;

          (ii) transactions under Section 8.02 shall be permitted;

          (iii) loans may be made and other transactions may be entered into by Holdings, each Borrower and their Subsidiaries to the extent permitted by
     Section 8.05; and

          (iv) the Borrower may make payments under the Vestar Management Agreement (as in effect on the Restatement Effective Date).

     8.07 MAXIMUM CAPITAL EXPENDITURES. (a) Holdings and the Borrowers will not, and will not permit any of their Subsidiaries to, make any Capital Expenditures, except that during any fiscal period set forth below (taken as one accounting period), the Company and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed in any fiscal period set forth below the amount set forth opposite such fiscal period below:

                  Fiscal Period                                     Amount
                  -------------                                     ------

         Restatement Effective Date to
         fiscal year ending September 30, 1996                    $ 4,000,000

         Each fiscal year thereafter                              $10,000,000

     To the extent that the amount of Capital Expenditures made by the Company and its Subsidiaries during any fiscal period set forth in the table above is less than the amount applicable to the respective fiscal period set forth in the table above (without giving effect to any increase in such amount as provided below in this clause (a)), the lesser of (x) such unused amount and (y) 50% of the respective scheduled amount (such lesser amount, the "Rollover Amount") may be carried forward and utilized by the Company and its Subsidiaries to make additional Capital Expenditures in the immediately succeeding fiscal period, PROVIDED that no amount once carried forward to the next fiscal period may be carried forward to a fiscal period thereafter, provided further, that Capital Expenditures made during any fiscal period shall be first deemed made in respect of the Rollover Amount and then deemed made in respect of the scheduled amount permitted for such fiscal period.

     (b) In addition to the Capital Expenditures permitted to be made pursuant to clause (a) of this Section 8.07, the Company and its Subsidiaries may make Capital Expenditures (i) with the proceeds of Asset Sales to the extent such proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02(f), (ii) to the extent that any Permitted Acquisition in accordance with
Section 7.14 constitutes a Capital Expenditure, (iii) in an amount equal to the then Available Retained ECF Amount (provided that Swedish Newco and its Subsidiaries may not make such additional Capital Expenditures pursuant to this clause (iii)) and (iv) with the proceeds of insurance to the extent permitted under Sections 4.02(h) and 7.03(d).


     8.08 LEVERAGE RATIO. Holdings and the Borrowers will not permit the Leverage Ratio at any time during a Test Period period ended on a date set forth below to be more than the ratio set forth opposite such date below:

        Date                                                    Ratio
        ----                                                    -----

        September 30, 1996                                    5.50:1.00
        December 31, 1996                                     5.50:1.00

        March 31, 1997                                        5.50:1.00
        June 30, 1997                                         5.25:1.00
        September 30, 1997                                    5.25:1.00
        December 31, 1997                                     5.00:1.00

        March 31, 1998                                        5.00:1.00
        June 30, 1998                                         4.75:1.00
        September 30, 1998                                    4.75:1.00
        December 31, 1998                                     4.50:1.00

        March 31, 1999                                        4.50:1.00
        June 30, 1999                                         4.25:1.00
        September 30, 1999                                    4.25:1.00
        December 31, 1999                                     4.00:1.00

        March 31, 2000                                        4.00:1.00
        June 30, 2000                                         3.75:1.00
        September 30, 2000                                    3.75:1.00
        December 31, 2000                                     3.50:1.00

        March 31, 2001                                        3.50:1.00
        June 30, 2001                                         3.25:1.00
        September 30, 2001                                    3.25:1.00

        The last day of each fiscal quarter
        ended thereafter                                      3.00:1.00


     8.09 INTEREST COVERAGE RATIO. Holdings and the Borrowers will not permit the Interest Coverage Ratio for any Test Period ending on a date set forth below to be less than the ratio set forth opposite such date below:

         Date                                                  Ratio
         ----                                                  -----

         September 30, 1996                                   1.60:1.00
         December 31, 1996                                    1.60:1.00

         March 31, 1997                                       1.70:1.00
         June 30, 1997                                        1.75:1.00
         September 30, 1997                                   1.75:1.00
         December 31, 1997                                    1.80:1.00

         March 31, 1998                                       1.90:1.00
         June 30, 1998                                        2.00:1.00
         September 30, 1998                                   2.10:1.00
         December 31, 1998                                    2.20:1.00

         March 31, 1999                                       2.30:1.00
         June 30, 1999                                        2.30:1.00
         September 30, 1999                                   2.40:1.00
         December 31, 1999                                    2.40:1.00

         March 31, 2000                                       2.50:1.00
         June 30, 2000                                        2.60:1.00
         September 30, 2000                                   2.70:1.00
         December 31, 2000                                    2.70:1.00

         March 31, 2001                                       2.80:1.00
         June 30, 2001                                        2.90:1.00

         The last day of each fiscal quarter
         ended thereafter                                     3.00:1.00


     8.10 FIXED CHARGE COVERAGE RATIO. Holdings and the Borrowers will not permit the Fixed Charge Coverage Ratio for any Test Period ending on a date set forth below to be less than the ratio set forth opposite such date below:


         Date                                                    Ratio
         ----                                                    -----

         September 30, 1996                                     0.80:1.00
         December 31, 1996                                      0.80:1.00

         March 31, 1997                                         0.90:1.00
         June 30, 1997                                          1.00:1.00
         September 30, 1997                                     1.00:1.00
         December 31, 1997                                      1.00:1.00

         March 31, 1998                                         1.00:1.00
         June 30, 1998                                          1.00:1.00
         September 30, 1998                                     1.00:1.00
         December 31, 1998                                      1.00:1.00

         March 31, 1999                                         1.00:1.00
         June 30, 1999                                          1.10:1.00
         September 30, 1999                                     1.10:1.00
         December 31, 1999                                      1.10:1.00

         March 31, 2000                                         1.10:1.00
         June 30, 2000                                          1.10:1.00
         September 30, 2000                                     1.10:1.00

         The last day of each fiscal quarter ended
         thereafter                                             1.20:1.00

     8.11 LIMITATION ON PAYMENTS OF CERTAIN INDEBTEDNESS; MODIFICATIONS OF CERTAIN INDEBTEDNESS; MODIFICATIONS OF CERTIFICATE OF INCORPORATION, BY-LAWS AND CERTAIN AGREEMENTS; ETC. Holdings and each Borrower will not, and will not permit any of their Subsidiaries to, (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any change of control, asset sale or similar event of any of the Senior Subordinated Notes, or, after the incurrence thereof, any Permitted Seller Subordinated Indebtedness or Permitted Refinancing Subordinated Indebtedness, PROVIDED that the Company may (x) repurchase outstanding Senior

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Subordinated Notes with the then Available Retained ECF Amount in an amount not to exceed $15,000,000, (y) repurchase, redeem or otherwise retire outstanding Senior Subordinated Notes with the proceeds of Permitted Refinancing Subordinated Indebtedness and (z) repurchase, redeem or otherwise retire outstanding Senior Subordinated Notes pursuant to the IPO clawback provisions thereof with the proceeds received from Holdings as a result of a Holdings IPO occurring on or prior to December 31, 1996 so long as (A) no Default or Event of Default then exists or would result therefrom (B) at least $25,000,000 of the net cash proceeds from such Holdings IPO are either (I) so used pursuant to clause (z) or (II) applied to repay Term Loans pursuant to Section 4.02(d) (although the Company shall not be required to so redeem outstanding Senior Subordinated Notes in an amount greater than the amount permitted by such IPO claw-back provisions, and with any net cash proceeds not so used to be applied as provided in Section 8.03(viii) and/or 4.02(d)), (ii) amend or modify, or permit the amendment or modification of, any provision of any documentation entered into in connection with the Indebtedness referred to in clause (i) above (including, without limitation, (x) the Senior Subordinated Note Documents but excluding any immaterial change not requiring the consent of the holders of the Senior Subordinated Notes or (y) after the incur-rence thereof, the Permitted Seller Subordinated Indebtedness or Permitted Refinancing Subordinated Indebtedness, as the case may be) or (iii) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation or amending the certificate of designation for the Preferred Stock) or by-laws, or any agreement entered into by it, with respect to its capital stock (including, without limitation, the Shareholders' Agreement, PROVIDED that in connection with a Holdings IPO, the Shareholders Agreement may be terminated or amended in any manner not reasonably likely to be adverse to the interests of the Banks), or enter into any new agreement with respect to its capital stock, other than any amendments, modifications or changes pursuant to this clause (iii) or any such new agreements which are not adverse in any material respect to the interests of the Banks.

     8.12 LIMITATION ON CERTAIN RESTRICTIONS ON SUBSIDIARIES. Holdings and each Borrower will not, and will not permit any of their Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Holdings, any Borrower or any of their Subsidiaries, or pay any Indebtedness owed to Holdings, any Borrower or any of their Subsidiaries, (b) make loans or advances to Holdings, any Borrower or any of their Subsidiaries, or (c) transfer any of its properties or assets to Holdings, any Borrower or any of their Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law,
(ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest

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






of Holdings, any Borrower or any of their Subsidiaries, (iv) customary provisions restricting assignment of any agreement entered into by the Company or any Subsidiary of the Company in the ordinary course of business, (v) customary provisions restricting the transfer of assets subject to Liens permitted under Section 8.01(iii), (vii), (viii) and (xiv), (vi) any restrictions contained in contracts for the sale of assets permitted in accordance with Section 8.02 solely in respect of the assets to be sold pursuant to such contract and (vii) any restrictions in the Senior Subordinated Note Documents or, after the issuance thereof, the Permitted Refinancing Subordinated Indebtedness and the Permitted Seller Subordinated Indebtedness.

     8.13 LIMITATION ON ISSUANCE OF CAPITAL STOCK. (a) Holdings will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of Holdings or any of its Subsidiaries in any class of the capital stock of such Subsidiary, except that the Company's indirect ownership percentage in non-Wholly-Owned Subsidiaries may decrease but not below a majority of the total economic and voting interest of such Subsidiaries, (iii) for issuances to the Company or any of its Subsidiaries in connection with the creation of new Wholly-Owned Subsidiaries permitted under Section 8.15, (iv) for issuances by non-Wholly-Owned Subsidiaries of the Company created in accordance with Section
8.15 so long as the Company's direct or indirect ownership percentage in such non-Wholly-Owned Subsidiary does not fall below a majority of the total economic and voting interest of such non-Wholly-Owned Subsidiary, (v) to qualify directors to the extent required by applicable law, (vi) for issuances to the Company or any of its Wholly-Owned Subsidiaries pursuant to transactions permitted pursuant to Section 8.02(vii), (viii) or (ix) or (vii) for issuances by Wholly-Owned Foreign Subsidiaries of the Company to third Persons to satisfy local law requirements.

     (b) Holdings will not, and will not permit any of its Subsidiaries to, issue (i) any class of preferred stock (other than the Preferred Stock) or (ii) any class of redeemable (except at the sole option of Holdings or such Subsidiary) common stock.

     8.14 BUSINESS. (a) The Company will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which the Company and its Subsidiaries are engaged on the Restatement Effective Date and other businesses reasonably related thereto.

     (b) Notwithstanding anything to the contrary contained in this Agreement, Holdings will not engage in any business activities and will not have any significant

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

assets or liabilities other than its ownership of the capital stock of the Company and liabilities imposed by law and its obligations with respect to this Agreement and the other Credit Documents to which it is a party and its guaranty of the Senior Subordinated Notes.

     (c) Notwithstanding anything to the contrary contained in this Agreement, Cabot Intermediate will not engage in any business activities other than its ownership and licensing of patents, trademarks and other intangibles and will not have any significant assets or liabilities other than its ownership of (x) such patents, trademarks and other intangibles, (y) the capital stock of its Subsidiaries and (z) the Swedish Note, and liabilities imposed by law and its obligations with to this Agreement and the other Credit Documents to which it is a party.

     (d) Notwithstanding anything to the contrary contained in this Agreement, Swedish Newco will not engage in any business activities and will not have any significant assets or liabilities other than its ownership of the capital stock of its Subsidiaries (including Peltor) and liabilities imposed by law and its obligations with to this Agreement and the other Credit Documents to which it is a party; PROVIDED, HOWEVER, that nothing contained herein shall prevent Peltor or any of its Subsidiaries from merging with or into Swedish Newco and with Swedish Newco thereafter succeeding to the assets, liabilities and business activities arising from or formerly conducted by the entity so merged with or into Swedish Newco, subject to the terms hereof.

     8.15 LIMITATION ON THE CREATION OF SUBSIDIARIES. Notwithstanding anything to the contrary contained in this Agreement, Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire any Subsidiary; PROVIDED that, the Company and its Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as, subject to the terms and conditions of Section 7.12 hereof, (i) the capital stock of such new Subsidiary to the extent owned by the Company (up to 65% of the capital stock of any such new Foreign Subsidiary) or any other Credit Party is promptly pledged pursuant to, and to the extent required by, the respective Pledge Agreement and the certificates representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent and (ii) such new Subsidiary (to the extent that it is a Wholly-Owned Subsidiary of the Company) promptly executes a counterpart of the US Subsidiary Guaranty or the Foreign Subsidiary Guaranty, as is appropriate, a Pledge Agreement and (in the case of any Domestic Subsidiary of the Company, or any Foreign Subsidiary of the Company which is organized under the laws of Canada or the United Kingdom) a Security Agreement, in each case on the same basis (and to the same extent) as such Subsidiary would have executed such Credit Documents if it were a Credit Party on the Restatement Effective Date and, in the case of any Foreign Subsidiary, to the extent that the entering into of such Credit Documents are not prohibited under applicable local law. In addition, at the reasonable request of the Administrative Agent, each new Wholly-Owned Subsidiary shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Wholly-Owned Subsidiary would have had to deliver if such new Wholly-Owned Subsidiary were a Credit Party on the Restatement Effective Date.

     8.16 RESTRICTIONS ON SWEDISH NOTE. Holdings and the Company will not permit Cabot Intermediate to (i) forgive, or otherwise consent to any reduction in, any amounts owing under the Swedish Note (except as a result of a cash repayment with respect thereto), (ii) amend or modify, or permit the amendment or modification of, any provision of the Swedish Note, except for changes in interest rate, amortization and maturity which could not adversely effect the ability of the Borrowers to perform their Obligations under this Agreement or
(iii) sell, assign or otherwise transfer the Swedish Note to any Person.

     SECTION 9. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "Event of Default"):

     9.01 PAYMENTS. (a) Any Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for five or more days, in the payment when due of any Unpaid Drawings or interest on any Loan or Note, or any Fees or any other amounts owing hereunder or under any other Credit Document or (b) any Guarantor shall default in the payment of any amount, in respect of any payment of the type described in clause (a)(ii) above pursuant to its Guaranty, and such default shall continue unremedied for five or more days; or

     9.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

     9.03 COVENANTS. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 7.01(g)(i), Section 7.08, Section 7.11, Section 7.13, Section 7.14 or Section 8 (other than Section 8.12) or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement (other than as provided in Section 9.01) and such default shall continue unremedied for a period of 30 days after written notice to the defaulting party by the Administrative Agent or the Required Banks; or

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

     9.04 DEFAULT UNDER OTHER AGREEMENTS. (i) Holdings, any Borrower or any of their Subsidiaries shall (x) default in any payment of any Indebtedness of the type described in clauses (i), (ii) and (vi) in the definition thereof (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any such Indebtedness of Holdings, any Borrower or any of their Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled prepayment or required prepayment (other than pursuant to a "due-on-sale" clause in a mortgage or similar security agreement) (unless such required prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 9.04 unless the aggregate outstanding principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $3,000,000; or

     9.05 BANKRUPTCY, ETC. Holdings, any Borrower or any of their Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Holdings, any Borrower or any of their Subsidiaries and the petition is not controverted within 15 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings, any Borrower or any of their Subsidiaries, or Holdings, any Borrower or any of their Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings, any Borrower or any of their Subsidiaries, or there is commenced against Holdings, any Borrower or any of their Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or Holdings, any Borrower or any of their Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings, any Borrower or any of their Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings, any Borrower or any of their Subsidiaries makes a general assignment for the benefit of creditors; or any corporate

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

action is taken by Holdings, any Borrower or any of their Subsidiaries for the purpose of effecting any of the foregoing; or

     9.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan shall have had or is reasonably likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is reasonably likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan or a Foreign Pension Plan has not been timely made, Holdings, any Borrower or any of their Subsidiaries or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under
Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of
ERISA or Section 401(a)(29), 4971, 4975 or 4980 of the Code, or Holdings, any Borrower or any of their Subsidiaries has incurred or is reasonably likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 or ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA) or Foreign Pension Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the reasonable opinion of the Required Banks, could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of Holdings, and its Subsidiaries taken as a whole; or

     9.07 SECURITY DOCUMENTS. Except (x) in each case to the extent resulting from the negligent or willful failure of the Collateral Agent to retain possession of the applicable Pledged Securities and (y) in respect of an immaterial portion of the Collateral, at any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 8.01), and subject to no other Liens, or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to (i) any of the Security Documents and such default shall constitute an Event of Default under Section 9.01, 9.02 or 9.03, (ii) Sections 2.4, 2.5, 2.7, 3.6, 4.6 and 5.6 of the US Security Agreement, Sections 2.4, 2.5, 2.7 and 3.6 of the Canadian Security Agreement,
Section 4.03 of the English Security Agreement, or Sections 3.2, 3.3 and

5 of the US Pledge Agreement or the Foreign Pledge Agreement, and in each case such default shall continue unremedied for a period of 30 days or (iii) any other term, covenant or agreement on its part to be performed or observed pursuant to any Security Document and such default shall continue unremedied for a period of 30 days after written notice to the Borrowers by the Administrative Agent or the Required Banks (or such longer grace period as is specifically provided in any Mortgage); or

     9.08 GUARANTIES. (a) Any Guaranty or any provision thereof shall cease to be in full force or effect as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty, or (b) except as otherwise provided in Section 9.01(b), any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to such Guaranty, provided that in the case of Section 12 of the US Subsidiary Guaranty, if the default constitutes a failure to perform or comply with any provision, covenant or agreement contained in Section 8 of this Agreement, such default shall continue unremedied for a period of at least 30 days after notice to the defaulting Subsidiary Guarantor by the Administrative Agent or the Required Banks; or

     9.09 JUDGMENTS. One or more judgments or decrees shall be entered against Holdings, any of the Borrowers or any of their Subsidiaries involving in the aggregate for Holdings, the Borrowers and their Subsidiaries a liability of $3,000,000 or more (not paid or fully covered by a reputable and solvent insurance company) and such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Banks, shall by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Bank or the holder of any Note to enforce its claims against any Credit Party (PROVIDED, that, if an Event of Default specified in Section 9.05 shall occur with respect to any Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrowers as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments of each Bank shall forthwith terminate immediately and any Commitment Fee shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii)

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terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Company to pay (and the Company agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in
Section 9.05 with respect to the Company or any Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Company and then outstanding; (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents; and (vi) apply any cash collateral held pursuant to this Agreement to pay Obligations.

     SECTION 10. Definitions and Accounting Terms.
                 --------------------------------

     10.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "A Term Loan" shall mean each Company A Dollar Term Loan, Company A Deutsche Mark Term Loan, Company A Sterling Term Loan, Subsidiary A Canadian Dollar Term Loan and Subsidiary A Sterling Term Loan.

     "A Term Loan Commitment" shall mean, for each Bank on the Restatement Effective Date (after giving effect thereto), such Bank's commitment to maintain and make A Term Loans pursuant to Section 1.01(a) on such date.

     "A Term Loan Maturity Date" shall mean May 30, 2002.

     "A Term Loan Scheduled Repayment" shall have the meaning provided in
Section 4.02(b).

     "A Term Loan Scheduled Repayment Date" shall have the meaning provided in
Section 4.02(b).

     "A Tranche Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is the aggregate principal amount of A Term Loans then outstanding and the denominator is the aggregate principal amount of Term Loans then outstanding.

     "Acquisition" shall mean the acquisition of (a) 100% of the capital stock and certain assets of Peltor and its Subsidiaries and (b) the payment by Swedish Newco or Peltor of the Non-Compete Payment, all pursuant to the Acquisition Documents.

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

     "Acquisition Documents" shall mean the Stock Purchase Agreement and other documentation related to the Acquisition.

     "Additional Mortgage" shall have the meaning provided in Section 7.11(a).

     "Additional Mortgaged Property" shall have the meaning provided in Section 7.11(a).

     "Adjusted Consolidated Net Income" for any period shall mean Consolidated Net Income for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense and net non-cash losses which were included in arriving at Consolidated Net Income for such period) for such period less (i) the sum of the amount of all net non-cash gains (exclusive of items reflected in Adjusted Consolidated Working Capital) included in arriving at Consolidated Net Income for such period and (ii) gains or losses for such period from sales of assets other than sales in the ordinary course of business.

     "Adjusted Consolidated Working Capital" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.

     "Administrative Agent" shall mean BTCo, in its capacity as Administrative Agent for the Banks hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

     "Affected Eurodollar Loans" shall have the meaning provided in Section 4.02(j).

     "Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors, officers and partners of such Person) controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 10% of any class of the voting securities or capital stock of or equity interests in such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Aggregate Unutilized Commitment" with respect to any Bank at any time shall mean such Bank's Revolving Loan Commitment at such time, if any, less the sum of (x) the aggregate outstanding principal amount of all Revolving Loans made by such

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

Bank (or the Dollar Equivalent thereof in the case of each outstanding Alternate Currency Revolving Loan) and (y) such Bank's Revolving Percentage of the Letter of Credit Outstandings (or Dollar Equivalent thereof in the case of Letters of Credit issued in currencies other than Dollars) at such time.

     "Agreement" shall mean this Amended and Restated Credit Agreement, as modified, supplemented, amended, restated, extended, renewed, refinanced or replaced from time to time.

     "Alternate Currency" shall mean each of Canadian Dollars, Deutsche Marks and Pounds Sterling.

     "Alternate Currency Equivalent" shall mean the Canadian Dollar Equivalent, the Deutsche Mark Equivalent or the Sterling Equivalent, as the case may be.

     "Alternate Currency Loan" shall mean any Alternate Currency Term Loan or Alternate Currency Revolving Loan.

     "Alternate Currency Revolving Loan" shall mean each Sterling Revolving
Loan.

     "Alternate Currency Term Loan" shall mean each Company A Deutsche Mark Term Loan, Company A Sterling Term Loan, Subsidiary A Canadian Dollar Term Loan and Subsidiary A Sterling Term Loan.

     "Applicable" shall mean, with respect to Regulation D being applicable to any determination of the Canadian Dollar Euro Rate, the Deutsche Mark Euro Rate or the Sterling Euro Rate, that Regulation D reserves would be applicable to the Alternate Currency Loan as to which such interest rate would apply (including by giving effect to the assumption that such Bank had funded such Alternate Currency Loan through the purchase of an Alternate Currency deposit by a Subsidiary or Affiliate of such Bank in the London interbank market and the transfer thereof to such Bank from such Subsidiary or Affiliate).

     "Applicable Currency" shall mean Dollars and each Available Alternate Currency.

     "Applicable Margin" shall mean (i) in the case of A Term Loans and Revolving Loans that are maintained as (x) Base Rate Loans, 1.00%, less the Interest Reduction Discount, if any, and (y) Eurodollar Loans or Alternate Currency Loans, 2.25%, less, the Interest Reduction Discount, if any and in the case of B Term Loans that are maintained as (x) Base Rate Loans, 1.50% and (y) Eurodollar Loans, 2.75%.

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

     "Approved Bank" shall have the meaning provided in the definition of "Cash Equivalents."

     "Asset Sale" shall mean any sale, transfer or other disposition by the Company or any of its Subsidiaries to any Person other than the Company or any of its Wholly-Owned Subsidiaries of any asset (including, without limitation, any capital stock or other securities of another Person), of the Company of any of its Subsidiaries other than any sale, transfer or disposition permitted by Sections 8.02(ii), (iv), (vii), (viii), (ix), (x), (xi), (xii) or (xiii).

     "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit J (appropriately completed).

     "Authorized Officer" of any Credit Party shall mean any of the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Vice-President, the Secretary or the General Counsel of such Credit Party or any other officer of such Credit Party which is designated in writing to the Administrative Agent and the relevant Issuing Bank by any of the foregoing officers of such Credit Party as being authorized to give such notices under this Agreement.

     "Available Alternate Currency" shall mean each Alternate Currency except to the extent that the Administrative Agent has given notice to the Borrowers pursuant to Section 1.10(a) (which notice has not been rescinded by the Administrative Agent) that one or more Alternate Currencies are no longer available.

     "Available Equity Issuance Amount" shall mean, at the time of determination thereof, an amount (not to exceed $20,000,000) equal to (x) the Net Cash Proceeds received from the issuance of equity by Holdings on or prior to such date and not required to be used to repay Loans pursuant to Section 4.02(i) as a result of clause (x) of the parenthetical of Section 4.02(d), plus (y) the fair market value of equity issued by Holdings (for which no cash proceeds were received) as consideration for Permitted Acquisitions, minus (z) any amount previously used to make Permitted Acquisitions in accordance with Sections 7.14 and 8.02(xiv).

     "Available Retained ECF Amount" shall mean, from and after any complete fiscal year of the Company ending after October 1, 1996, (i) an amount which is initially equal to zero, plus (ii) an amount of Excess Cash Flow permitted to be retained by the Borrowers in any fiscal year after giving effect to the calculation of Excess Cash Flow for the previous fiscal year and the payment of Loans required pursuant to Section 4.02(g) during such fiscal year, minus (iii) the amount of Excess Cash Flow for any fiscal year in which Excess Cash Flow was a negative number, minus (iv) any amount of

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

the Excess Cash Flow retained by the Borrowers as described by clause (ii) above and used to make Capital Expenditures as permitted by Section 8.07(b)(iii), minus (v) any amount designated as Available Retained ECF Amount and utilized to make investments as permitted by Section 8.05(xiv), minus (vi) any amount designated as Available Retained ECF Amount and utilized to effectuate a Permitted Acquisition pursuant to Section 8.02(xiv)(y) during such fiscal year, minus (vii) any amount designated as Available Retained ECF Amount and utilized to repurchase Senior Subordinated Notes in accordance with the proviso to
Section 8.11(i). Notwithstanding anything to the contrary contained above, the Available Retained ECF Amount shall be zero until the occurrence of the first Excess Cash Payment Date.

     "B Banks" shall have the meaning provided in Section 4.02(l).

     "B Term Loan" shall have the meaning provided in Section 1.01(b).

     "B Term Loan Commitment" shall mean, for each Bank on the Restatement Effective Date (after giving effect thereto), such Bank's commitment to maintain or make B Term Loans pursuant to Section 1.01(b) on such date.

     "B Term Loan Maturity Date" shall mean May 30, 2003.

     "B Term Loan Scheduled Repayment" shall have the meaning provided in
Section 4.02(c).

     "B Term Loan Scheduled Repayment Date" shall have the meaning provided in
Section 4.02(c).

     "B Term Note" shall have the meaning provided in Section 1.05(a).

     "B Tranche Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is the aggregate principal amount of B Term Loans then outstanding and the denominator of which is the aggregate principal amount of Term Loans then outstanding.

     "Bank" shall mean each financial institution listed on Schedule II, as well as any Person which becomes a "Bank" hereunder pursuant to 13.04(b); it being understood and agreed, however, (i) that for purposes of making certain Types of Alternate Currency Loans under this Agreement, certain of the Banks have specifically designated on Schedule II certain of their branches, Subsidiaries or Affiliates that will be responsible for making such Types of Alternate Currency Loans or may make such a designation in an Assignment and Assumption Agreement entered into by any such

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

Bank and (ii) that in connection with any such designation, (x) such branch, Subsidiary or Affiliate of such Bank shall be solely responsible under this Agreement for making such Types of Alternate Currency Loans, and with all principal and interest payments made in respect thereof to be made directly to such branch, Subsidiary or Affiliate (and with all Fees to be paid directly to such Bank) and (y) the respective Note for such Types of Alternate Currency Loans will be issued to such branch, Subsidiary or Affiliate of such Bank.

     "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Bank having notified in writing any Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01(a), (b) or (c) or Section 2, in the case of either clause (i) or (ii) as a result of any takeover of such Bank by any regulatory authority or agency.

     "Bankruptcy Code" shall have the meaning provided in Section 9.05.

     "Base Rate" at any time shall mean the higher of (i) the rate which is 1/2 of 1% in excess of the overnight Federal Funds Rate and (ii) the Prime Lending Rate.

     "Base Rate Loan" shall mean each Dollar Loan designated or deemed designated as such by the Borrowers at the time of the incurrence thereof or conversion thereto.

     "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

     "Borrowing" shall mean the borrowing of one Type of Loan of a single Tranche from all the Banks having Commitments in respect of the respective Tranche on a given date (or resulting from a conversion or conversions on such date) and, in the case of Fixed Rate Loans, having the same Interest Period, PROVIDED that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

     "BTCo" shall mean Bankers Trust Company in its individual capacity.

     "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Fixed

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

Rate Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the London interbank Eurodollar market and which shall not be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in the city where the applicable Payment Office of the Administrative Agent is located in respect of such Fixed Rate Loan.

     "Cabot" shall mean Cabot Corporation, a Delaware corporation.

     "Cabot Acquisition Agreement" shall mean that certain Asset Transfer Agreement, dated as of June 13, 1995, among Cabot Safety Corporation, Cabot Canada Ltd., Cabot Safety Limited, Cabot Corporation, Cabot Safety Holdings Corporation and Cabot Safety Acquisition Corporation.

     "Cabot Intermediate" shall mean Cabot Safety Intermediate Corporation, a Delaware corporation and Wholly-Owned Subsidiary of the Company.

     "Canadian Borrower" shall mean Cabot Safety Canada Corporation (f/k/a Cabot Safety Canada Acquisition Ltd.), an Ontario corporation.

     "Canadian Dollar Equivalent" shall mean, at any time for the computation thereof, the amount of Canadian Dollars which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (London time) on the date three Business Days prior to the date of any determination thereof for purchase on such date.

     "Canadian Dollar Euro Rate" shall mean (a) (i) the rate per annum that appears on page 3740 of the Dow Jones Telerate Screen (or any successor page) for Canadian Dollar deposits with maturities comparable to the Interest Period applicable to the A Canadian Dollar Loans subject to the respective Borrowing, determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period or (ii) if such a rate does not appear on page 3740 of the Dow Jones Telerate Screen (or any successor page), the offered quotation to first-class banks in the London interbank Eurodollar market by BTCo for Canadian Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Subsidiary A Canadian Dollar Loan of BTCo with maturities comparable to the Interest Period applicable to such A Canadian Dollar Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, in either case divided (and rounded off to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without

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

limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D) to the extent Applicable; provided, in the event that the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of Subsidiary A Canadian Dollar Loans, the Canadian Dollar Euro Rate determined pursuant to clause (a) of this definition shall instead be the rate determined by BTCo as the all-in cost of funds for BTCo to fund such Subsidiary A Canadian Dollar Loan with maturities comparable to the Interest Period applicable thereto.

     "Canadian Dollar Loan" shall mean a Loan made and repaid in Canadian Dollars (I.E., each Subsidiary A Canadian Dollar Term Loan).

     "Canadian Dollars" shall mean freely transferable lawful money of Canada.

     "Canadian Security Agreement" shall have the meaning provided in Section 5.10.

     "Capital Contribution" shall have the meaning provided in Section 5.07(b).

     "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which would be required to be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles) and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person.

     "Capitalized Lease Obligations" shall mean, with respect to any Person, all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

     "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of (x) any Bank and
(y) any bank which has, or whose parent company has, a short-term commercial paper rating from S&P of at least A-1 or the

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

equivalent thereof or from Moody's of at least P-1 or the equivalent thereof (any such bank or Bank, an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within 270 days after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within 270 days from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

     "Cash Proceeds" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, but only as and when so received) received by the Company or any of its Subsidiaries from such Asset Sale.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 ET SEQ.

     "Change of Control" shall mean (i) Holdings shall cease to own 100% of the capital stock of the Company, (ii) the Company shall cease to own 100% of the capital stock of Cabot Intermediate, (iii) Cabot Intermediate shall cease to own 100% of the capital stock of each of (x) Swedish Newco, (y) the Canadian Borrower and (z) the U.K. Borrower, (iv) Swedish Newco shall cease to own 100% of the capital stock of Peltor, (v) Peltor or Intermediate shall cease to own, directly or indirectly, 100% of the capital stock of the Subsidiaries of Peltor,
(vi) any "Person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding Permitted Holders, is or shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange
Act), directly or indirectly, of 40% or more on a fully diluted basis of the voting and economic interests of Holdings, (vii) the Board of Directors of Holdings shall cease to consist of a majority of Continuing Directors, (viii) prior to a Holdings IPO, either (a) the Permitted Holders shall cease to own a majority of the capital stock of Holdings or (b) Cabot shall cease to own 20% of the capital stock of Holdings or (ix) any "change of control" or similar event shall occur under the Senior Subordinated Note Documents or, after the issuance thereof, any documents evi-

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

dencing or relating to the Permitted Seller Subordinated Indebtedness or Permitted Refinancing Subordinated Indebtedness (provided that it shall not be a Change of Control under (A) clauses (iii) or (iv) above if the Company directly owns the capital stock which is the subject of such clause or (B) clauses (ii) through (v) above as a result of any transaction permitted under Sections 8.02(vii) or (viii).

  "Claims" shall have the meaning provided in the definition of "Environmental Claims."

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Section references to the Code are to the Code, as in effect on the date of this Agreement, and to any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

         "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all
 Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Properties, all Additional Mortgage Properties and all cash and Cash Equivalents delivered as collateral pursuant to Sections 4.02 or 9 hereof.

     "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

     "Commitment" shall mean any of the commitments of any Bank, I.E., whether the A Term Loan Commitment, B Term Loan Commitment or Revolving Loan Commitment.

     "Commitment Fee" shall have the meaning provided in Section 3.01(a).

     "Commitment Fee Reduction Discount" shall mean initially zero and from and after the Start Date of any Margin Reduction Period to and including the End Date of such Margin Reduction Period, the Commitment Fee Reduction Discount shall be 1/8 of 1% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be less than 2.50:1.00. Notwithstanding anything to the contrary above in this definition, the Commitment Fee Reduction Discount shall be reduced to zero at all times when there shall exist a Default under Section 9.01 or 9.05 or an Event of Default.

     "Company" shall have the meaning provided in the first paragraph of this Agreement.

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

     "Company A Deutsche Mark Term Loan" shall have the meaning provided in
Section 1.01(a)(ii).

     "Company A Deutsche Mark Term Note" shall have the meaning provided in
Section 1.05(a).

     "Company A Dollar Term Loan" shall have the meaning provided in Section 1.01(a)(i).

     "Company A Dollar Term Note" shall have the meaning provided in Section 1.05(a).

     "Company A Sterling Term Loan" shall have the meaning provided in Section 1.01(a)(iii).

     "Company A Sterling Term Note" shall have the meaning provided in Section 1.05(a).

     "Company A Term Loans" shall mean the Company A Dollar Term Loans, Company A Deutsche Mark Term Loans and Company A Sterling Term Loans.

     "Consolidated Capital Expenditures" shall mean, for any period, the aggregate amount of Capital Expenditures made by the Company and its Subsidiaries during such period.

     "Consolidated Cash Interest Expense" shall mean, for any period, Consolidated Interest Expense for such period but only to the extent such Consolidated Interest Expense is payable in cash in respect of such period.

     "Consolidated Current Assets" shall mean, at any time, the consolidated current assets of the Company and its Subsidiaries.

     "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of the Company and its Subsidiaries at such time, but excluding the current portion of any Indebtedness under this Agreement and the current portion of any other long-term Indebtedness which would otherwise be included therein.

     "Consolidated Debt" shall mean, at any time, the sum of (i) all Indebtedness of the Company and its Subsidiaries as would be required to be reflected on the liability side of a balance sheet of such Person determined on a consolidated basis in accordance with generally accepted accounting principles and (ii) all Indebtedness of the Company

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

and its Subsidiaries of the type described in clause (ii) of the definition of Indebtedness (other than arising under a Letter of Credit or letter of credit supporting obligations already included under clause (i) hereof).

     "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income of the Company and its Subsidiaries for such period, before Consolidated Interest Expense for such period and provision for taxes and without giving effect to any extra-ordinary gains or losses for such period or gains or losses from sales of assets other than in the ordinary course of business.

     "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all amortization of intangibles and depreciation, non-cash charges relating to employee stock option plans, the amount of any premiums and related non-cash charge for the write-off of deferred financing expenses associated with the repurchase or redemption of Senior Subordinated Notes pursuant to the IPO clawback permitted hereunder and any payments made in consideration for an early termination of the Vestar Management Agreement, in each case that were deducted in arriving at Consolidated EBIT for such period.

     "Consolidated Fixed Charges" shall mean, for any period, the sum of, without duplication, (i) Consolidated Cash Interest Expense for such period,
(ii) the amount of all cash Consolidated Capital Expenditures for such period (other than Consolidated Capital Expenditures constituting Capitalized Lease Obligations) and (iii) the scheduled principal amount of all amortization payments on all Indebtedness (excluding payments pursuant to a revolving credit facility or an over-draft facility as a result of the occurrence of the scheduled termination date thereunder) of the Company and its Subsidiaries for such period (as determined on the first day of the respective period).

     "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Company and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Company and its Subsidiaries representing the interest factor for such period.

     "Consolidated Net Income" shall mean, for any period, net after tax income of the Company and its Subsidiaries for such period; PROVIDED, HOWEVER, that there shall be excluded from Consolidated Net Income (i) the income (or loss) of any Person accrued prior to the date it becomes a consolidated Subsidiary of the Company or is merged into or consolidated with the Company or any of its consolidated Subsidiaries or such Person's assets are acquired by the Company or any of its consolidated Subsidiaries, except to the extent of the amount of cash dividends or distributions act-

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

ually paid to the Company or any of its consolidated Subsidiaries by such Person during such period and (ii) the income of any consolidated Subsidiary of the Company to the extent the declaration or payment of dividends or similar distributions by that Subsidiary of its income is not at the time permitted by operation of the terms of its charter or any agreement or instrument (other than this Agreement or any other Credit Document), judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

     "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Continuing Directors" shall mean the directors of the Company on the Restatement Effective Date and each other director, if such director's nomination for election to the Board of Directors of Holdings is recommended by a majority of the then Continuing Directors.

     "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Security Document and each Guaranty.

     "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

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

     "Credit Party" shall mean Holdings, the Company, each other Borrower and each Subsidiary Guarantor.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

     "Deutsche Mark" shall mean the freely transferable lawful money of Germany.

     "Deutsche Mark Equivalent" shall mean, at any time for the computation thereof, the amount of Deutsche Marks which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (London Time) on the date 3 Business Days prior to the date of any determination thereof for purchase on such date.

     "Deutsche Mark Euro Rate" shall mean (a) (i) the rate per annum that appears on page 3750 of the Dow Jones Telerate Screen (or any successor page) for Deutsche Mark deposits with maturities comparable to the Interest Period applicable to the Company A Deutsche Mark Term Loans subject to the respective Borrowing, determined as of 11:00 A.M. (London time) on the date that is two Business Days prior to the commencement of such Interest Period or (ii) if such a rate does not appear on page 3750 of the Dow Jones Telerate Screen (or any successor page), the offered quotation to first-class banks in the London interbank Eurodollar market by BTCo for Deutsche Mark deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Company A Deutsche Mark Term Loan of BTCo with maturities comparable to the Interest Period applicable to such Company A Deutsche Mark Term Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, in either case divided (and rounded off to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D) to the extent applicable; provided, in the event that the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of Company A Deutsche Mark Term Loans, the Deutsche Mark Euro Rate determined pursuant to clause (a) of this definition shall instead be the rate determined by BTCo as the all-in cost of funds for

BTCo to fund such Company A Deutsche Mark Term Loan with maturities comparable to the Interest Period applicable thereto.

     "Deutsche Mark Loan" shall mean a Loan made and repaid in Deutsche Marks (I.E., each Company A Deutsche Mark Term Loan).

     "Dividends" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property or cash to its stockholders as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock outstanding on or after the Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of such Person outstanding on or after the Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

     "Documents" shall mean and include the Acquisition Documents and the Credit Documents.

     "Dollar Equivalent" shall mean, at any time for the computation thereof, the amount of Dollars which could be purchased with (or, in the case of Letters of Credit denominated in a currency other than Dollars, the amount of Dollars necessary to purchase) the amount of the relevant Alternate Currency (or, in the case of a Letter of Credit or other Indebtedness denominated in a currency other than an Alternate Currency, such other currency) involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date, provided that the Dollar Equivalent of any Unpaid Drawing in a currency other than Dollars shall be determined at the time the drawing under the related Letter of Credit was paid or disbursed by the relevant Issuing Bank, and such computation will be at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (New York time) on such date.

     "Dollar Loan" shall mean each Loan made and repaid in Dollars (and shall include each Dollar Term Loan and Dollar Revolving Loan).

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

     "Dollar Revolving Loan" shall have the meaning provided in Section 1.01(c).

     "Dollar Revolving Note" shall have the meaning provided in Section 1.05(a).

     "Dollar Term Loan" shall mean each Company A Dollar Term Loan and B Term Loan.

     "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

     "Domestic Subsidiary" shall mean each Subsidiary of the Company that is incorporated or organized in the United States or any State or territory thereof.

     "Drawing" shall have the meaning provided in Section 2.04(b).

     "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act).

     "End Date" shall have the meaning provided in the definition of Margin Reduction Period.

     "English Pledge Agreement" shall mean the Charge over Shares, dated as of July 11, 1995, between Cabot Intermediate and the Collateral Agent, as amended, modified or supplemented from time to time.

     "English Security Agreement" shall mean the Debenture, dated as of July 11, 1995, between the U.K. Borrower and the Collateral Agent, as amended, modified or supplemented from time to time.

     "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compli-ance or violation, investigations or proceedings arising under any Environmental Law (hereafter "Claims") or any permit issued under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

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

     "Environmental Law" shall mean any applicable Federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. [SECTION] 2601 ET SEQ.; the Clean Air Act, 42 U.S.C. [SECTION] 7401 ET SEQ.;
the Safe Drinking Water Act, 42 U.S.C. [SECTION] 3803 ET SEQ.; the Oil
Pollution Act of 1990, 33 U.S.C. [SECTION] 2701 ET SEQ.; the Emergency
Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. [SECTION]
11001 ET SEQ.; the Hazardous Material Transportation Act, 49 U.S.C. [SECTION] 1801 ET SEQ.; the Occupational Safety and Health Act, 29 U.S.C. [SECTION] 651
ET SEQ. (to extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect on the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

     "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with any Credit Party would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

     "Eurodollar Loan" shall mean each Dollar Loan designated as such by the Company at the time of the incurrence thereof or conversion thereto.

     "Eurodollar Rate" shall mean (a) the offered quotation to first-class banks in the London interbank Eurodollar market by BTCo for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of BTCo with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded off to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

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

     "Eurodollar Spread" shall mean the Applicable Margin as in effect from time to time for Revolving Loans which are maintained as Eurodollar Loans.

     "Event of Default" shall have the meaning provided in Section 9.

     "Excess Cash Flow" shall mean, for any period, the difference between (a) the sum of (i) Adjusted Consolidated Net Income for such period and (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, and (b) the sum of (i) an amount equal to (1) the amount of Consolidated Capital Expenditures (but excluding Consolidated Capital Expenditures financed with equity or Indebtedness (other than the Revolving Loans)) made during such period pursuant to and in accordance with Section 8.07 plus (or minus, if negative) (2) the Rollover Amount for such period to be carried forward to the next period less the Rollover Amount (if any) for the preceding period carried forward to the current period, (ii) without duplication of amounts deducted under preceding clause (b)(i), the amounts expended by the Company and its Subsidiaries in respect of acquisitions made during such period pursuant to Section 8.02(xiv) and investments made in Persons other than Wholly-Owned Subsidiaries during such period pursuant to Section 8.05(xiii),
(iii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Company and its Subsidiaries (but excluding repayments of (A) Indebtedness made with the proceeds of equity, with other Indebtedness (other than the Revolving Loans) or with the Available Retained ECF Amount and
(B) Loans, PROVIDED that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 4.02(b) or (c) or (y) made as a voluntary prepayment pursuant to Section 4.01 with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)) during such period and (iv) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period.

     "Excess Cash Payment Date" shall mean the earlier of (x) the date of delivery of the financial statements pursuant to Section 7.01(c) in respect of the Company's fiscal year then last ended and (y) the date occurring 90 days after the last day of each fiscal year of the Company (in either case beginning with its fiscal year ended September 30, 1997).

     "Excess Cash Payment Period" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Company, PROVIDED that the first Excess Cash Payment Period hereunder shall be the period from and including October 1, 1996 to and including September 30, 1997.

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

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Existing Indebtedness" shall have the meaning provided in Section 6.21.

     "Existing Indebtedness Agreements" shall mean the agreements pursuant to which Existing Mortgage Debt has been issued or is secured and the "Existing Indebtedness Agreements" under, and as defined in, the Original Credit Agreement.

     "Existing Letters of Credit" shall have the meaning provided in Section
2.07.

     "Existing Mortgage Debt" shall mean mortgage debt of Peltor in aggregate principal amount not in excess of $1,570,000, as set forth on Schedule VIII.

     "Facing Fee" shall have the meaning provided in Section 3.01(c).

     "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

     "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

     "Fixed Charge Coverage Ratio" shall mean, for any Test Period, the ratio of Consolidated EBITDA to Consolidated Fixed Charges for such Test Period.

     "Fixed Rate" shall mean and include each of the Eurodollar Rate, the Canadian Dollar Euro Rate, the Deutsche Mark Euro Rate and the Sterling Euro Rate.

     "Fixed Rate Loan" shall mean any Eurodollar Loan, Canadian Dollar Term Loan, Deutsche Mark Term Loan and Sterling Loan.

     "Foreign Cash Equivalents" shall mean, with respect to any Foreign Subsidiary of the Company (i) any evidence of Indebtedness maturing not later than 270 days after the date of acquisition and issued or guaranteed by the national government of the

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

country in which such Foreign Subsidiary is incorporated or organized, (ii) any time deposits, certificates of deposit or bankers acceptances maturing not later than 270 days after the date of acquisition and issued by any bank, and (iii) investments in money market funds substantially all of the assets of which are comprised of securities of the types described in clauses (i) and (ii) above and/or Cash Equivalents.

     "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside of the United States by Holdings or any one or more of its Subsidiaries primarily for the benefit of employees of Holdings or such Subsidiaries residing outside of the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

     "Foreign Pledge Agreement" shall have the meaning provided in Section 5.09(b).

     "Foreign Subsidiary" shall mean each Subsidiary of the Company that is not a Domestic Subsidiary.

     "Foreign Subsidiary Guaranty" shall have the meaning provided in Section 7.12.

     "Guarantee Obligations" shall mean (i) in respect of Holdings, (a) all indebtedness of the Company and the Subsidiary Borrowers, under this Agreement or the other Credit Documents and (b) all indebtedness of the Company and the Subsidiary Borrowers under any Interest Rate Protection Agreement or Other Hedging Agreement entered into with any Bank or any Affiliate thereof which by its express terms is entitled to the benefit of the guaranty in Section 12 and
(ii) in respect of the Company, (a) all indebtedness of the Subsidiary Borrowers under this Agreement or the other Credit Documents and (b) all indebtedness of the Subsidiary Borrowers under any Interest Rate Protection Agreement or Other Hedging Agreement referred to in preceding clause (i)(b). The word "indebtedness" as used in the preceding sentence is used in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Company and/or the Subsidiary Borrowers, as the case may be, arising under this Agreement, the other Credit Documents, any Interest Rate Protection Agreement or Other Hedging Agreement described in the preceding sentence, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Company and/or the Subsidiary Borrowers, as the case may be, may be liable individually or jointly with others (and whether in its capac-

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

ity as a Borrower or guarantor), and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

     "Guaranteed Parties" shall mean (i) in respect of Holdings, as Guarantor, the Company and each Subsidiary Borrower and (ii) in respect of the Company, as Guarantor, each Subsidiary Borrower.

     "Guarantor" shall mean each of Holdings, the Company and each Subsidiary Guarantor.

     "Guaranty" shall mean and include each of the guaranties of Holdings and the Company set forth in Section 12, the Foreign Subsidiary Guaranty and the US Subsidiary Guaranty.

     "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formal-dehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect under any applicable Environmental Law.

     "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

     "Holdings IPO" shall have the meaning provided in Section 4.02(d).

     "Inactive Subsidiary" shall mean any Subsidiary of the Company (other than a Subsidiary Borrower) that does not have any assets in excess of $100,000 or has not had revenues in excess of $100,000 for the Test Period then most recently ended.

     "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is

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

the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, I.E., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and
(vii) all obligations under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement or arrangement, provided that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

     "Initial Interest Period" shall have the meaning provided in Section 1.02.

     "Intercompany Loans" shall have the meaning provided in Section 8.05(vii).

     "Interest Coverage Ratio" shall mean, for any Test Period, the ratio of (x) Consolidated EBITDA for such Test Period to (y) Consolidated Cash Interest Expense for such Test Period.

     "Interest Determination Date" shall mean, with respect to any Fixed Rate Loan, the second Business Day prior to the commencement of any Interest Period relating to such Fixed Rate Loan.

     "Interest Period" shall have the meaning provided in Section 1.09.

     "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

     "Interest Reduction Discount" shall mean (a) initially zero and (b) from and after the Start Date of any Margin Reduction Period to and including the End Date of such Margin Reduction Period, the Interest Reduction Discount shall be:

          (A) 1/4 of 1% if, but only if, as of the Test Date for such Start Date both of the following conditions are met and the conditions set forth in clauses (B) and (C) below are not satisfied:

          (i) the Leverage Ratio for the Test Period ended on such Test Date shall be greater than or equal to 3.25:1.00; and

          (ii) the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.75:1.00; or

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

          (B) 1/2 of 1% if, but only if, as of the Test Date for such Start Date both of the following conditions are met and the conditions set forth in clauses (A) and (C) are not satisfied:

          (i) the Leverage Ratio for the Test Period ended on such Test Date shall be greater than or equal to 2.75:1.00; and

          (ii) the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.25:1.00; or

          (C) 3/4 of 1% if, but only if, as of the Test Date for such Start Date the following condition is met and the conditions set forth in clauses (A) and (B) above are not satisfied:

          (i) the Leverage Ratio for the Test Period ended on such Test Date shall be less than 2.75:1.00.

Notwithstanding anything to the contrary above in this definition, the Interest Reduction Discount shall be reduced to zero at all times when there shall exist a Default under Section 9.01 or 9.05 or an Event of Default.

     "Issuing Bank" shall mean BTCo (and any Lending Affiliate of BTCo performing obligations on its behalf and reasonably acceptable to the Company) and any other Bank designated by, and acceptable to, the Administrative Agent and the Company.

     "Judgment Currency" shall have the meaning provided in Section 13.17(a).

     "Judgment Currency Conversion Date" shall have the meaning provided in
Section 13.17(a).

     "L/C Supportable Obligations" shall mean (i) obligations of the Borrowers or their Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar obligations and (ii) such other obligations of the Borrowers or any of their Subsidiaries which would not be inconsistent with the policy of the respective Issuing Bank and otherwise permitted to exist pursuant to the terms of this Agreement.

     "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

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

     "Lending Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors, officers and partners of such Person), controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 50% of any class of the voting securities or capital stock of or equity interests in such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Lesser Period" shall have the meaning provided in Section 1.14.

     "Letter of Credit" shall have the meaning provided in Section 2.01(a).

     "Letter of Credit Fee" shall have the meaning provided in Section 3.01(b).

     "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings.

     "Letter of Credit Request" shall have the meaning provided in Section
2.02(a)

     "Leverage Ratio" shall mean, at any time, the ratio of Consolidated Debt at such time to Consolidated EBITDA for the Test Period most recently ended, PROVIDED that for any Test Period ending on or prior to March 31, 1997, Consolidated EBITDA for such Test Period shall be calculated on a PRO FORMA basis, in a manner reasonably satisfactory to the Administrative Agent, for the sum of Holdings and its Subsidiaries (other than Peltor and its Subsidiaries) plus Peltor and its Subsidiaries.

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and any lease having substantially the same effect as any of the foregoing).

     "Loan" shall mean each Term Loan and each Revolving Loan.

     "Majority Banks" of any Tranche shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated. With respect to any amount of

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

Loans or Term Loan Commitments used in determining "Majority Banks" and denominated in an Alternate Currency, the amount of such Loans or Term Loan Commitments shall be the Dollar Equivalent thereof on the date of such determination.

     "Management Agreements" shall mean the "Management Agreements" under, and as defined in, the Original Credit Agreement.

     "Margin Reduction Period" shall mean each period which shall commence on a date (the "Start Date") occurring after June 30, 1997 on which the financial statements are delivered pursuant to Section 7.01(b) or (c) and which shall end on the earlier (such earlier date, the "End Date") of (i) the date of actual delivery of the next financial statements pursuant to Section 7.01(b) or (c) and
(ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 7.01(b) or (c).

     "Margin Stock" shall have the meaning provided in Regulation U.

     "Minority Peltor Partnership Interests" shall mean the interests of Leif Anderzon and Leif Palmaer not to exceed 0.02% of the beneficial interest thereof, in Peltor Elektronic HB, Peltor Pressarverkstad AB, Peltor Plastspruntning HB, Peltor Plastsvetsing HB, Peltor Mekanik HB, Peltor Montering HB, and Peltor Utveckling HB.

     "Moody's" shall mean Moody's Investors Service, Inc.

     "Mortgage" shall mean all Mortgages granted by the Borrowers pursuant to the Original Credit Agreement and which have not been released by the lenders prior to the Restatement Effective Date and, after the execution and delivery thereof, shall include each Additional Mortgage.

     "Mortgage Policies" shall mean each mortgage insurance policy issued with respect to a Mortgage.

     "Mortgaged Property" shall mean all Real Property of the Company and its Subsidiaries listed on Schedule V and designated as "Existing Mortgaged Property" and, after the execution and delivery of any Additional Mortgage, shall include the respective Additional Mortgaged Property.

     "Mortgages Amendments" shall have the meaning provided in Section 5.12.

     "Multiemployer Plan" shall have the meaning provided in Section 6.10.

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

     "Net Cash Proceeds" shall mean, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net of (x) cash expenses of sale (including brokerage fees, if any, and payment of principal, premium and interest of Indebtedness (other than the Loans) required to be repaid as a result of such Asset Sale) and (y) incremental income taxes paid or payable as a result thereof.

     "New Term Loans" shall mean all new Term Loans incurred, and not maintained as Original Term Loans, on the Restatement Effective Date pursuant to Sections 1.01(a) and (b).

     "Non-Compete Payment" shall have the meaning provided in the second Whereas clause of this Agreement.

     "Non-Defaulting Bank" shall mean and include each Bank other than a Defaulting Bank.

     "Note" shall mean each Term Note and each Revolving Note.

     "Notice of Borrowing" shall have the meaning provided in Section 1.03.

     "Notice of Conversion" shall have the meaning provided in Section 1.06.

     "Notice Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, Commercial Loan Division, 14th Floor, New York, New York 10006, Attention: Christopher Kinslow, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

     "Obligation Currency" shall have the meaning provided in Section 13.17(a).

     "Obligations" shall mean all amounts owing to the Administrative Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

     "Original Banks" shall mean the "Banks" under, and as defined in, the Original Credit Agreement.

     "Original Canadian Dollar Term Loans" shall mean the "Canadian Dollar Term Loans" under, and as defined in, the Original Credit Agreement.

     "Original Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

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

     "Original Dollar Term Loans" shall mean the "Dollar Term Loans" under, and as defined in, the Original Credit Agreement.

     "Original Loans" shall mean all Original Term Loans and all Original Revolving Loans.

     "Original Revolving Loans" shall mean the "Revolving Loans" under, and as defined in, the Original Credit Agreement.

     "Original Sterling Term Loans" shall mean the "Sterling Term Loans" under, and as defined in, the Original Credit Agreement.

     "Original Term Loans" shall mean the "Term Loans" under, and as defined in, the Original Credit Agreement.

     "Other Creditor" shall have the meaning provided in the respective Security Documents.

     "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against fluctuations of currency values.

     "Participant" shall have the meaning provided in Section 2.03(a).

     "Participation" shall have the meaning provided in Section 2.03(a).

     "Payment Office" shall mean (i) in respect of all Loans made to the Company, Letters of Credit, Fees and, except as provided in clauses (ii) and
(iii) of this definition, all other amounts owing under this Agreement, the office of the Administrative Agent located at One Bankers Trust Plaza, New York, New York, ABA Number: 021-001-003, Account Name: Commercial Loan Division, Account Number: 99-401-268, Attention: Mary Rodwell, Reference: Cabot Safety Corporation, (ii) in respect of all Loans made to the Canadian Borrower and all payments of interest in respect thereof, the Administrative Agent's account located at The Bank of Nova Scotia, Toronto, Canada, Account Name, Bankers Trust Company, NY, Account Number 0204013, Reference, Cabot Safety Canada Corporation and (iii) in respect of all Loans made to the U.K. Borrower and all payments of interest in respect thereof, the office of the Administrative Agent, located in London, England, Account Name, Bankers Trust Company, NY, Account Number 700001012, Reference: Cabot Safety Limited, or in each case, such other office or offices as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

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

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

   "Peltor" shall have the meaning provided in the recitals to this Agreement.

       "Peltor, Inc." shall mean Peltor, Inc., a Delaware corporation.

      "Permitted Acquisition" shall mean the acquisition by the Company or any other Credit Party (to the extent such other Credit Party would be able to, and does, grant a Lien on and security interest in assets acquired thereby in connection with such Permitted Acquisition)] of (x) assets constituting part of or an entire business or division of any Person not already a Subsidiary of the Company or (y) 100% of the capital stock of any such Person which Person shall, as a result of such acquisition, become a Subsidiary, provided that (A) the consideration paid by the Company and/or its Domestic Subsidiaries can be in the form of (i) cash proceeds received from a Borrowing of Revolving Loans (not to exceed $15,000,000 in the aggregate) and/or (ii) cash proceeds received, directly or indirectly, by the Borrowers from the issuance of equity by Holdings, or common stock of Holdings, so long as the aggregate amount of such cash proceeds and the fair market value of such common stock does not exceed the then Available Equity Issuance Amount and/or (iii) cash in an amount equal to the then Available Retained ECF Amount and/or (iv) the issuance to any such Person of Permitted Seller Subordinated Indebtedness, and (B) the assets acquired, or the business of the Person whose stock is acquired, shall be in the same or related line of business in which the Company and its Subsidiaries are already engaged, and (C) in the case of the acquisition of 100% of the capital stock of any Person, such Person shall own no capital stock of any other Person unless either (i) such Person owns 100% of the capital stock of such other Person or (ii) (1) such Person and/or its Wholly-Owned Subsidiaries own 80% of the consolidated assets of such Person and its Subsidiaries and (2) any non-Wholly Owned Subsidiary of such Person was non-Wholly Owned prior to the date of such Permitted Acquisition of such Person (it being understood and agreed that investments by Subsidiaries shall be permitted in accordance with the provisions of Section 8.05).

     "Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the title insurance policy or title commitment delivered with respect thereto, all of which exceptions must be acceptable to the Administrative Agent in its reasonable discretion.

     "Permitted Holders" shall mean the holders of the capital stock of Holdings on the Restatement Effective Date.

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

     "Permitted Liens" shall have the meaning provided in Section 8.01.

     "Permitted Refinancing Subordinated Indebtedness" shall mean any Indebtedness incurred by the Company which is subordinated to all Obligations hereunder and any other obligations secured pursuant to the Security Documents in a manner which, in the reasonable judgment of the Administrative Agent, is customary for such Indebtedness, so long as (i) such Indebtedness shall require no amortization, sinking fund payment or any other scheduled maturity of the principal amount thereof on any date which is earlier than the date occurring one year after the B Term Loan Maturity Date, (ii) the interest rate for such Indebtedness shall not be in excess of that of the Senior Subordinated Notes and
(iii) the terms governing any such Indebtedness shall not contain any provision (including, without limitation, covenants, defaults and remedies) which, in the opinion of the Administrative Agent, is more restrictive than the provisions in the Credit Documents and, in any event, shall be satisfactory to the Administrative Agent.

     "Permitted Seller Subordinated Indebtedness" shall mean any Indebtedness incurred by Holdings or the Borrowers which is subordinated to all Obligations hereunder and any other obligations secured pursuant to the Security Documents in a manner which, in the reasonable judgment of the Administrative Agent, is customary for such Indebtedness, so long as (i) such Indebtedness shall require no amortization, sinking fund payment or any other scheduled maturity of the principal amount thereof on any date which is earlier than the date occurring one year after the B Term Loan Maturity Date and (ii) the terms governing any such Indebtedness shall not contain any provision (including, without limitation, covenants, defaults and remedies) which, in the opinion of the Administrative Agent, is more restrictive than the provisions in the Credit Documents.

     "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" shall mean any multiemployer or single-employer plan as defined in
Section 4001 of ERISA and which is covered by Title IV of ERISA and/or Section 412 of the Code, which is maintained or contributed to by (or to which there is an obligation to contribute of) any Credit Party or any ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which any Credit Party or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan where the maintenance, contribution or obligation to contribute to such plan within such five year period could reasonably be expected to result in a material liability to one or more Credit Parties and/or ERISA Affiliates.

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

     "Pledge Agreement Collateral" shall mean all "Collateral" as defined in each Pledge Agreement.

     "Pledge Agreements" shall mean the US Pledge Agreement, the Foreign Pledge Agreement and the English Pledge Agreement.

     "Pledged Securities" shall have the meaning provided in the respective Pledge Agreements.

     "Pledged Stock" shall have the meaning provided in the respective Pledge Agreements.

     "Pooled Assignment Agreement" shall have the meaning set forth in Section 5.17(a).

     "Pounds Sterling" shall mean freely transferable lawful money of the United Kingdom.

     "Preferred Stock" shall mean the preferred stock of Holdings issued pursuant to the Certificate of Designations of Cabot Safety Holding Corporation, dated as of June 13, 1995.

     "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

     "PRO FORMA Basis" shall mean, as to any Person, for any of the following events which occur subsequent to the commencement of a period for which the financial effect of such event is being calculated, and giving effect to the event for which such calculation is being made, such calculation as will give pro forma effect to such event as if same had occurred at the beginning of such period of calculation, and

          (i) for purposes of the foregoing calculation, the transaction giving rise to the need to calculate the pro forma effect to any of the following events shall be assumed to have occurred on the first day of the four fiscal quarter period last ended before the occurrence of the respective event for which such pro forma effect is being determined (the "Reference Period"), and

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

          (ii) in making any determination with respect to the incurrence or assumption of any Indebtedness during the Reference Period or subsequent to the Reference Period and on or prior to the date of the transaction referenced in clause (i) above (the "Transaction Date"), (w) all Indebtedness (including the Indebtedness incurred or assumed and for which the financial effect is being calculated) incurred or permanently repaid during the Reference Period shall be deemed to have been incurred or repaid at the beginning of such period, (x) Consolidated Net Interest Expense of such Person attributable to interest on any Indebtedness bearing floating interest rates should be computed on a PRO FORMA basis as if the rate in effect on the Transaction Date had been the applicable rate for the entire period, (y) Consolidated Net Interest Expense of such Person attributable to interest on any Indebtedness under any revolving credit facility which was in effect during the respective Reference Period shall be computed on a pro forma basis based upon the average daily balance of such Indebtedness outstanding during the applicable period (or, if shorter, the portion of the period during which the revolving credit facility was in effect) and
     (z) Consolidated Net Interest Expense will be increased or reduced by the net cost (including amortization of discount) or benefit (after giving effect to amortization of discount) associated with the Interest Rate Protection Agreements, which will remain in effect for the twelve-month period after the Transaction Date and which shall have the effect of fixing the interest rate on the date of computation, and

          (iii) in making any determination of Consolidated EBITDA, PRO FORMA effect shall be given to any Permitted Acquisition which occurred during the Reference Period or subsequent to the Reference Period and prior to the Transaction Date, Consolidated EBITDA shall be determined as if such Permitted Acquisition occurred on the first day of the Reference Period, taking into account cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act, as if such cost savings or expenses were realized on the first day of the Reference Period.

     "Projections" shall have the meaning provided in Section 6.05(d).

     "Qualified Capital Stock" means any preferred stock of Holdings or the Company, or any other common stock of Holdings or the Company, the express terms of which shall provide that Dividends thereon shall not be required to be paid in cash at any time that such cash payment would be prohibited by the terms of this Agreement (and any refinancings, replacements or extensions hereof) and in either case which, by its terms (or by the terms of any security into which it is convertible or for which it is

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

exchangeable), or upon the happening of any event (including an event which would constitute a Change of Control), cannot mature (excluding any maturity as the result of an optional redemption by the issuer thereof) and is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, and is not redeemable, or required to be repurchased, at the sole option of the holder thereof (including, without limitation, upon the occurrence of an event which would constitute a Change of Control), in whole or in part, on or prior to the first anniversary of the B Term Loan Maturity Date.

     "Quarterly Payment Date" shall mean the last Business Day of each May, August, November and February.

     "RC Bank" shall mean, at any time, each Bank with a Revolving Loan Commitment (or after the termination of the Total Revolving Loan Commitment, each Bank which had a Revolving Loan Commitment immediately prior to such termination).

     "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. [Section] 6901 ET SEQ.

     "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements thereto and fixtures thereon, including Leaseholds.

     "Recovery Event" shall mean the receipt by Holdings, any Borrower or any of their respective Subsidiaries of any cash insurance proceeds or condemnation award payable (i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any Mortgaged Property, and (ii) under any policy of insurance required to be maintained under Section 7.03 as relating to any Mortgaged Property.

     "Refinancing" shall have the meaning provided in Section 5.07(d).

     "Register" shall have the meaning provided in Section 13.16.

     "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

     "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

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

     "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration into the environment.

     "Replaced Bank" shall have the meaning provided in Section 1.13.

     "Replacement Bank" shall have the meaning provided in Section 1.13.

     "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation 2615.

     "Required Banks" shall mean Non-Defaulting Banks, the sum of whose outstanding Term Loans (or if prior to the Restatement Effective Date, Term Loan Commitments) and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Revolving Percentage of Letter of Credit Outstand-ings) represent an amount greater than 50% of the sum of all outstanding Term Loans of Non-Defaulting Banks, (or if prior to the Restatement Effective Date, Term Loan Commitments), the Total Term Loan Commitments (less the Term Loan Commitments of Defaulting Banks), and the Total Revolving Loan Commitment (less the Revolving Loan Commitments of Defaulting Banks) (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Revolving Percentages of all Non-Defaulting Banks of the total outstanding Letter of Credit Outstandings at such time). With respect to any amount of Loans or Term Loan Commitments used in determining "Required Banks" and denominated in an Alternate Currency, the amount of such Loans or Term Loan Commitments shall be the Dollar Equivalent thereof on the date of such determination.

     "Restatement Effective Date" shall have the meaning set forth in Section 13.10.

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

     "Returns" shall have the meaning provided in Section 6.09.

     "Revolving Loan" shall have the meaning provided in Section 1.01(c).

     "Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "Revolving Loan Commitment," as the same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 9 and (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.13 or 13.04(b).

     "Revolving Loan Maturity Date" shall mean May 30, 2002.

     "Revolving Note" shall have the meaning provided in Section 1.05(a).

     "Revolving Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the Revolving Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the Revolving Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

     "Rollover Amount" shall have the meaning provided in Section 8.07(a).

     "S&P" shall mean Standard & Poor's Ratings Services.

     "Scheduled Repayments" shall mean each A Term Loan Scheduled Repayment and each B Term Loan Scheduled Repayment.

     "SEC" shall have the meaning provided in Section 7.01(h).

     "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b).

     "Secured Creditors" shall have the meaning assigned to that term in the respective Security Documents.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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

     "Security Agreement Collateral" shall mean all "Collateral" as defined in each Security Agreement.

     "Security Agreements" shall mean the US Security Agreement, the Canadian Security Agreement and the English Security Agreement.

     "Security Documents" shall mean each Pledge Agreement, each Security Agreement and each Mortgage.

     "Senior Subordinated Note Documents" shall mean and include each of the documents, instruments (including the Senior Subordinated Notes) and other agreements entered into by the Company (including, without limitation, the Senior Subordinated Note Indenture) relating to the issuance by the Company of the Senior Subordinated Notes, as in effect on the Restatement Effective Date.

     "Senior Subordinated Note Indenture" shall mean the Indenture, dated as of July 11, 1995, entered into by and between the Company and Shawmut Bank Connecticut, N.A., as trustee thereunder, with respect to the Senior Subordinated Notes as in effect on the Restatement Effective Date.

     "Senior Subordinated Notes" shall mean the Senior Subordinated Notes due 2005 issued by the Company under the Senior Subordinated Note Indenture (which notes shall include any Series B Senior Subordinated Notes into which the Senior Subordinated Notes were exchanged pursuant to the Senior Subordinated Notes Documents).

     "Shareholders' Agreements" shall mean the "Shareholder Agreements" under, and as defined in, the Original Credit Agreement.

     "Standby Letter of Credit" shall have the meaning provided in Section 2.01(a).

     "Start Date" shall have the meaning provided in the definition of Margin Reduction Period.

     "Stated Amount" shall mean, for each Letter of Credit, the maximum amount available to be drawn thereunder, in each case determined without regard to whether any conditions to drawing could then be met, provided that the "Stated Amount" of each Letter of Credit denominated in a currency other than Dollars shall be, on any date of calculation, the Dollar Equivalent of the maximum amount available to be drawn in the respective currency thereunder (determined without regard to whether any conditions to drawing could then be met).

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

     "Sterling Equivalent" shall mean, at any time for the computation thereof, the amount of Pounds Sterling which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 a.m. (London time) on the date three Business Days prior to the date of any computation thereof for purchase on such date.

     "Sterling Euro Rate" shall mean (a) (i) the rate per annum that appears on page 3750 of the Dow Jones Telerate Screen (or any successor page) for Sterling deposits with maturities comparable to the Interest Period applicable to the Sterling Loans subject to the respective Borrowing, determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period or (ii) if such a rate does not appear on page 3750 of the Dow Jones Telerate Screen (or any successor page), the offered quotation to first-class banks in the London interbank Eurodollar market by BTCo for Pounds Sterling deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Sterling Loan of BTCo with maturities comparable to the Interest Period applicable to such Sterling Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, in either case divided (and rounded off to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D) to the extent Applicable; provided, in the event that the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of Sterling Loans, the Sterling Euro Rate determined pursuant to clause (a) of this definition shall instead be the rate determined by BTCo as the all-in cost of funds for BTCo to fund such Sterling Loan with maturities comparable to the Interest Period applicable thereto.

     "Sterling Loan" shall mean a Loan made and repaid in Pounds Sterling (including each Company A Sterling Term Loan, Subsidiary A Sterling Term Loan and Sterling Revolving Loan.

     "Sterling Revolving Loan" shall have the meaning provided in Section
1.01(c).

     "Sterling Revolving Note" shall have the meaning provided in Section
1.05(a).

     "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of April 25, 1996, as amended as of May 15, 1996, by and among the Company, Peltor and Active i Malmo AB (publ.), a Swedish corporation.

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

     "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

     "Subsidiary A Canadian Dollar Term Loan" shall have the meaning provided in
Section 1.01(a)(iv).

     "Subsidiary A Canadian Dollar Term Note" shall have the meaning provided in
Section 1.05(a).

     "Subsidiary A Sterling Term Loan" shall have the meaning provided in
Section 1.01(a)(v).

     "Subsidiary A Sterling Term Note" shall have the meaning provided in
Section 1.05(a).

     "Subsidiary Borrower" shall mean the Canadian Borrower and the U.K.
Borrower.

     "Subsidiary Guarantor" shall mean each Domestic Subsidiary of the Company and each Foreign Subsidiary of the Company which either owns capital stock of a Subsidiary Borrower or is a Subsidiary of a Subsidiary Borrower.

     "Supermajority Banks" of any Tranche shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were changed to "66-2/3%." With respect to any amount of Loans or Term Loan Commitments used in determining "Supermajority Banks" and denominated in an Alternate Currency, the amount of such Loans or Term Loan Commitments shall be the Dollar Equivalent thereof on the date of such determination.

     "Swedish Loan" shall have the meaning provided in Section 5.07(c).

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


     "Swedish Newco" shall have the meaning provided in the second Whereas clause of this Agreement.

     "Swedish Note" shall have the meaning provided in Section 8.05(ix)

     "Syndication Date" shall mean the earlier of (x) the 60th day following the Restatement Effective Date and (y) that date upon which the Administrative Agent determines (and notifies the Company) that the primary syndication (and the resultant addition of Persons as Banks pursuant to Section 13.04) has been completed.

     "Taxes" shall have the meaning provided in Section 4.04(a).

     "Term Loan" shall mean each A Term Loan and each B Term Loan.

     "Term Loan Commitments" shall mean the A Term Loan Commitments and the B Term Loan Commitments.

     "Term Note" shall mean each Company A Dollar Term Note, each Company A Deutsche Mark Term Note, each Company A Sterling Term Note, each Subsidiary A Canadian Dollar Term Note, each Subsidiary A Sterling Term Note and each B Term Note.

     "Test Date" shall mean, in respect of any Margin Reduction Period, the last day of the fiscal quarter of the Company ended immediately prior to the Start Date in respect of such Margin Reduction Period.

     "Test Period" shall mean (x) for any determination of the Leverage Ratio, the period of four consecutive fiscal quarters of the Company then last ended (taken as one accounting period) any (y) for determinations of the Fixed Charge Coverage Ratio or Interest Coverage Ratio, (i) the period (taken as one accounting period) from July 1, 1996 through September 30, 1996, (ii) the period (taken as one accounting period) from July 1, 1996 through December 31, 1996,
(iii) the period (taken as one accounting period) from July 1, 1996 through March 31, 1997 and (i) thereafter, the period of four consecutive fiscal quarters of the Company then last ended (taken as one accounting period).

     "Total A Term Loan Commitment" shall mean, at any time, the sum of the A Term Loan Commitments of each of the Banks.

     "Total B Term Loan Commitment" shall mean, at any time, the sum of the B Term Loan Commitments of each of the Banks.

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

     "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

     "Total Modified Revolving Loan Commitment" shall mean the Total Revolving Loan Commitment then in effect plus, in the event that any Alternate Currency Revolving Loans are outstanding at such time, the amount (not to exceed 15%) by which the Dollar Equivalent of the principal amount of such Alternate Currency Revolving Loan has increased from the Original Dollar Equivalent thereof.

     "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks.

     "Total Term Loan Commitment" shall mean, at any time, the sum of the A Term Loan Commitments and B Term Loan Commitments of each of the Banks.

     "Total Unutilized Revolving Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment less (y) the sum of the aggregate principal amount of Revolving Loans plus the then aggregate amount of Letter of Credit Outstandings.

     "Trade Letter of Credit" shall have the meaning provided in Section
2.01(a).

     "Tranche" shall mean the respective facility, commitments and currencies utilized in making Loans hereunder, with there being seven separate Tranches, I.E., Company A Dollar Term Loans, Company A Deutsche Mark Term Loans, Company A Sterling Term Loans, Subsidiary A Canadian Dollar Term Loans, Subsidiary A Sterling Term Loans, B Term Loans and Revolving Loans.

     "Transaction" shall mean (i) the consummation of the Acquisition, (ii) the making of the Capital Contribution, (iii) the making of the Swedish Loan and issuance of the Swedish Note, (iv) the consummation of the Refinancing, (v) the maintenance and incurrence of the Loans hereunder on the Restatement Effective Date and (vi) the amendment and restatement of the Original Credit Agreement in the form of this Agreement as provided herein and the amendment or amendment and restatement, as the case may be, of the Security Documents and the US Subsidiary Guaranty.

     "Transaction Documents" shall mean and include (i) this Agreement and the other Credit Documents, (ii) the Acquisition Documents, (iii) the Swedish Note and (iv) all other agreements and documents effectuating the Transaction.

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

     "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, I.E., whether a Base Rate Loan, a Eurodollar Loan, a Canadian Dollar Loan, a Deutsche Mark Loan or a Sterling Loan.

     "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

     "U.K. Borrower" shall mean Cabot Safety Limited, a limited liability company formed under the laws of England.

     "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan for purposes of plan funding pursuant to Section 412 of the Code.

     "Uniform Customs" shall mean the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

     "United States" and "U.S." shall each mean the United States of America.

     "Unpaid Drawing" shall have the meaning provided for in Section 2.04(a).

     "Unutilized Revolving Commitment" with respect to any Bank, at any time, shall mean such Bank's Revolving Loan Commitment at such time less the sum of
(i) the aggregate outstanding principal amount of Revolving Loans made by such Bank (or the Dollar Equivalent thereof in the case of each Alternate Currency Revolving Loan then outstanding) and (ii) such Bank's Revolving Percentage of the Letter of Credit Outstandings.

     "US Pledge Agreement" shall have the meaning provided in Section 5.09.

     "US Security Agreement" shall have the meaning provided in Section 5.10.

     "US Subsidiary Guaranty" shall have the meaning provided in Section 5.11.

     "Vestar Management Agreement" shall mean the Agreement, made as of July 11, 1995, among Cabot Safety Corporation, certain of its subsidiaries, Cabot Safety Holding Corporation, Vestar Capital Partners and Cabot Corporation.

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

     "Waivable Mandatory Repayment" shall have the meaning provided in Section 4.02(l).

     "Wholly-Owned Domestic Subsidiary" shall mean any Domestic Subsidiary of the Company that is a Wholly-Owned Subsidiary.

     "Wholly-Owned Foreign Subsidiary" shall mean any Foreign Subsidiary of the Company that is a Wholly-Owned Subsidiary.

     "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than (a) director's qualifying shares and (b) any other shares of capital stock of a Foreign Subsidiary of the Company (not to exceed 5% of such Foreign Subsidiary's total capital stock (determined on a fully diluted basis) required by law to be issued to Persons other than the Company and its Wholly-Owned Subsidiaries) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time (other than a portion of such equity interest of any Foreign Subsidiary (not to exceed 5% of such Foreign Subsidiary's total equity interest (determined on a fully diluted basis) required by law to be issued to Persons other than the Company and its Wholly-Owned Subsidiaries).

     SECTION 11. The Administrative Agent.
                 ------------------------

     11.01 APPOINTMENT. The Banks hereby designate BTCo as the Administrative Agent (for purposes of this Section 11, the term "Administrative Agent" shall include BTCo in its capacity as Administrative Agent and as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

     11.02 NATURE OF DUTIES. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent nor any of its respective officers,

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

directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

     11.03 LACK OF RELIANCE ON THE ADMINISTRATIVE AGENT. Independently and without reliance upon the Administrative Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make
(i) its own independent investigation of the financial condition and affairs of Holdings, each Borrower and their Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Holdings, each Borrower and their Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Holdings, each Borrower and their Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Holdings, each Borrower and their Subsidiaries or the existence or possible existence of any Default or Event of Default.

     11.04 CERTAIN RIGHTS OF THE ADMINISTRATIVE AGENT. If the Administrative Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Banks; and the Administrative Agent shall not incur liability to any Bank or the holder of any Note by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the

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
Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

     11.05 RELIANCE. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.

     11.06 INDEMNIFICATION. To the extent the Administrative Agent is not reimbursed and indemnified by the Borrowers, the Banks will reimburse and indemnify the Administrative Agent, in proportion to their respective "percentages" as used in determining the Required Banks (determined as if there were no Defaulting Banks), for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; PROVIDED that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

     11.07 THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to make Loans under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Company or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

     11.08 HOLDERS. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been

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

filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

     11.09 RESIGNATION BY THE ADMINISTRATIVE AGENT. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 20 Business Days' prior written notice to the Company and the Banks. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

     (b) Upon any such notice of resignation, the Required Banks shall appoint a successor Administrative Agent hereunder and under the other Credit Documents who shall be a Bank, a commercial bank or a trust company in each case reasonably acceptable to the Company.

     (c) If a successor Administrative Agent shall not have been so appointed within such 20 Business Day period, the Administrative Agent, with the consent of the Company, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder and under the other Credit Documents until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.

     (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 25th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any of the Credit Document until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.

     SECTION 12. Guaranties.
                 ----------

     12.01 THE GUARANTIES. In order to induce the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings and the Company from the proceeds of the Loans, Holdings and the Company hereby agree with the Banks as follows: each of Holdings and the Company hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment and performance when due, upon maturity, acceleration or otherwise, of any and all of Obligations of the Guaranteed

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

Parties to the Secured Creditors. If any or all of Obligations of the Guaranteed Parties to the Secured Creditors become due and payable hereunder, Holdings and the Company unconditionally promise to pay such Obligations of the Guaranteed Parties to the Secured Creditors, or to the order of the Secured Creditors, as the case may be, on demand, together with any and all expenses which may be incurred by the Administrative Agent or the Secured Creditors in collecting any of such Obligations of the Guaranteed Parties.

     12.02 BANKRUPTCY. Additionally, each of Holdings and the Company unconditionally and irrevocably guarantees the payment of any and all of its Guarantee Obligations to the Secured Creditors whether or not due or payable by the Guaranteed Parties upon the occurrence in respect of the Guaranteed Parties of any of the events specified in Section 9.05, and unconditionally and irrevocably promises to pay such Guarantee Obligations to the Secured Creditors, or to the order of the Secured Creditors, as the case may be, on demand, in lawful money of the United States.

     12.03 NATURE OF LIABILITY. The liability of Holdings and the Company hereunder is exclusive and independent of any security for, or other guaranty of, the Obligations of the Guaranteed Parties (which for purposes of this Section 12 only, shall mean any and all Obligations under the Credit Agreement and the other Credit Documents and any obligations under Interest Rate Protection Agreements or Other Hedging Agreements guaranteed by Holdings and/or the Company in accordance with the definition of Guarantee Obligations), whether executed by the Guaranteed Parties or by any other party, and the liability of Holdings and the Company hereunder is not affected or impaired by (a) any direction as to application of payment by the Guaranteed Parties or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Obligations of the Guaranteed Parties (which for purposes of this Section 12 only, shall mean any and all Obligations under the Credit Agreement and the other Credit Documents and any obligations under Interest Rate Protection Agreements or Other Hedging Agreements guaranteed by Holdings and/or the Company in accordance with the definition of Guarantee Obligations), (c) any payment on, or in reduction of, any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel of the Guaranteed Parties, or (e) any payment made to the Administrative Agent or the Secured Creditors on the indebtedness which the Administrative Agent or such Secured Creditors repay to the Guaranteed Parties pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of Holdings and the Company waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

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

     12.04 INDEPENDENT OBLIGATION. The obligations of Holdings and the Company hereunder are independent of the obligations of any other guarantor, any other party or the Guaranteed Parties, and a separate action or actions may be brought and prosecuted against Holdings and the Company whether or not action is brought against any other guarantor, any other party or the Guaranteed Parties and whether or not any other guarantor, any other party or the Guaranteed Parties be joined in any such action or actions. Each of Holdings and the Company waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Guaranteed Parties or other circumstance which operates to toll any statute of limitations as to the Guaranteed Parties shall operate to toll the statute of limitations as to Holdings and the Company.

     12.05 AUTHORIZATION. Each of Holdings and the Company authorizes the Administrative Agent and the Secured Creditors without notice, demand or consent (except as shall be required under the Credit Documents or as required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Obligations of the Guaranteed Parties (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranties herein made shall apply to such Obligations of the Guaranteed Parties as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Obligations of the Guaranteed Parties and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, such Obligations of the Guaranteed Parties or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Guaranteed Parties or others or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, guarantors, the Guaranteed Parties or other obligors;

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

          (e) settle or compromise any of the Obligations of the Guaranteed Parties, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Guaranteed Parties to its creditors other than the Banks;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Guaranteed Parties to the Secured Creditors regardless of what liability or liabilities of Holdings and the Company or the Guaranteed Parties remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, these Guaranties or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement these Guaranties or any of such other instruments or agreements; and/or

          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings and the Company from their liabilities under these Guaranties.

     12.06 RELIANCE. It is not necessary for the Administrative Agent or the Secured Creditors to inquire into the capacity or powers of the Guaranteed Parties or their Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations of the Guaranteed Parties made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     12.07 SUBORDINATION. Any of the indebtedness of the Guaranteed Parties now or hereafter owing to Holdings and/or the Company, as the case may be, is hereby subordinated to the Indebtedness of the Guaranteed Parties owing to the Administrative Agent and the Secured Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such Indebtedness of the Guaranteed Parties to Holdings and the Company, as the case may be, shall be collected, enforced and received by Holdings and the Company for the benefit of the Secured Creditors and be paid over to the Administrative Agent on behalf of the Secured Creditors on account of such Indebtedness of the Guaranteed Parties to the Secured Creditors, but without affecting or impairing in any manner the liability of Holdings and the Company under the other provisions of these Guaranties. Prior to the transfer by Holdings and the Company of any note or negotiable instrument evidencing any Indebtedness of the Guaranteed Parties to Holdings and the Company, Holdings and the Company shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

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

     12.08 WAIVER. (a) Each of Holdings and the Company waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or the Secured Creditors (i) to proceed against the Guaranteed Parties, any other guarantor or any other party, (ii) to proceed against or exhaust any security held from the Guaranteed Parties, any other guarantor or any other party or (iii) to pursue any other remedy in the Administrative Agent's or the Secured Creditors' power whatsoever. Each of Holdings and the Company waives any defense based on or arising out of any defense of the Guaranteed Parties, any other guarantor or any other party, other than payment in full of the Obligations of the Guaranteed Parties, based on or arising out of the disability of the Guaranteed Parties, any other guarantor or any other party, or the unenforceability of the Obligations of the Guaranteed Parties or any part thereof from any cause, or the cessation from any cause of the liability of the Guaranteed Parties other than payment in full of the Obligations of the Guaranteed Parties. The Administrative Agent and the Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and the Secured Creditors may have against the Guaranteed Parties, any other party, or any security, without affecting or impairing in any way the liability of Holdings and the Company hereunder except to the extent the Obligations of the Guaranteed Parties have been paid.

     (b) Each of Holdings and the Company waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of these Guaranties, and notices of the existence, creation or incurring of new or additional Obligations of the Guaranteed Parties. Each of Holdings and the Company assumes all responsibility for being and keeping itself informed of the Guaranteed Parties' financial conditions and assets, and of all other circumstances bearing upon the risk of non-payment of the Guarantee Obligations and the nature, scope and extent of the risks which Holdings and the Company assumes and incurs hereunder, and agrees that the Administrative Agent and the Secured Creditors shall have no duty to advise Holdings and the Company of information known to them regarding such circumstances or risks.

     12.09 LIMITATION ON LIABILITY. It is the desire and intent of Holdings and the Company and the Secured Creditors that these Guaranties shall be enforced against Holdings and the Company to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of Holdings and the Company under the Guaranties shall be adjudicated to be invalid or unenforceable for any reason (including, without

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

limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guarantee Obligations of Holdings and the Company shall be deemed to be reduced and Holdings and the Company shall pay the maximum amount of such Guarantee Obligations which would be permissible under applicable law.

     SECTION 13. Miscellaneous.
                 -------------

     13.01 PAYMENT OF EXPENSES, ETC. The Borrowers jointly and severally agree that they shall: (i) whether or not the transactions contemplated herein are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case and one local and one foreign counsel in each relevant jurisdiction and any third party consultants retained by the Administrative Agent before the Restatement Effective Date with the consent of the Company (such consent not to be unreasonably withheld)) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and, following an Event of Default, each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and, following an Event of Default, for each of the Banks);
(ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify the Administrative Agent and each Bank, and each of their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) incurred by, imposed on, or assessed against, any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Administrative Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any of the transactions contemplated herein

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

or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by any Credit Party or any of its Subsidiaries, the Release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by any Credit Party or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against any Credit Party, any of its Subsidiaries or any Real Property owned or at any time operated by any Credit Party or any of its Subsidiaries. To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent or any Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

     13.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of such Borrower against and on account of the Obligations and liabilities of such Borrower to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 13.06(b), and all other claims of any nature or description arising out of, or connected with, this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         13.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telex or telecopier) and mailed by certified mail, telexed, telecopied or delivered: if to Holdings or any Borrower, at its address specified opposite its signature below; if to any Bank, at its address specified opposite its name on Schedule II; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other

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parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Borrowers and the Administrative Agent. All such notices and communications shall be effective when received.

     13.04 BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the respective successors and assigns of the parties hereto; PROVIDED, HOWEVER, that no Borrower may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks and, PROVIDED FURTHER, that, although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, PROVIDED FURTHER, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Borrower of any of their respective rights and obligations under this Agreement to the extent relating to such participation or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrowers hereunder shall be determined as if such Bank had not sold such participation.

     (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder) and/or its outstanding A Term

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

Loans, B Term Loans, A Term Loan Commitments or B Term Loan Commitments to any Lending Affiliate of such Bank or to one or more Banks or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Revolving Loan Commitments (and related outstanding Obligations hereunder) and outstanding principal amount of A Term Loans, B Term Loans, A Term Loan Commitments or B Term Loan Commitments hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, PROVIDED that (i) at such time Schedule I shall be deemed modified to reflect the Commitments (and/ or outstanding Term Loans, as the case may be) of such new Bank and of the existing Banks, (ii) upon surrender of the old Notes, new Notes will be issued, at the Borrowers' expense, to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Term Loans, as the case may be), (iii) the consent of the Administrative Agent, the Issuing Banks and the Borrowers shall be required in connection with any such assignment pursuant to clause (y) above (which consent shall not be unreasonably withheld or delayed), (iv) any assignment of A Term Loans shall include a pro rata amount of Company A Dollar Term Loans, Company A Deutsche Mark Term Loans, Company A Sterling Term Loans, Subsidiary A Canadian Dollar Term Loans and Subsidiary A Sterling Term Loans and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500 (or $1,500 in the case of an assignment pursuant to clause (x) of this sentence) and, PROVIDED FURTHER, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 13.16. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Company and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Bank's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under
Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

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






     (c) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

     13.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Administrative Agent, any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower or any other Credit Party and the Administrative Agent, any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

     13.06 PAYMENTS PRO RATA; SPECIAL SHARING PROVISIONS REGARDING U.S. GUARANTIES. (a) Except as otherwise provided in this Agreement, including
Section 13.06(c) below, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its PRO RATA share of any such payment) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

     (b) Each of the Banks agrees that, subject to Section 13.06(c) below, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Fee or Letter of Credit Fees, of a sum which, with respect to the related sum or sums received by other Banks, is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional partici-

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






pation by all the Banks in such amount; PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     (c) Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Credit Document, any amounts received by any Bank in respect of the US Subsidiary Guaranty in respect of Obligations of the Company or as a result of any sale or other disposition of Collateral pledged or encumbered by any Domestic Subsidiary of the Company which is party to the US Subsidiary Guaranty pursuant to any Security Document in support of such Obligations of the Company shall be shared on a pro rata basis, based on each Bank's Pro Rata Share of the Obligations. For purposes of this Section 13.06(c)
(x) "Pro Rata Share" shall mean, when calculating a Bank's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Bank's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean all obligations and liabilities of the Company arising out of or in connection with the principal of, and interest on, all Loans made to the Company, all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued under the Credit Agreement, and all Fees relating thereto and (z) "Secondary Obligations" shall mean all Obligations of the Company other than Primary Obligations. When payments to Banks are based upon their respective Pro Rata Shares, the amounts received by such Banks hereunder shall be applied (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Bank of its Pro Rata Share of any distribution would result in over-payment to such Bank, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Banks, with each Bank whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Bank and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Banks entitled to such distribution.

     (d) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a), (b) and (c) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

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

     13.07 CALCULATIONS; COMPUTATIONS; DETERMINATION OF DOLLAR EQUIVALENT AND FIXED RATES. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by each Borrower to the Banks); PROVIDED that, except as otherwise specifically provided herein, all computations of Excess Cash Flow and all computations determining compliance with Sections 8.07 through 8.10, inclusive, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 6.05(a). For purposes of determining compliance with Section
8.04 with respect to outstanding Indebtedness incurred in a currency other than Dollars, each Borrower and its Subsidiaries will not be in violation of such Section solely as a result of fluctuations in the Dollar Equivalent of any such Indebtedness from the Dollar Equivalent thereof at the time such Indebtedness was incurred.

     (b) All computations of interest, Commitment Fees, and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day except as otherwise provided in Section 3.01(b) and (c)) occurring in the period for which such interest, Commitment Fees or other Fees are payable, provided that all computations of interest on Base Rate Loans and Sterling Loans shall be made on the basis of a year of 365 days (or 366 days as the case may be) for the actual number of days (including the first day but excluding the last day occurring in the period for which such interest is payable).

     (c) For purposes of this Agreement, the Dollar Equivalent of each Alternate Currency (whether in respect of Alternate Currency Loans or Letters of Credit denominated in a currency other than Dollars) shall be calculated on the first Business Day of each month, provided that the Dollar Equivalent for each Letter of Credit denominated in a foreign currency other than an Alternate Currency shall also be calculated on the date of issuance of such Letter of Credit. The Dollar Equivalent for all reimbursement obligations with respect to Letters of Credit issued in a currency other than Dollars shall be determined by using the Dollar Equivalent thereof as in effect on the date the respective Unpaid Drawing was paid or disbursed by the relevant Issuing Bank. The Dollar Equivalent for each Alternate Currency (and for any other foreign currency in which a Letter of Credit may be denominated) shall remain in effect until the same is recalculated by BTCo as provided above and notice of such recalculation is received by the Company, it being understood that until such notice is received, the Dollar Equivalent shall be that Dollar Equivalent as last reported to the Company by BTCo. BTCo shall promptly notify the Company and the Banks of each determination of the Dollar Equivalent for each Alternate Currency (and for any other foreign currency in which a Letter of Credit may be denominated).

     (d) In the event that (and for so long as) BTCo ceases to be a first-class bank, the Company shall have the right, upon 20 Business Days' prior written notice to the Administrative Agent and the Banks, to appoint another Bank (with the consent of such Bank and the Required Banks) for purposes of making the offered quotations for the respective Fixed Rates.

     13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE SECURITY DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY ACCEPT FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF HOLDINGS AND EACH BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER HOLDINGS OR SUCH BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER HOLDINGS OR SUCH BORROWER. EACH OF HOLDINGS AND EACH SUBSIDIARY BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS THE COMPANY, WITH OFFICES ON THE DATE HEREOF AT ONE WASHINGTON MALL - 8TH FLOOR, BOSTON, MASSACHUSETTS 02108-2610, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON THE COMPANY SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF HOLDINGS AND EACH SUBSIDIARY BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT. EACH OF HOLDINGS AND EACH OF THE BORROWERS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED

COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO HOLDINGS OR SUCH BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS MADE IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 13.08 WAS IN ANY WAY INVALID OR EFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HOLDINGS OR ANY BORROWER IN ANY OTHER JURISDICTION.

     (b) EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (c) THE COMPANY HEREBY AGREES WITH HOLDINGS, EACH SUBSIDIARY BORROWER,
EACH OTHER CREDIT PARTY, THE ADMINISTRATIVE AGENT AND EACH BANK THAT THE COMPANY IRREVOCABLY ACCEPTS SUCH APPOINTMENT AS AGENT AS SET FORTH IN CLAUSE (a) OF THIS
SECTION 13.08 AND AS SET FORTH IN THE US SUBSIDIARY GUARANTY AND AGREES THAT THE COMPANY (i) SHALL INFORM THE ADMINISTRATIVE AGENT PROMPTLY IN WRITING OF ANY CHANGE OF ITS ADDRESS, (ii) SHALL NOTIFY THE ADMINISTRATIVE AGENT OF ANY TERMINATION OF ANY OF THE AGENCY RELATIONSHIPS CREATED BY CLAUSE (a) OF THIS
SECTION 13.08 OR BY THE US SUBSIDIARY GUARANTY, (iii) SHALL PERFORM ITS OBLIGATIONS AS SUCH AGENT IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE (a) OF THIS SECTION 13.08 AND THE US SUBSIDIARY GUARANTY AND (iv) SHALL FORWARD PROMPTLY TO EACH CREDIT PARTY ANY LEGAL PROCESS RECEIVED BY THE COMPANY IN ITS CAPACITY AS PROCESS AGENT. AS PROCESS AGENT, THE COMPANY

AGREES TO DISCHARGE THE ABOVE-MENTIONED OBLIGATIONS AND WILL NOT REFUSE FULFILLMENT OF SUCH OBLIGATIONS UNDER CLAUSE (a) OF THIS SECTION 13.08 AND AS SET FORTH IN THE US SUBSIDIARY GUARANTY. IN ADDITION, THE COMPANY AGREES THAT IT SHALL AT ALL TIMES HAVE A REGISTERED AGENT IN NEW YORK TO RECEIVE SERVICE OF PROCESS. THE INITIAL REGISTERED AGENT SHALL BE THE PRENTICE-HALL CORPORATION SYSTEM, INC. THE COMPANY SHALL PROMPTLY NOTIFY THE ADMINISTRATIVE AGENT OF ANY CHANGE OF ADDRESS OF SUCH REGISTERED AGENT AND OF ANY APPOINTMENT OF A NEW REGISTERED AGENT AND SUCH NEW REGISTERED AGENT'S ADDRESS.

     (D) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     13.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Administrative Agent.

     13.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "Restatement Effective Date") on which (i) each of Holdings, the Company, each Subsidiary Borrower, the Administrative Agent and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it and (ii) the conditions contained in Section 5 are met to the satisfaction of the Administrative Agent and the Required Banks (determined immediately after the occurrence of the Restatement Effective Date). Unless the Administrative Agent has received actual notice from any Bank that the conditions contained in Section 5 have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Restatement Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Restatement

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

Effective Date shall not release the Borrowers from any liability for failure to satisfy one or more of the applicable conditions contained in Section 5. The Administrative Agent will give the Borrowers and each Bank prompt written notice of the occurrence of the Restatement Effective Date.

     13.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     13.12 AMENDMENT OR WAIVER; ETC. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting Bank) with Obligations being directly affected thereby, (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof, (ii) release all or substantially all of the Collateral (except as expressly provided in the Security Documents) under all the Security Documents, or release any Guarantor from its obligations thereunder (in each case except as expressly provided in the Credit Documents), (iii) amend, modify or waive any provision of this Section 13.12, (iv) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Restatement Effective Date), (v) consent to the assignment or transfer by the Company or any Subsidiary Borrower of any of its rights and obligations under this Agreement or (vi) release Holdings from its obligations under the Holdings Guaranty; PROVIDED FURTHER, that no such change, waiver, discharge or termination shall (u) increase the Commitments of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank), (v) without the consent of the Issuing Banks, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (w) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 11 as same applies to the Administrative Agent or any other provision as same relates to the rights or obligations of the Administrative Agent, (x) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (y) without the consent of the Majority Banks of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Banks of each Tranche in the case of an amendment to the definition of Majority Banks), amend the definition of Majority Banks or alter the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches, pursuant to Section
4.01 or 4.02 (excluding Sections 4.02(b) and (c)) (although the Required Banks may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered) or (z) without the consent of the Supermajority Banks of the respective Tranche, amend, modify or waive any Scheduled Repayment of such Tranche (in each case other than the last such Scheduled Repayment) or amend the definition of Supermajority Banks.

     (b) If, in connection with any proposed change, waiver, discharge or termination with respect to any of the provisions of this Agreement as contemplated by clauses (i) through (vi), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Company shall have the right, to replace each such non-consenting Bank or Banks (so long as all non-consenting Banks are so replaced) with one or more Replacement Banks pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination, provided that the Company shall not have the right to replace a Bank solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 13.12(a).

     13.13 SURVIVAL. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.05, 4.04, 11.06 and 13.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

     13.14 DOMICILE OF LOANS. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective Bank prior to such transfer, then no Borrower shall be obligated to pay such increased costs (although each Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer), it being understood that the designation by a Bank on the Restatement Effective Date of a Subsidiary or Affiliate of such Bank to make certain Alternate Currency Loans of the Type specified in the footnotes to Schedule I shall not be subject to the provisions of this sentence (although any subsequent transfer by such Subsidiary or Affiliate shall be so subject).

     13.15 CONFIDENTIALITY. (a) Subject to the provisions of clause (b) of this
Section 13.15, each Bank agrees that it will use its reasonable efforts not to disclose without the prior consent of the Company (other than to its employees, auditors, advisors or counsel or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.15 to the same extent as such Bank) any information with respect to Holdings, the Company or any of their Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Company to the Banks in writing as confidential or would customarily be treated as confidential in banking practice, PROVIDED that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to the Administrative Agent or the Collateral Agent and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Bank, PROVIDED that such prospective transferee agrees to maintain the confidentiality contained in this Section.

     (b) Each of Holdings, the Company and each other Borrower hereby acknowledges and agrees that each Bank may share with any of its Lending Affiliates any information related to Holdings, the Company or any of their Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Holdings, the Company and their Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.15 to the same extent as such Bank).

     13.16 REGISTER. Each Borrower hereby designates the Administrative Agent to serve as such Borrower's agent, solely for purposes of this Section 13.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation, shall not affect the respective Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of the assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of the assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. Each Borrower jointly and severally agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section
13.16 other than those resulting from the Administrative Agent's willful misconduct or gross negligence.

     13.17 JUDGMENT CURRENCY. (a) The Credit Parties' obligations hereunder and under the other Credit Documents to make payments in the Applicable Currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent or the respective Bank of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent or such Bank under this Agreement or the other Credit Documents. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made at the Alternate Currency Equivalent or the Dollar Equivalent thereof, as the case may be, and, in the case of other currencies, the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent and reasonably acceptable to the relevant Borrower) determined, in each case, as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

     (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

     (c) For purposes of determining the Alternate Currency Equivalent or the Dollar Equivalent or any other rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

     13.18 POST-CLOSING MATTERS. Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that:

          (a) Within 30 days after the Restatement Effective Date, the Collateral Agent shall have received endorsements of the authorized issuing agent for the title insurers reasonably satisfactory to the Collateral Agent to each Mortgage Policy assuring the Collateral Agent that each Mortgage is a valid and enforceable first priority mortgage lien on the respective Mortgaged Properties, free and clear of all defects and encumbrances, except Permitted Encumbrances; and

          (b) Within 30 days after the Restatement Effective Date, the Collateral Agent shall have received certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name Peltor, Inc. as debtor and that are filed in the appropriate filing offices located in Rhode Island, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law) fully executed for filing.

     13.19 AMENDMENT AND RESTATEMENT; TERMINATION OF ORIGINAL CREDIT AGREEMENT. On the Restatement Effective Date, without further action by any party the Original Credit Agreement shall be amended and restated to read in full as set forth herein. Holdings, the Company, each Subsidiary Borrower and each of the Banks agrees that on and as of the Restatement Effective Date the "Commitments" as defined in the Original Credit Agreement shall be terminated in their entirety and all "Notes" as defined in, and issued under, the Original Credit Agreement, shall be superseded hereby and by the Notes issued hereunder on the Restatement Effective Date.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:
- --------

c/o Cabot Safety Corporation                 AEARO CORPORATION
One Washington Mall
Boston, MA  01550                            By /s/ Bryan J. Carey
Telephone No. (617) 371-4200                   -------------------------------
Telecopy No.  (617) 371-4233                    Title: Vice President &
                                                       Treasurer



Attention:  General Counsel

with a copy to

Vestar Equity Partners, L.P.
245 Park Avenue
New York, New York  10167
Telephone No. (212) 949-6500
Telecopy No.  (212) 808-4922

c/o Cabot Safety Corporation                 CABOT SAFETY CORPORATION
One Washington Mall
Boston, MA  01550                            By /s/ Bryan J. Carey
Telephone No. (617) 371-4200                    -------------------------------
Telecopy No.  (617) 371-4233                    Title: Treasurer

Attention:  General Counsel

with a copy to

Vestar Equity Partners, L.P.
245 Park Avenue
New York, New York  10167
Telephone No. (212) 949-6500
Telecopy No.  (212) 808-4922
c/o Cabot Safety Corporation            CABOT SAFETY CANADA CORPORATION
One Washington Mall
Boston, MA  01550                       By /s/ Bryan J. Carey
Telephone No. (617) 371-4200               ------------------------------------
Telecopy No.  (617) 371-4233               Title: Treasurer

Attention:  General Counsel

with a copy to

Vestar Equity Partners, L.P.
245 Park Avenue
New York, New York  10167
Telephone No. (212) 949-6500
Telecopy No.  (212) 808-4922


c/o Cabot Safety Corporation            CABOT SAFETY LIMITED
One Washington Mall
Boston, MA  01550                       By /s/ John D. Curtin, Jr.
Telephone No. (617) 371-4200               ------------------------------------
Telecopy No.  (617) 371-4233               Title: Chairman/Director


Attention:  General Counsel             By /s/ Bryan J. Carey
                                           ------------------------------------
with a copy to                             Title: Director

Vestar Equity Partners, L.P.
245 Park Avenue
New York, New York  10167
Telephone No. (212) 949-6500
Telecopy No.  (212) 808-4922

                                        BANKERS TRUST COMPANY,

                                          Individually and as
                                          Administrative Agent

                                        By /s/ Chris Kinslow
                                           ----------------------------------
                                           Title: Vice President

                                                                     SCHEDULE I
                                                                     ----------

                                                            COMMITMENTS
                                                            -----------


Bank                                                        A Term Loan Commitment
- ----                                                        ----------------------

                                                                                           SUBSIDIARY A
                          COMPANY A           COMPANY A               COMPANY A           (IN CANADIAN            SUBSIDIARY A
                           (IN US$)      (IN DEUTSCHE MARKS)    (IN POUNDS STERLING)        DOLLARS)          (IN POUNDS STERLING)
Bankers Trust Company  US$35,148,243.73     DM30,958.000.00     [Pound]13,204,806.55     CDN$6,133,050.00     [Pound]6,857,146.95
                                          (US$20,000,000.00)**     (US$20,000,000.00)**  (US$4,465,921.50)**    (US$10,385,834.77)**
                       ----------------    ----------------         ----------------    -----------------    --------------
TOTAL                  US$35,148,243.73    (DM30,958.000.00)   ([Pound]13,204,806.55)   (CDN$6,133,050.00)   ([Pound]6,857,146.95)
                                          (US$20,000,000.00)**     (US$20,000,000.00)**  (US$4,465,921.50)**    (US$10,385,834.77)**



 B Term Loan         Revolving           Total
 Commitment          Commitment        Commitment
 ----------          ----------        ----------



      U.S.
      ----
 $50,000,000.00             $25,000,000.00      $165,000,000.00
                     ([Pound]16,506,008.19)***
 ----------------    ---------------------      ---------------
 $50,000,000.00             $25,000,000.00      $165,000,000.00
                     ([Pound]16,506,008.19)***


**/   Dollar Equivalent on the Restatement Effective Date.
***/  Sterling Equivalent on the Restatement Effective Date.


                                                                     SCHEDULE II
                                                                     -----------

                                 BANK ADDRESSES
                                 --------------

Bankers Trust Company                      130 Liberty Street
                                           New York, New York  10006
                                           Telephone No.:  (212) 250-7671
                                           Telecopier No.:  (212) 250-7218
                                           Attention:  Christopher Kinslow

                                                                    SCHEDULE III
                                                                    ------------

                           EXISTING LETTERS OF CREDIT

                                  See Attached.


                                                                  SCHEDULE III

===============================================================================
       BENEFICIARY                   AMOUNT                   CREDIT #
- -------------------------------------------------------------------------------
Dong Woo Corporation                $100,000                S-10583
Suite 701, Sungjee                                          (EXP. 7/31/96)
Heights - III
642-6 Yeoksam-Dong
Kangnam-Ku
Seoul, Korea 135-080
===============================================================================

                                                                     SCHEDULE IV


                        A TERM LOAN SCHEDULED REPAYMENTS

                         1. COMPANY A DOLLAR TERM LOANS

           TOTAL AMOUNT ON RESTATEMENT EFFECTIVE DATE: $35,148,243.73
            TOTAL AMOUNT DESIGNATED AS ORIGINAL LOANS: $11,564,910.39
              TOTAL AMOUNT DESIGNATED AS NEW LOANS: $23,583,333.34

                                                                        AMOUNT OF SUCH SCHEDULED         AMOUNT OF SUCH SCHEDULED
                                       TOTAL AMOUNT OF SCHEDULED    REPAYMENT CONSISTING OF ORIGINAL   REPAYMENT CONSISTING OF NEW
A TERM LOAN SCHEDULED REPAYMENT DATE     REPAYMENT IN US DOLLARS              LOANS (IN US$)                   LOANS (IN US$)

last Business Day in August, 1996            $  732,255.08                    $  732,255.08                          0

last Business Day in November, 1996          $  732,255.08                    $  732,255.08                          0

last Business Day in February, 1997          $  732,255.08                    $  732,255.08                          0

last Business Day in May, 1997               $  732,255.08                    $  732,255.08                          0

last Business Day in August, 1997            $  976,340.10                    $  976,340.10                          0

last Business Day in November, 1997          $  976,340.10                    $  976,340.10                          0

last Business Day in February, 1998          $  976,340.10                    $  976,340.10                          0

last Business Day in May, 1998               $  976,340.10                    $  976,340.10                          0

last Business Day in August, 1998            $1,220,425.13                    $1,220,425.13                          0

last Business Day in November, 1998          $1,220,425.13                    $1,220,425.13                          0



                                                                     SCHEDULE IV
                                                                          Page 2



                                                                        AMOUNT OF SUCH SCHEDULED         AMOUNT OF SUCH SCHEDULED
                                       TOTAL AMOUNT OF SCHEDULED    REPAYMENT CONSISTING OF ORIGINAL   REPAYMENT CONSISTING OF NEW
A TERM LOAN SCHEDULED REPAYMENT DATE     REPAYMENT IN US DOLLARS              LOANS (IN US$)                   LOANS (IN US$)

last Business Day in February, 1999          $1,220,425.13                    $1,220,425.13                               0

last Business Day in May, 1999               $1,220,425.13                    $1,069,254.28                   $  151,170.85

last Business Day in August, 1999            $1,464,510.16                                0                   $1,464,510.16

last Business Day in November, 1999          $1,464,510.16                                0                   $1,464,510.16

last Business Day in February, 2000          $1,464,510.16                                0                   $1,464,510.16

last Business Day in May, 2000               $1,464,510.16                                0                   $1,464,510.16

last Business Day in August, 2000            $1,952,680.21                                0                   $1,952,680.21

last Business Day in November, 2000          $1,952,680.21                                0                   $1,952,680.21

last Business Day in February, 2001          $1,952,680.21                                0                   $1,952,680.21

last Business Day in May, 2001               $1,952,680.21                                0                   $1,952,680.21

last Business Day in August, 2001            $2,440,850.26                                0                   $2,440,850.26

last Business Day in November, 2001          $2,440,850.26                                0                   $2,440,850.26

last Business Day in February, 2002          $2,440,850.26                                0                   $2,440,850.26

A Term Loan Maturity Date                    $2,440,850.26                                0                   $2,440,850.26


                                                                     SCHEDULE IV
                                                                          Page 3




                                                      A TERM LOAN SCHEDULED REPAYMENTS

                                                    2. COMPANY A DEUTSCHE MARK TERM LOANS

                                  TOTAL AMOUNT ON RESTATEMENT EFFECTIVE DATE:  30,958,000.00 DEUTSCHE MARKS
                                  TOTAL AMOUNT DESIGNATED AS ORIGINAL LOANS:  10,319,333.33 DEUTSCHE MARKS
                                    TOTAL AMOUNT DESIGNATED AS NEW LOANS:   20,638,666.67 DEUTSCHE MARKS


                                                                          AMOUNT OF SUCH SCHEDULED       AMOUNT OF SUCH SCHEDULED
                                         TOTAL AMOUNT OF SCHEDULED    REPAYMENT CONSISTING OF ORIGINAL  REPAYMENT CONSISTING OF NEW
A TERM LOAN SCHEDULED REPAYMENT DATE   REPAYMENT IN DEUTSCHE MARKS       LOANS (IN DEUTSCHE MARKS)       LOANS (IN DEUTSCHE MARKS)

last Business Day in August, 1996                644,958.33                       644,958.33                          0

last Business Day in November, 1996              644,958.33                       644,958.33                          0

last Business Day in February, 1997              644,958.33                       644,958.33                          0

last Business Day in May, 1997                   644,958.33                       644,958.33                          0

last Business Day in August, 1997                859,944.44                       859,944.44                          0

last Business Day in November, 1997              859,944.44                       859,944.44                          0

last Business Day in February, 1998              859,944.44                       859,944.44                          0

last Business Day in May, 1998                   859,944.44                       859,944.44                          0

last Business Day in August, 1998              1,074,930.56                     1,074,930.56                          0

last Business Day in November, 1998            1,074,930.56                     1,074,930.56                          0

last Business Day in February, 1999            1,074,930.56                     1,074,930.56                          0


                                                                     SCHEDULE IV
                                                                          Page 4

                                                                          AMOUNT OF SUCH SCHEDULED       AMOUNT OF SUCH SCHEDULED
                                         TOTAL AMOUNT OF SCHEDULED    REPAYMENT CONSISTING OF ORIGINAL  REPAYMENT CONSISTING OF NEW
A TERM LOAN SCHEDULED REPAYMENT DATE   REPAYMENT IN DEUTSCHE MARKS       LOANS (IN DEUTSCHE MARKS)       LOANS (IN DEUTSCHE MARKS)

last Business Day in May, 1999              1,074,930.56                   1,074,930.56                                    0

last Business Day in August, 1999           1,289,916.67                              0                         1,289,916.67

last Business Day in November, 1999         1,289,916.67                              0                         1,289,916.67

last Business Day in February, 2000         1,289,916.67                              0                         1,289,916.67

last Business Day in May, 2000              1,289,916.67                              0                         1,289,916.67

last Business Day in August, 2000           1,719,888.89                              0                         1,719,888.89

last Business Day in November, 2000         1,719,888.89                              0                         1,719,888.89

last Business Day in February, 2001         1,719,888.89                              0                         1,719,888.89

last Business Day in May, 2001              1,719,888.89                              0                         1,719,888.89

last Business Day in August, 2001           2,149,861.11                              0                         2,149,861.11

last Business Day in November, 2001         2,149,861.11                              0                         2,149,861.11

last Business Day in February, 2002         2,149,861.11                              0                         2,149,861.11

A Term Loan Maturity Date                   2,149,861.11                              0                         2,149,861.11




                                                                     SCHEDULE IV
                                                                          Page 5

                                                      A TERM LOAN SCHEDULED REPAYMENTS

                                                      3. COMPANY A STERLING TERM LOANS

                                  TOTAL AMOUNT ON RESTATEMENT EFFECTIVE DATE: 13,204,806.55 POUNDS STERLING
                                  TOTAL AMOUNT DESIGNATED AS ORIGINAL LOANS:  4,401,602.19 POUNDS STERLING
                                     TOTAL AMOUNT DESIGNATED AS NEW LOANS:  8,803,204.36 POUNDS STERLING

                                                                        AMOUNT OF SUCH SCHEDULED         AMOUNT OF SUCH SCHEDULED
                                        TOTAL AMOUNT OF SCHEDULED    REPAYMENT CONSISTING OF ORIGINAL   REPAYMENT CONSISTING OF NEW
A TERM LOAN SCHEDULED REPAYMENT DATE   REPAYMENT IN POUNDS STERLING      LOANS (IN POUNDS STERLING)      LOANS (IN POUNDS STERLING)

last Business Day in August, 1996         [Pound]275,100.14                [Pound]275,100.14                         0

last Business Day in November, 1996       [Pound]275,100.14                [Pound]275,100.14                         0

last Business Day in February, 1997       [Pound]275,100.14                [Pound]275,100.14                         0

last Business Day in May, 1997            [Pound]275,100.14                [Pound]275,100.14                         0

last Business Day in August, 1997         [Pound]366,800.18                [Pound]366,800.18                         0

last Business Day in November, 1997       [Pound]366,800.18                [Pound]366,800.18                         0

last Business Day in February, 1998       [Pound]366,800.18                [Pound]366,800.18                         0

last Business Day in May, 1998            [Pound]366,800.18                [Pound]366,800.18                         0


                                                                     SCHEDULE IV
                                                                          Page 6


                                                                        AMOUNT OF SUCH SCHEDULED         AMOUNT OF SUCH SCHEDULED
                                        TOTAL AMOUNT OF SCHEDULED    REPAYMENT CONSISTING OF ORIGINAL   REPAYMENT CONSISTING OF NEW
A TERM LOAN SCHEDULED REPAYMENT DATE   REPAYMENT IN POUNDS STERLING      LOANS (IN POUNDS STERLING)      LOANS (IN POUNDS STERLING)


last Business Day in August, 1998         [Pound]458,500.23                [Pound]458,500.23                               0

last Business Day in November, 1998       [Pound]458,500.23                [Pound]458,500.23                               0

last Business Day in February, 1999       [Pound]458,500.23                [Pound]458,500.23                               0

last Business Day in May, 1999            [Pound]458,500.23                [Pound]458,500.23                               0

last Business Day in August, 1999         [Pound]550,200.27                                0               [Pound]550,200.27

last Business Day in November, 1999       [Pound]550,200.27                                0               [Pound]550,200.27

last Business Day in February, 2000       [Pound]550,200.27                                0               [Pound]550,200.27

last Business Day in May, 2000            [Pound]550,200.27                                0               [Pound]550,200.27

last Business Day in August, 2000         [Pound]733,600.36                                0               [Pound]733,600.36

last Business Day in November, 2000       [Pound]733,600.36                                0               [Pound]733,600.36

last Business Day in February, 2001       [Pound]733,600.36                                0               [Pound]733,600.36

last Business Day in May, 2001            [Pound]733,600.36                                0               [Pound]733,600.36

last Business Day in August, 2001         [Pound]917,000.45                                0               [Pound]917,000.45

last Business Day in November, 2001       [Pound]917,000.45                                0               [Pound]917,000.45

last Business Day in February, 2002       [Pound]917,000.45                                0               [Pound]917,000.45

A Term Loan Maturity Date                 [Pound]917,000.45                                0               [Pound]917,000.45


                                                                     SCHEDULE IV
                                                                          Page 7

                                                      A TERM LOAN SCHEDULED REPAYMENTS

                                                     4. SUBSIDIARY A CANADIAN TERM LOANS

                                  TOTAL AMOUNT ON RESTATEMENT EFFECTIVE DATE: 6,133,050.00 CANADIAN DOLLARS
                                  TOTAL AMOUNT DESIGNATED AS ORIGINAL LOANS:  6,133,050.00 CANADIAN DOLLARS
                                   TOTAL AMOUNT DESIGNATED AS NEW LOANS:          0       CANADIAN DOLLARS




                                                                         AMOUNT OF SUCH SCHEDULED         AMOUNT OF SUCH SCHEDULED
                                          TOTAL AMOUNT OF SCHEDULED  REPAYMENT CONSISTING OF ORIGINAL   REPAYMENT CONSISTING OF NEW
A TERM LOAN SCHEDULED REPAYMENT DATE   REPAYMENT IN CANADIAN DOLLARS   LOANS (IN CANADIAN DOLLARS)     LOANS (IN CANADIAN DOLLARS)

last Business Day in August, 1996                   0                              0                               0

last Business Day in November, 1996                 0                              0                               0

last Business Day in February, 1997                 0                              0                               0

last Business Day in May, 1997                      0                              0                               0

last Business Day in August, 1997                   0                              0                               0

last Business Day in November, 1997                 0                              0                               0

last Business Day in February, 1998                 0                              0                               0



                                                                     SCHEDULE IV
                                                                          Page 8



                                                                         AMOUNT OF SUCH SCHEDULED         AMOUNT OF SUCH SCHEDULED
                                          TOTAL AMOUNT OF SCHEDULED  REPAYMENT CONSISTING OF ORIGINAL   REPAYMENT CONSISTING OF NEW
A TERM LOAN SCHEDULED REPAYMENT DATE   REPAYMENT IN CANADIAN DOLLARS   LOANS (IN CANADIAN DOLLARS)     LOANS (IN CANADIAN DOLLARS)


last Business Day in May, 1998                               0                           0                   0

last Business Day in August, 1998                            0                           0                   0

last Business Day in November, 1998                          0                           0                   0

last Business Day in February, 1999                          0                           0                   0

last Business Day in May, 1999                               0                           0                   0

last Business Day in August, 1999                            0                           0                   0

last Business Day in November, 1999                          0                           0                   0

last Business Day in February, 2000                          0                           0                   0

last Business Day in May, 2000                               0                           0                   0

last Business Day in August, 2000                            0                           0                   0

last Business Day in November, 2000                          0                           0                   0

last Business Day in February, 2001                          0                           0                   0

last Business Day in May, 2001                               0                           0                   0

last Business Day in August, 2001                            0                           0                   0

last Business Day in November, 2001                          0                           0                   0

last Business Day in February, 2002                          0                           0                   0

A Term Loan Maturity Date                        $6,133,050.00               $6,133,050.00                   0



                                                                     SCHEDULE IV
                                                                          Page 9




                                                      A TERM LOAN SCHEDULED REPAYMENTS

                                                     5. SUBSIDIARY A STERLING TERM LOANS

                                  TOTAL AMOUNT ON RESTATEMENT EFFECTIVE DATE: 6,857,146.95 POUNDS STERLING
                                  TOTAL AMOUNT DESIGNATED AS ORIGINAL LOANS:  6,857,146.95 POUNDS STERLING
                                     TOTAL AMOUNT DESIGNATED AS NEW LOANS:       0       POUNDS STERLING

                                                                          AMOUNT OF SUCH SCHEDULED        AMOUNT OF SUCH SCHEDULED
                                        TOTAL AMOUNT OF SCHEDULED   REPAYMENT CONSISTING OF ORIGINAL    REPAYMENT CONSISTING OF NEW
A TERM LOAN SCHEDULED REPAYMENT DATE  REPAYMENT IN POUNDS STERLING     LOANS (IN POUNDS STERLING)        LOANS (IN POUNDS STERLING)

last Business Day in August, 1996              [Pound]142,857.23               [Pound]142,857.23                         0

last Business Day in November, 1996            [Pound]142,857.23               [Pound]142,857.23                         0

last Business Day in February, 1997            [Pound]142,857.23               [Pound]142,857.23                         0

last Business Day in May, 1997                 [Pound]142,857.23               [Pound]142,857.23                         0

last Business Day in August, 1997              [Pound]190,476.30               [Pound]190,476.30                         0

last Business Day in November, 1997            [Pound]190,476.30               [Pound]190,476.30                         0

last Business Day in February, 1998            [Pound]190,476.30               [Pound]190,476.30                         0

last Business Day in May, 1998                 [Pound]190,476.30               [Pound]190,476.30                         0



                                                                     SCHEDULE IV
                                                                         Page 10



                                                                          AMOUNT OF SUCH SCHEDULED        AMOUNT OF SUCH SCHEDULED
                                        TOTAL AMOUNT OF SCHEDULED   REPAYMENT CONSISTING OF ORIGINAL    REPAYMENT CONSISTING OF NEW
A TERM LOAN SCHEDULED REPAYMENT DATE  REPAYMENT IN POUNDS STERLING     LOANS (IN POUNDS STERLING)        LOANS (IN POUNDS STERLING)

last Business Day in August, 1998              [Pound]238,095.38               [Pound]238,095.38                         0

last Business Day in November, 1998            [Pound]238,095.38               [Pound]238,095.38                         0

last Business Day in February, 1999            [Pound]238,095.38               [Pound]238,095.38                         0

last Business Day in May, 1999                 [Pound]238,095.38               [Pound]238,095.38                         0

last Business Day in August, 1999              [Pound]285,714.46               [Pound]285,714.46                         0

last Business Day in November, 1999            [Pound]285,714.46               [Pound]285,714.46                         0

last Business Day in February, 2000            [Pound]285,714.46               [Pound]285,714.46                         0

last Business Day in May, 2000                 [Pound]285,714.46               [Pound]285,714.46                         0

last Business Day in August, 2000              [Pound]380,952.61               [Pound]380,952.61                         0

last Business Day in November, 2000            [Pound]380,952.61               [Pound]380,952.61                         0

last Business Day in February, 2001            [Pound]380,952.61               [Pound]380,952.61                         0

last Business Day in May, 2001                 [Pound]380,952.61               [Pound]380,952.61                         0

last Business Day in August, 2001              [Pound]476,190.76               [Pound]476,190.76                         0

last Business Day in November, 2001            [Pound]476,190.76               [Pound]476,190.76                         0

last Business Day in February, 2002            [Pound]476,190.76               [Pound]476,190.76                         0

A Term Loan Maturity Date                      [Pound]476,190.76               [Pound]476,190.76                         0


                                                                     SCHEDULE IV
                                                                         Page 11

                                                                     SCHEDULE IV

                                                      A TERM LOAN SCHEDULED REPAYMENTS

                                                      [FOR INFORMATIONAL PURPOSES ONLY]

                                                               7. A TERM LOANS

                                         TOTAL AMOUNT ON RESTATEMENT EFFECTIVE DATE:  $90,000,000.00
                                         TOTAL AMOUNT DESIGNATED AS ORIGINAL LOANS:  $39,750,000.00
                                            TOTAL AMOUNT DESIGNATED AS NEW LOANS:  $50,250,000.00

                                         TOTAL AMOUNT OF A TERM         AMOUNT OF SUCH SCHEDULED         AMOUNT OF SUCH SCHEDULED
                                      LOAN SCHEDULED REPAYMENT IN   REPAYMENT CONSISTING OF ORIGINAL    REPAYMENT CONSISTING OF NEW
                                        US DOLLARS OR US DOLLAR        LOANS (IN US$ OR US DOLLAR       LOANS (IN US$ OR US DOLLAR
A TERM LOAN SCHEDULED REPAYMENT      EQUIVALENTS (CALCULATED ON THE  EQUIVALENTS (CALCULATED ON THE   EQUIVALENTS (CALCULATED ON THE
              DATE                     RESTATEMENT EFFECTIVE DATE)     RESTATEMENT EFFECTIVE DATE))     RESTATEMENT EFFECTIVE DATE))

last Business Day in August, 1996            $1,781,959.97                    $1,781,959.97                          0

last Business Day in November, 1996          $1,781,959.97                    $1,781,959.97                          0

last Business Day in February, 1997          $1,781,959.97                    $1,781,959.97                          0

last Business Day in May, 1997               $1,781,959.97                    $1,781,959.97                          0

last Business Day in August, 1997            $2,375,946.62                    $2,375,946.62                          0

last Business Day in November, 1997          $2,375,946.62                    $2,375,946.62                          0

last Business Day in February, 1998          $2,375,946.62                    $2,375,946.62                          0

last Business Day in May, 1998               $2,375,946.62                    $2,375,946.62                          0




                                                                     SCHEDULE IV
                                                                         Page 12


                                         TOTAL AMOUNT OF A TERM         AMOUNT OF SUCH SCHEDULED         AMOUNT OF SUCH SCHEDULED
                                      LOAN SCHEDULED REPAYMENT IN   REPAYMENT CONSISTING OF ORIGINAL    REPAYMENT CONSISTING OF NEW
                                        US DOLLARS OR US DOLLAR        LOANS (IN US$ OR US DOLLAR       LOANS (IN US$ OR US DOLLAR
A TERM LOAN SCHEDULED REPAYMENT      EQUIVALENTS (CALCULATED ON THE  EQUIVALENTS (CALCULATED ON THE   EQUIVALENTS (CALCULATED ON THE
               DATE                    RESTATEMENT EFFECTIVE DATE)     RESTATEMENT EFFECTIVE DATE))     RESTATEMENT EFFECTIVE DATE))

last Business Day in August, 1998            $ 2,969,933.28                   $2,969,933.28                               0

last Business Day in November, 1998          $ 2,969,933.28                   $2,969,933.28                               0

last Business Day in February, 1999          $ 2,969,933.28                   $2,969,933.28                               0

last Business Day in May, 1999               $ 2,969,933.28                   $2,818,762.43                   $  151,170.85

last Business Day in August, 1999            $ 3,563.919.94                   $  432,743.12                   $3,131,176.82

last Business Day in November, 1999          $ 3,563.919.94                   $  432,743.12                   $3,131,176.82

last Business Day in February, 2000          $ 3,563.919.94                   $  432,743.12                   $3,131,176.82

last Business Day in May, 2000               $ 3,563.919.94                   $  432,743.12                   $3,131,176.82

last Business Day in August, 2000            $ 4,751,893.25                   $  576,990.82                   $3,563,919.94

last Business Day in November, 2000          $ 4,751,893.25                   $  576,990.82                   $3,563,919.94

last Business Day in February, 2001          $ 4,751,893.25                   $  576,990.82                   $3,563,919.94

last Business Day in May, 2001               $ 4,751,893.25                   $  576,990.82                   $3,563,919.94

last Business Day in August, 2001            $ 5,939,866.57                   $  721,238.53                   $5,218,628.04

last Business Day in November, 2001          $ 5,939,866.57                   $  721,238.53                   $5,218,628.04

last Business Day in February, 2002          $ 5,939,866.57                   $  721,238.53                   $5,218,628.04

A Term Loan Maturity Date                    $10,405,788.07                   $5,187,160.03                   $5,218,626.04


                                                                                                           SCHEDULE IV
                                                                                                               Page 13



                                                      B TERM LOAN SCHEDULED REPAYMENTS

                                                               1. B TERM LOANS

                                          TOTAL AMOUNT ON RESTATEMENT EFFECTIVE DATE:  $50,000,000
                                           TOTAL AMOUNT DESIGNATED AS ORIGINAL LOANS:  $1,500,000
                                             TOTAL AMOUNT DESIGNATED AS NEW LOANS:  $48,500,000

                                                                                                                  AMOUNT OF SUCH
                                        TOTAL AMOUNT OF B TERM LOAN                                            SCHEDULED REPAYMENT
B TERM LOAN SCHEDULED REPAYMENT              SCHEDULED REPAYMENT        AMOUNT OF SUCH SCHEDULED REPAYMENT   CONSISTING OF NEW LOANS
             DATE                               IN US DOLLARS         CONSISTING OF ORIGINAL LOANS (IN US$)         (IN US$)
last Business Day in August, 1996                   $125,000                      $125,000                                0

last Business Day in November, 1996                 $125,000                      $125,000                                0

last Business Day in February, 1997                 $125,000                      $125,000                                0

last Business Day in May, 1997                      $125,000                      $125,000                                0

last Business Day in August, 1997                   $125,000                      $125,000                                0

last Business Day in November, 1997                 $125,000                      $125,000                                0

last Business Day in February, 1998                 $125,000                      $125,000                                0

last Business Day in May, 1998                      $125,000                      $125,000                                0

last Business Day in August, 1998                   $125,000                      $125,000                                0

last Business Day in November, 1998                 $125,000                      $125,000                                0

last Business Day in February, 1999                 $125,000                      $125,000                                0

last Business Day in May, 1999                      $125,000                      $125,000                                0


                                                                     SCHEDULE IV
                                                                         PAGE 14


                                                                                                                  AMOUNT OF SUCH
                                        TOTAL AMOUNT OF B TERM LOAN                                            SCHEDULED REPAYMENT
B TERM LOAN SCHEDULED REPAYMENT              SCHEDULED REPAYMENT        AMOUNT OF SUCH SCHEDULED REPAYMENT   CONSISTING OF NEW LOANS
             DATE                               IN US DOLLARS         CONSISTING OF ORIGINAL LOANS (IN US$)         (IN US$)

last Business Day in August, 1999                   $   125,000                    0                                $   125,000

last Business Day in November, 1999                 $   125,000                    0                                $   125,000

last Business Day in February, 2000                 $   125,000                    0                                $   125,000

last Business Day in May, 2000                      $   125,000                    0                                $   125,000

last Business Day in August, 2000                   $   125,000                    0                                $   125,000

last Business Day in November, 2000                 $   125,000                    0                                $   125,000

last Business Day in February, 2001                 $   125,000                    0                                $   125,000

last Business Day in May, 2001                      $   125,000                    0                                $   125,000

last Business Day in August, 2001                   $   125,000                    0                                $   125,000

last Business Day in November, 2001                 $   125,000                    0                                $   125,000

last Business Day in February, 2002                 $   125,000                    0                                $   125,000

last Business Day in May, 2002                      $   125,000                    0                                $   125,000

last Business Day in August, 2002                   $11,750,000                    0                                $11,750,000

last Business Day in November, 2002                 $11,750,000                    0                                $11,750,000

last Business Day in February, 2003                 $11,750,000                    0                                $11,750,000

B Term Loan Maturity Date                           $11,750,000                    0                                $11,750,000


